                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number       811-02224
                                   -------------------------------------------

                           MML Series Investment Fund
         ---------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               1295 State Street, Springfield, MA           01111
         --------------------------------------------------------
               (Address of principal executive offices)   (Zip code)

               David W. O'Leary
               1295 State Street, Springfield, MA 01111
         ---------------------------------------------------------
               (Name and address of agent for service)

Registrant's telephone number, including area code: 413-788-8411
                                                   ---------------
Date of fiscal year end:   12/31/2004
                         ------------

Date of reporting period:  12/31/2004
                          -----------

ITEM 1 REPORTS TO STOCKHOLDERS.

     (Annual Report for the period 1/1/04 through 12/31/04 is filed herewith)

MML SERIES INVESTMENT FUND

ANNUAL REPORT
FOR THE YEAR ENDED
DECEMBER 31, 2004

[GRAPHIC]

MML MONEY MARKET FUND
MML MANAGED BOND FUND
MML BLEND FUND
MML EQUITY FUND

[MASSMUTUAL FINANCIAL GROUP(SM) LOGO]

YOU CAN'T PREDICT. YOU CAN PREPARE.(R)

[GRAPHIC]

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                                                                1
PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2004
    MML Money Market Fund                                                                            12
    MML Managed Bond Fund                                                                            13
    MML Blend Fund                                                                                   20
    MML Equity Fund                                                                                  30

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004                                          36
    MML Money Market Fund
    MML Managed Bond Fund
    MML Blend Fund
    MML Equity Fund

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004                                         37
    MML Money Market Fund
    MML Managed Bond Fund
    MML Blend Fund
    MML Equity Fund

STATEMENT OF CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 2004 AND
FOR THE YEAR ENDED DECEMBER 31, 2003                                                                 38
    MML Money Market Fund
    MML Managed Bond Fund
    MML Blend Fund
    MML Equity Fund

FINANCIAL HIGHLIGHTS
    MML Money Market Fund                                                                            40
    MML Managed Bond Fund                                                                            41
    MML Blend Fund                                                                                   42
    MML Equity Fund                                                                                  43

NOTES TO FINANCIAL STATEMENTS                                                                        44

INDEPENDENT AUDITORS' REPORT                                                                         52

DIRECTORS AND OFFICERS (UNAUDITED)                                                                   53

FEDERAL TAX INFORMATION (UNAUDITED)                                                                  56

FUND EXPENSES (UNAUDITED)                                                                            57

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE MML SERIES INVESTMENT FUND. INVESTORS SHOULD CONSIDER A FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY IS AVAILABLE IN THE PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

MML SERIES INVESTMENT FUND - LETTER TO SHAREHOLDERS
                                                               December 31, 2004
TO OUR SHAREHOLDERS

[PHOTO OF DAVID W. O'LEARY]

DAVID W. O'LEARY

"IN MASSMUTUAL'S VIEW, INVESTORS SHOULD FOCUS ON THE LONG TERM, WITH A PORTFOLIO THAT IS APPROPRIATELY DIVERSIFIED BASED ON THEIR FINANCIAL GOALS, TIME HORIZON AND RISK COMFORT LEVEL. STAYING THE COURSE WITH TIME-TESTED PRINCIPLES, SUCH AS DIVERSIFICATION, HAS HISTORICALLY PROVEN TO BE A SOUND STRATEGY."

A LOOK BACK AT 2004

During the first half of 2004, the strong market advance of 2003 lost much of its momentum, as unsettling geopolitical developments, a nebulous market environment and the uncertainty surrounding the U.S. presidential election weighed on investors' minds. Although the larger-cap and technology-oriented market indexes lost some traction in the first quarter, the S&P 500 Index(R)* held its ground and small-cap and international stocks advanced. The bond market also benefited from slightly lower interest rates.

A seesaw of positives and negatives kept many investors from making definitive moves in the second quarter. Despite stronger economic growth and corporate profits, greater consumer confidence and improving employment statistics, higher oil prices, renewed inflation concerns and continued terrorist threats unnerved investors. As a result, many market indexes turned in nearly flat returns.

In the third quarter, stocks lost ground as high energy prices, rising interest rates, presidential election jitters and the worst hurricane season in 40 years kept investors on the defensive. Bonds outperformed stocks, despite two increases in short-term interest rates by the Federal Reserve (Fed).

As 2004 drew to a close, many investors saw gains in the major stock indexes for both the fourth quarter and the year itself. The fixed income rally that had buoyed bond prices for a good portion of the year slowed considerably in the middle of the fourth quarter. Underscoring investor preference for technology stocks over blue chips as 2004 wound down, the Nasdaq Composite Index and Dow Jones Industrial Average returned 14.69% and 7.48% for the quarter and 8.59% and 5.29% for the year, respectively. Small-cap stocks easily outdistanced large caps on both a quarterly basis and for the year. International stocks benefited from the continued weakening of the dollar relative to other currencies, as the MSCI EAFE Index outperformed nearly every other major equity index. Despite an investment trend away from fixed income and toward equities, many bond investors still notched positive returns for the year.

As with much of the year, economic news in the fourth quarter was generally mixed. Many investors were encouraged by a swift resolution to the presidential election and reports of an overall improvement in economic fundamentals. However, gyrating oil prices, predictions about a weak holiday retailing season, weak statistics for new home sales and mortgage applications and concerns about corporate earnings kept an equity rally from sustaining momentum until the second half of the fourth quarter, when a series of economic reports pointed to solid expansion and an improved outlook.

THE ROLE OF THE WEAKENING DOLLAR

In the fourth quarter of 2004, the U.S. dollar declined dramatically relative to its key benchmark currencies, including the euro, the Japanese yen and the British pound. The strong performance of international markets in 2004 directly correlates to the dollar's weakness. Currency rates suddenly became a focus for investors, who wondered about the impact to their portfolios and whether a falling dollar could be both negative and positive. The answer seems to be yes - depending on your perspective.

Put simply, a dollar that is strengthening can buy more units of a foreign currency; a weakening dollar will buy fewer. When the dollar strengthens, the prices of goods and services produced abroad go down for American consumers, who have more purchasing power to buy foreign securities, and a

* Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

better rate of exchange when traveling abroad. Viewed differently, a strong dollar means that U.S. companies have greater difficulty doing business internationally, as they must compete with the lower prices of foreign products. Conversely, when the value of the dollar declines, foreign products become more expensive for U.S. buyers, U.S. companies can offer more competitive pricing on products overseas, foreign travelers find the U.S. to be more affordable, and securities denominated in dollars become more attractive. On the other hand, the prices of foreign-produced goods become higher for U.S. buyers - whose travel to other countries may become cost-prohibitive and whose foreign securities purchasing power diminishes.

OUTLOOK

The weakening dollar notwithstanding, as we look toward 2005, there are various encouraging economic signs on the horizon. Inflation and interest rates are still low and economic expansion has been widely substantiated. Reports on personal income, consumer confidence and durable goods have suggested the economy may sustain above-average growth in the near term, all of which could translate into stronger corporate earnings figures and higher stock prices. The Fed will likely continue to raise interest rates at a measured pace - in tandem with a potentially stronger equity environment, this may present a challenge to bond investors.

In summary, MassMutual continues to believe that investors should focus on the long term, with a portfolio that is appropriately diversified based on their financial goals, time horizon and risk comfort level. Staying the course with time-tested principles, such as diversification, has historically helped investors reach their goals, although past performance is no guarantee of future results.


/s/ David W. O'Leary

David W. O'Leary
PRESIDENT

THE OPINIONS EXPRESSED HEREIN ARE THOSE OF MASS MUTUAL AS OF JANUARY 1, 2005 AND ARE SUBJECT TO CHANGE WITHOUT NOTICE. THIS INFORMATION IS NOT TO BE CONSTRUED AS TAX, LEGAL OR INVESTMENT ADVICE.

MML MONEY MARKET FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MML MONEY MARKET FUND?

This Fund seeks to maximize current income to the extent consistent with liquidity and the preservation of capital by investing in a diversified portfolio of money market instruments.

HOW DID THE FUND PERFORM DURING 2004?

For the 12 months ended December 31, 2004, the Fund's shares had a return of 0.79%, outperforming the 0.77% return of the Lipper Taxable Money Market Fund Index.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

The first quarter of 2004 was characterized by a lackluster stock market, positive total returns for bonds, and a Federal Reserve (Fed) that remained on hold. The biggest factor behind the strong bond performance was anemic job growth, which signaled weak economic expansion and led investors to prefer the relative safety of bonds compared to stocks. Inflation remained in check, despite rising oil and commodity prices.

Stock and bond returns were subdued in the second quarter. Stocks DID outperform bonds, however, as bond prices were negatively impacted by higher interest rates. On June 30, the Federal Reserve Open Market Committee (FOMC) raised its target for the federal funds level 0.25% to 1.25%.

Bonds performed well during the third quarter of 2004, despite rising oil prices and the FOMC's two interest rate increases. In contrast, both the S&P 500 and the Dow Industrials had negative returns during the period. The final release of second quarter Gross Domestic Product (GDP) was 3.3%, a substantial revision from the earlier estimate of 2.7%. Inventory rebuilding, investment spending and net exports fueled the increase.

Bond and money market returns were muted and unexciting during the fourth quarter. The excitement was elsewhere - an active Fed (two rate increases), the U.S. presidential election, a dramatic weakening of the U.S. dollar and a strong rally in the equity markets.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

During the first quarter, short-term yields were at or near historical lows, so the Fund retained a defensive posture from a credit perspective, choosing to give up yield in lieu of holding riskier corporate names. As a result of the turmoil with Fannie Mae and Freddie Mac, the Fund reduced its exposure to the Government Sponsored Enterprises, preferring to hold U.S. Treasury bills.

In the second quarter of 2004, the anticipation of Fed rate increases drove rates higher - and prices lower - across the yield curve, but particularly in the shorter and intermediate maturities. Bond prices move in the opposite direction to interest rates (or yields); when yields rise, the prices of existing bonds fall - and vice versa. At June 30, the two-year note yield had risen by 1.10% to 2.67%; three-year notes ended the quarter yielding 3.07% versus 1.94% at the end of March. The five-year Treasury note increased by 1% in yield to 3.76%.

Turning to the three months ended September 30, longer-maturity Treasuries outperformed, resulting in a flattening of the yield curve. The two-year note fell by 0.07% to yield 2.61%. In reaction to the Fed's tightening, three- and six-month bill yields rose substantially by 0.44% and 0.35% to yield 1.70% and 1.99%, respectively.

In the fourth quarter, corporate bonds, agencies, mortgages and other securitized assets all generally outperformed the total return on Treasuries. Long-maturity corporate bonds were the best-performing sector, outperforming Treasuries of comparable maturity by 2.17%. Once again, lower-credit quality outperformed versus higher-quality bonds. Bonds rated Baa outperformed Treasuries by 1.20% for the quarter, versus the highest-quality bonds, rated Aaa, which outperformed by 0.47%. High-yield outperformed investment-grade corporate bonds. In a period of strong equity market performance, low levels of corporate defaults, and investors' need to reach for yield, risk premiums - the difference in yield attributable to higher-risk investments - continued to decline.

WHAT IS YOUR OUTLOOK?

Entering 2005, we remain guardedly optimistic that the economy will continue to grow in the 3+% range for the foreseeable future. Additionally, Federal Reserve interest rate increases should work to improve money market yields going forward.

                              MML MONEY MARKET FUND
                                ASSET ALLOCATION
                          (% OF NET ASSETS) ON 12/31/04

Commercial Paper                    62.7%
Other Short-Term Debt               38.1%
Other Assets and Liabilities        (0.8)%
                                   -----
                                   100.0%
                                   =====

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Money Market Fund and the Lipper Taxable Money Market Fund Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                              FIVE YEAR         TEN YEAR
                           ONE YEAR         AVERAGE ANNUAL    AVERAGE ANNUAL
                       1/1/04 - 12/31/04  1/1/00 - 12/31/04  1/1/95 - 12/31/04
MML Money
Market Fund                  0.79%              2.46%              3.79%

Lipper Taxable
Money Market
Fund Index                   0.77%              2.44%              3.76%

[CHART]

              GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

              MML MONEY MARKET FUND   LIPPER TAXABLE MONEY MARKET FUND INDEX
1/1/95                   $   10,000                               $   10,000
12/95                    $   10,558                               $   10,553
12/96                    $   11,087                               $   11,082
12/97                    $   11,661                               $   11,652
12/98                    $   12,262                               $   12,247
12/99                    $   12,849                               $   12,828
12/00                    $   13,624                               $   13,590
12/01                    $   14,123                               $   14,108
12/02                    $   14,305                               $   14,271
12/03                    $   14,394                               $   14,359
12/04                    $   14,508                               $   14,470

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY ACCESSING THE WEBSITE AT www.massmutual.com.

INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LIPPER TAXABLE MONEY MARKET FUND INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARD TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. THE INCLUSION OF THESE CHARGES WOULD HAVE REDUCED THE PERFORMANCE SHOWN HERE. PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. AN INVESTMENT IN THE MML MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

MML MANAGER BOND FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MML MANAGED BOND FUND?

This Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment-grade fixed-income securities.

HOW DID THE FUND PERFORM DURING 2004?

For the 12 months ended December 31, 2004, the Fund's shares returned 4.47%, outperforming the 4.34% return of the Lehman Brothers Aggregate Bond Index, an index of fixed-income securities primarily from the Treasury, mortgage-backed, and corporate asset classes.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

The first quarter of 2004 was characterized by a lackluster stock market, positive total returns for bonds, and a Federal Reserve (Fed) that remained on hold. The biggest factor behind the strong bond performance was anemic job growth, which signaled weak economic expansion and led investors to prefer the relative safety of bonds compared to stocks. Inflation remained in check, despite rising oil and commodity prices.

Stock and bond returns were subdued in the second quarter. Stocks DID outperform bonds, however, as bond prices were negatively impacted by higher interest rates. On June 30, the Federal Reserve Open Market Committee (FOMC) raised its target for the federal funds level 0.25% to 1.25%.

Bonds performed well during the third quarter of 2004, despite rising oil prices and the FOMC's two interest rate increases. In contrast, both the S&P 500 and the Dow Industrials had negative returns during the period. The final release of second quarter Gross Domestic Product (GDP) was 3.3%, a substantial revision from the earlier estimate of 2.7%. Inventory rebuilding, investment spending and net exports fueled the increase.

Bond market returns were muted and unexciting during the fourth quarter. The excitement was elsewhere - an active Fed (two rate increases), the U.S. presidential election, a dramatic weakening of the U.S. dollar and a strong rally in the equity markets.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Asset-backed securities made up the best-performing sector in the first quarter. Of note was the remarkably strong performance of Treasury Inflation-Protected Securities (TIPS), with the 30-year benchmark rising in price by approximately 0.09%.

In the second quarter, anticipation of Fed action drove bond yields higher - and prices lower - particularly in the shorter and intermediate maturities. Bond prices move in the opposite direction to interest rates (or yields); when yields rise, the prices of existing bonds fall - and vice versa. Mortgages slightly outperformed credit during the period. In general, there were no dramatic performance differences between different fixed-income sectors or between higher- and lower-quality assets.

During the third quarter, longer-maturity Treasuries outperformed. The 30-year bond declined by approximately 0.40% to yield 4.89% and the 10-year note closed the quarter with a yield of 4.12%, a decline of 0.46%. The two-year note fell by only 0.07% to yield 2.61%. Corporate bonds were the best-performing sector during the period.

Turning to the final quarter of 2004, shorter-maturity bonds rose in yield as a result of the Fed's tightenings. Corporate bonds, agencies, mortgages and other securitized assets generally outperformed the total return on Treasuries. Long-maturity corporate bonds were the best-performing sector, outperforming comparable Treasuries. Lower-credit quality outperformed versus higher-quality bonds. High-yield and emerging-markets debt outpaced investment-grade corporate bonds. In a period of strong equity market performance, low levels of corporate defaults, and investors' need to reach for yield, risk premiums - the difference in yield attributable to higher-risk investments - continued to decline.

WHAT IS YOUR OUTLOOK?

We remain guardedly optimistic that the economy will continue to grow in the 3+% range for the foreseeable future. This type of growth portends reasonable corporate profitability and suggests to us that it is still fine to own corporate bonds. It is unlikely that the extraordinary performance of bonds over the last two years will be repeated; however, we will continue to upgrade the portfolio where opportunities present themselves.

                              MML MANAGED BOND FUND
                                QUALITY STRUCTURE
                          (% OF NET ASSETS) ON 12/31/04

U.S. Governments, Aaa/AAA           47.4%
Aa/AA                                2.9%
A                                   12.1%
Baa/BBB                             29.5%
Ba/BB                                5.8%
B                                    0.1%
Short-Term Investments and
Other Assets and Liabilities         2.2%
                                   -----
                                   100.0%
                                   =====

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Managed Bond Fund and the Lehman Brothers Aggregate Bond Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                              FIVE YEAR           TEN YEAR
                           ONE YEAR        AVERAGE ANNUAL      AVERAGE ANNUAL
                       1/1/04 - 12/31/04  1/1/00 - 12/31/04  1/1/95 - 12/31/04
MML Managed
Bond Fund                    4.47%              7.48%              7.49%

Lehman Brothers
Aggregate Bond
Index                        4.34%              7.71%              7.72%

[CHART]

              GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

              MML MANAGED BOND FUND    LEHMAN BROTHERS AGGREGATE BOND INDEX
1/1/95                   $   10,000                              $   10,000
12/95                    $   11,914                              $   11,847
12/96                    $   12,301                              $   12,278
12/97                    $   13,521                              $   13,463
12/98                    $   14,621                              $   14,632
12/99                    $   14,354                              $   14,512
12/00                    $   15,959                              $   16,200
12/01                    $   17,218                              $   17,568
12/02                    $   18,665                              $   19,370
12/03                    $   19,709                              $   20,165
12/04                    $   20,590                              $   21,039

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY ACCESSING THE WEBSITE AT www.massmutual.com.

INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARD TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. THE INCLUSION OF THESE CHARGES WOULD HAVE REDUCED THE PERFORMANCE SHOWN HERE. PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

MML BLEND FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MML BLEND FUND?

This Fund seeks to achieve a high total rate of return over an extended period of time consistent with the preservation of capital by investing in a diversified portfolio of equity securities, fixed-income securities and money market instruments.

HOW DID THE FUND PERFORM DURING 2004?

For the 12 months ended December 31, 2004, the Fund's shares returned 8.68%, outperforming the 7.00% return of the Lipper Balanced Fund Index, an unmanaged index of stock and bond portfolios.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

Equity markets recorded modest gains in the first quarter of 2004, as renewed concerns over terrorism and rising oil prices dampened investor psychology. Bonds outperformed stocks, also benefiting from lower interest rates. Bond prices move in the opposite direction to interest rates (or yields); when yields fall, the prices of existing bonds rise.

During the second quarter, the pace of the economic recovery quickened. In response, interest rates increased by more than 1.00% on two- and three-year Treasuries. The Federal Reserve (Fed) increased the federal funds rate by 0.25% on June 30, a move the bond market had seemingly been anticipating for months.

Third quarter equity market performance resembled a roller-coaster ride. Early in the quarter, factors such as higher interest rates, rising oil prices and weak economic data drove markets lower. Things turned around in the middle of August, when interest rates turned decisively lower and bargain hunters feasted on attractive equity valuations. In September, however, headwinds - including record oil prices and presidential election uncertainty - cast a chill on the markets.

Equity markets closed 2004 on a strong note, finishing a second straight year in positive territory. With a major element of uncertainty - political leadership - eliminated, investors refocused on major economic indicators, such as strengthening job creation and improved consumer confidence.

WHAT ASSET ALLOCATION DECISIONS WERE MADE?

We entered the first quarter significantly overweighted in stocks. During January and early February, we shifted to a neutral position based on high valuations and an overly ebullient sentiment. During mid-May, we increased the weight of both bonds and stocks, as the market appeared to be discounting still-higher interest rates. During the third quarter, we were primarily overweighted stocks and bonds on the belief that the financial markets had overly factored the impact of the June 30 interest rate hike. At the end of the quarter, we shifted back to a more neutral posture. During the fourth quarter, we leveraged investor sentiment, selling some stock to bring our equity allocation to a more neutral positioning.

HOW DID THE FUND'S STOCK SELECTION AFFECT PERFORMANCE DURING THE PERIOD?

During the first quarter, performance drivers came from the financial services, materials and processing, producer durables, consumer discretionary, and health care sectors. In the second quarter, performance was mostly positive, but relatively muted, as the portfolio experienced weakness in the consumer discretionary, technology, producer durables, consumer holdings and health care sectors. Bolstering results were the energy, autos and transportation, materials and processing, technology, utilities, and financial services sectors. In the third quarter, the Fund was relatively strong against the S&P 500 Index on a broad basis. The only sectors showing weakness were consumer staples and financial services. In the fourth quarter, results were highly favorable in consumer sectors, materials and processing, technology, and autos and transportation - while performance trailed the benchmark in financial services, integrated oils, and producer durables.

HOW DID THE BOND PORTFOLIO PERFORM?

The Fund's bond portfolio slightly underperformed the Lehman Brothers Aggregate Bond Index in the first quarter. Results for the second quarter were relatively in line with the benchmark, as the Fund's reduced exposure to long corporate bonds and its stake in lower-quality corporate bonds contributed. Turning to the third quarter, the Fund's largely favorable results came from our overweighted position in lower-quality corporate bonds, as well as opportunistic yield curve positioning and minimal exposure to U.S. Agency obligations. In the fourth quarter, we continued to benefit from an overweight position in the corporate bond sector, particularly exposure to lower-credit quality issuers. However, our reduced exposure to lower-quality, long-maturity corporates over the latter part of the year - taken in favor of shorter-maturity issues - detracted slightly from performance.

WHAT IS YOUR OUTLOOK?

As the market faces 2005, there are many potential threats on the horizon, including the level debt in the system, a falling dollar, rising inflation, changes in the tax code, Social Security reform, rising interest rates, and a hard landing in China. However, the most disturbing factor for the market now is the high level of existing bullishness, given the number of issues that could become troublesome. Although we view this as a potentially bearish signal, if the aforementioned threats fail to cause damage and long-term interest rates remain low, stocks could enjoy another bullish year.

                                 MML BLEND FUND
                                ASSET ALLOCATION
                          (% OF NET ASSETS) ON 12/31/04

Common Stocks                   64.2%
Bonds                           27.5%
Futures                          0.0%
Short-Term
Investments and Other
Assets and Liabilities           8.3%
                               -----
                               100.0%
                               =====

                                 MML BLEND FUND
                        LARGEST STOCK HOLDINGS (12/31/04)

General Electric Co.
Exxon Mobil Corp.
Citigroup, Inc.
Microsoft Corp.
Pfizer, Inc.
Johnson & Johnson
Bank of America Corp.
Wal-Mart Stores, Inc.
International Business Machines Corp.
Intel Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Blend Fund and the corresponding indices

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                               FIVE YEAR           TEN YEAR
                           ONE YEAR         AVERAGE ANNUAL      AVERAGE ANNUAL
                       1/1/04 - 12/31/04   1/1/00 - 12/31/04  1/1/95 -  12/31/04
MML Blend Fund               8.68%               1.48%              7.44%

Lehman Brothers
Aggregate Bond
Index                        4.34%               7.71%              7.72%

Lipper Balanced
Fund Index                   7.00%               2.57%              9.21%

S&P 500 Index               10.88%              -2.30%             12.07%

[CHART]

              GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

              MML BLEND FUND  LEHMAN BROTHERS AGGREGATE BOND INDEX  LIPPER BALANCED FUND INDEX  S&P 500 INDEX
1/1/95             $  10,000                            $   10,000                   $  10,000      $  10,000
12/95              $  12,328                            $   11,847                   $  12,459      $  13,753
12/96              $  14,048                            $   12,278                   $  14,079      $  16,909
12/97              $  16,983                            $   13,463                   $  16,902      $  22,548
12/98              $  19,286                            $   14,632                   $  19,500      $  28,992
12/99              $  19,047                            $   14,512                   $  21,250      $  35,092
12/00              $  19,051                            $   16,200                   $  21,758      $  31,900
12/01              $  17,955                            $   17,568                   $  21,054      $  28,111
12/02              $  15,885                            $   19,370                   $  18,804      $  21,901
12/03              $  18,857                            $   20,165                   $  22,552      $  28,179
12/04              $  20,495                            $   21,039                   $  24,130      $  31,244

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY ACCESSING THE WEBSITE AT www.massmutual.com.

INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LIPPER BALANCED FUND INDEX, THE S&P 500 INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX ARE UNMANAGED AND DO NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARD TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. THE INCLUSION OF THESE CHARGES WOULD HAVE REDUCED THE PERFORMANCE SHOWN HERE. PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

MML EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MML EQUITY FUND?

This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies.

HOW DID THE FUND PERFORM DURING 2004?

For the 12 months ended December 31, 2004, the Fund's shares returned 15.85%, exceeding the 10.88% return of the Standard & Poor's 500 Index, but slightly trailing the 16.50% return of the Russell 1000 Value Index.

The S&P 500 is a market capitalization-weighted, unmanaged index of 500 common stocks. The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with attributes common to the value universe. The Russell 1000 Index tracks the performance of the 1,000 largest U.S. companies based on total market capitalization.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

Equity markets recorded modest gains in the first quarter of 2004, as renewed concerns over terrorism and rising oil prices dampened investor psychology. Bonds outperformed stocks, also benefiting from lower interest rates. Bond prices move in the opposite direction to interest rates (or yields); when yields fall, the prices of existing bonds rise.

During the second quarter, the pace of the economic recovery quickened. In response, interest rates increased by more than 1.00% on two- and three-year Treasuries. The Federal Reserve (Fed) increased the federal funds rate by 0.25% on June 30, a move the bond market had seemingly been anticipating for months.

Third quarter equity market performance resembled a roller-coaster ride. Early in the quarter, factors such as higher interest rates, rising oil prices and weak economic data drove markets lower. Things turned around in the middle of August, when interest rates turned decisively lower and bargain hunters feasted on attractive equity valuations. In September, however, headwinds - including record oil prices and presidential election uncertainty - cast a chill on the markets.

Equity markets closed 2004 on a strong note, finishing a second straight year in positive territory. With a major element of uncertainty - political leadership - eliminated, investors refocused on major economic indicators, such as strengthening job creation and improved consumer confidence.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

During the first quarter, security selection was favorable in the technology, auto/transportation, producer durables, consumer discretionary and utilities sectors. Conversely, the Fund's underweight position in the strongly performing financial services sector hampered relative performance.

In the second quarter, favorable stock selection in the technology and producer durables sectors contributed to returns. In addition, strong stock selection within the financial services sector made it one of our largest performance drivers. Areas that detracted were the health care, retail and consumer discretionary sectors.

In the three months ended September 30, the Fund benefited from strong stock selection in areas such as consumer discretionary, producer durables and technology. During the fourth quarter, the portfolio generated a positive return in all economic sector categories except health care, where one of our largest holdings, a pharmaceutical company, faced downward pressure. Also detracting from performance was stock selection in the producer durables and materials and processing sectors.

WHAT IS YOUR OUTLOOK?

Our 2005 outlook for the U.S. stock market assumes that profit growth will decelerate from 2004 levels and settle in the 8% to 10% range. We expect the market to face downward pressure on valuations as interest rates rise. These two trends could provide for a lackluster year for equities. Conversely, the stock market should be able to tolerate rising interest rates, as long as the increases are gradual and inflation does not become troublesome.

                                 MML EQUITY FUND
                                 INDUSTRY TABLE
                          (% OF NET ASSETS) ON 12/31/04

Banking, Savings & Loans                                                     15.1%
Insurance                                                                     9.0%
Energy                                                                        8.1%
Pharmaceuticals                                                               5.0%
Financial Services                                                            5.0%
Electric Utilities                                                            4.3%
Broadcasting, Publishing & Printing                                           4.2%
Chemicals                                                                     4.0%
Foods                                                                         3.7%
Aerospace & Defense                                                           3.4%
Computers & Information                                                       3.4%
Telephone Utilities                                                           2.8%
Forest Products & Paper                                                       2.7%
Beverages                                                                     2.6%
Industrial - Diversified                                                      2.5%
Apparel, Textiles & Shoes                                                     2.3%
Transportation                                                                2.2%
Commercial Services                                                           2.1%
Restaurants                                                                   2.1%
Photography Equipment/Supplies                                                2.1%
Electrical Equipment & Electronics                                            1.9%
Communications                                                                1.8%
Prepackaged Software                                                          1.6%
Entertainment & Leisure                                                       1.4%
Tobacco                                                                       1.2%
Data Processing & Preparation                                                 0.9%
Retail                                                                        0.7%
Automotive & Parts                                                            0.6%
Metals & Mining                                                               0.5%
Household Products                                                            0.4%
Computers & Office Equipment                                                  0.4%
Cosmetics & Personal Care                                                     0.3%
Medical Supplies                                                              0.2%
Healthcare                                                                    0.2%
Computer Integrated Systems Design                                            0.1%
Machinery & Components                                                        0.1%
Home Construction, Furnishings & Appliances                                   0.1%
Communications Equipment                                                      0.1%
Building Materials & Construction                                             0.1%
Computer Related Services                                                     0.1%
Lodging                                                                       0.1%
Information Retrieval Services                                                0.1%
Advertising                                                                   0.0%
Containers                                                                    0.0%
Manufacturing                                                                 0.0%
Real Estate                                                                   0.0%
Retail - Grocery                                                              0.0%
Toys, Games                                                                   0.0%
Industrial - Distribution                                                     0.0%
Computer Programming Services                                                 0.0%
Travel                                                                        0.0%
Short-Term Investments and Other Assets and Liabilities                       0.5%
                                                                            -----
                                                                            100.0%
                                                                            =====

                                 MML EQUITY FUND
                        LARGEST STOCK HOLDINGS (12/31/04)

Citigroup, Inc.
Exxon Mobil Corp.
Weyerhaeuser Co.
Bank of America Corp.
Diageo PLC Sponsored ADR (United Kingdom)
Verizon Communications, Inc.
American International Group, Inc.
Wells Fargo & Co.
PPG Industries, Inc.
Pfizer, Inc.

                         GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Equity Fund and the S&P 500 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                               FIVE YEAR           TEN YEAR
                           ONE YEAR          AVERAGE ANNUAL     AVERAGE ANNUAL
                       1/1/04 - 12/31/04   1/1/00 - 12/31/04  1/1/95 -  12/31/04
MML Equity Fund             15.85%                0.83%            8.97%

S&P 500 Index               10.88%               -2.30%           12.07%

[CHART]

              GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

                        MML EQUITY FUND   S&P 500 INDEX
1/1/95                       $   10,000      $   10,000
12/95                        $   13,113      $   13,753
12/96                        $   15,769      $   16,909
12/97                        $   20,277      $   22,548
12/98                        $   23,561      $   28,992
12/99                        $   22,661      $   35,092
12/00                        $   23,308      $   31,900
12/01                        $   19,878      $   28,111
12/02                        $   15,992      $   21,901
12/03                        $   20,388      $   28,179
12/04                        $   23,618      $   31,244

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY ACCESSING THE WEBSITE AT www.massmutual.com.

INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARD TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. THE INCLUSION OF THESE CHARGES WOULD HAVE REDUCED THE PERFORMANCE SHOWN HERE. PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

MML MONEY MARKET FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2004

                                                                   PRINCIPAL           MARKET
                                                                     AMOUNT             VALUE
                                                               ----------------    ----------------
SHORT-TERM INVESTMENTS -- 100.8%
COMMERCIAL PAPER -- 62.7%
Abbott Laboratories+
  2.050% 01/04/2005                                            $      2,760,000    $      2,759,529
American Honda
  Finance Corp.
  2.140% 01/10/2005                                                   1,450,000           1,449,224
American Honda
  Finance Corp.
  2.270% 01/19/2005                                                   1,450,000           1,448,354
Anheuser-Busch Cos., Inc.
  1.950% 01/13/2005                                                   1,700,000           1,698,895
Boston Edison Co.
  2.250% 01/06/2005                                                   2,900,000           2,899,094
BP Amoco Capital PLC
  2.000% 01/03/2005                                                   1,630,000           1,629,819
Caterpillar Financial
  Services Corp.
  2.260% 01/26/2005                                                   2,825,000           2,820,566
CIT Group, Inc.
  2.200% 04/04/2005                                                   1,080,000           1,073,862
Citigroup Global Markets
  1.990% 01/18/2005                                                   2,560,000           2,557,594
Colgate-Palmolive Co.+
  2.200% 01/07/2005                                                   2,900,000           2,898,937
E.W. Scripps Co.+
  2.170% 01/26/2005                                                   1,865,000           1,862,190
Eli Lilly & Co.+
  2.270% 02/01/2005                                                   2,850,000           2,844,429
FCAR Owner Trust I
  2.440% 04/15/2005                                                   1,565,000           1,553,968
First Data Corp.
  2.200% 01/14/2005                                                   2,875,000           2,872,716
Florida Power & Light Co.
  2.300% 01/07/2005                                                   2,750,000           2,748,946
Gannett Co., Inc.
  2.190% 01/21/2005                                                   1,585,000           1,583,072
Gannett Co., Inc.
  2.270% 01/10/2005                                                   1,325,000           1,324,248
General Electric
  Capital Corp.
  2.290% 01/25/2005                                                   2,680,000           2,675,909
Goldman Sachs
  Group, Inc.
  2.340% 01/24/2005                                                   2,900,000           2,895,665
Govco, Inc.+
  2.010% 01/12/2005                                                   2,410,000           2,408,520
Harley-Davidson, Inc.+
  2.190% 01/14/2005                                                   1,250,000           1,249,011
Harley-Davidson, Inc.+
  2.250% 01/11/2005                                                   1,610,000           1,608,994
Hershey Foods Corp.+
  2.170% 01/28/2005                                            $      2,900,000    $      2,895,280
International Business
  Machines Corp.
  2.260% 02/25/2005                                                   2,910,000           2,899,952
Kimberly-Clark
  Worldwide+
  2.200% 01/28/2005                                                   2,900,000           2,895,215
Kitty Hawk
  Funding Corp.+
  2.450% 03/21/2005                                                   1,575,000           1,566,532
McCormick & Co., Inc.+
  2.300% 02/22/2005                                                   1,995,000           1,988,372
Minnesota Mining &
  Manufacturing Co.
  2.060% 01/03/2005                                                   2,920,000           2,919,666
Nestle Capital Corp.+
  2.250% 01/31/2005                                                   2,900,000           2,894,563
PepsiCo, Inc.
  2.220% 01/10/2005                                                     765,000             764,575
PepsiCo, Inc.
  2.250% 01/19/2005                                                   1,405,000           1,403,419
Procter & Gamble Co.+
  2.330% 02/14/2005                                                   1,740,000           1,735,045
Procter & Gamble Co.+
  2.380% 03/15/2005                                                   1,150,000           1,144,450
United Technologies Corp.
  2.280% 01/05/2005                                                   2,530,000           2,529,359
                                                                                   ----------------
                                                                                         72,499,970
                                                                                   ----------------

U.S. TREASURY BILLS -- 38.1%
U.S. Treasury Bill
  1.615% 01/06/2005                                                   2,265,000           2,264,492
U.S. Treasury Bill
  1.637% 02/03/2005                                                   2,630,000           2,626,055
U.S. Treasury Bill
  1.704% 02/10/2005                                                   1,650,000           1,646,877
U.S. Treasury Bill
  1.720% 01/20/2005                                                   2,575,000           2,572,663
U.S. Treasury Bill
  1.783% 01/27/2005                                                   2,520,000           2,516,755
U.S. Treasury Bill
  1.859% 02/17/2005                                                   3,100,000           3,092,476
U.S. Treasury Bill
  1.869% 02/24/2005                                                   2,770,000           2,762,234
U.S. Treasury Bill
  1.939% 03/31/2005                                                   1,200,000           1,194,247
U.S. Treasury Bill
  1.960% 03/03/2005                                                   3,505,000           3,493,360
U.S. Treasury Bill
  1.975% 01/27/2005                                                   5,320,000           5,312,412
U.S. Treasury Bill
  2.120% 03/24/2005                                            $      3,175,000    $      3,159,668
U.S. Treasury Bill
  2.130% 02/24/2005                                                   2,700,000           2,691,374
U.S. Treasury Bill
  2.153% 04/07/2005                                                   4,340,000           4,315,089
U.S. Treasury Bill
  2.280% 04/21/2005                                                   3,745,000           3,718,910
U.S. Treasury Bill
  2.515% 06/23/2005                                                   2,670,000           2,637,730
                                                                                   ----------------
                                                                                         44,004,342
                                                                                   ----------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)*                                                                    116,504,312
                                                                                   ----------------

TOTAL INVESTMENTS -- 100.8%

OTHER ASSETS/
(LIABILITIES) -- (0.8%)                                                                    (887,459)
                                                                                   ----------------

NET ASSETS -- 100.0%                                                               $    115,616,853
                                                                                   ================

Notes to Portfolio of Investments
*    See Note 7 for aggregate cost for Federal tax purposes.
+ Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities amounted to a value of $30,751,067 or 26.6% of net assets.

    The accompanying notes are an integral part of the financial statements.

MML MANAGED BOND FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2004

                                                                   PRINCIPAL           MARKET
                                                                     AMOUNT             VALUE
                                                               ----------------    ----------------
BONDS & NOTES -- 97.6%

ASSET BACKED SECURITIES -- 2.8%
Capital Auto Receivables
  Asset Trust
  Series 2003-1,
  Class A2A
  2.270% 01/17/2006                                            $        924,784    $        924,496
Chase Mortgage
  Finance Co.
  Series 2003-S11,
  Class 1A-1
  5.000% 10/25/2033                                                   2,837,935           2,787,896
Ford Credit Auto Owner
  Trust Series 2003-A,
  Class A3A
  2.200% 07/17/2006                                                   1,182,440           1,181,517
MMCA Automobile Trust
  Series 2002-3, Class A3
  2.970% 03/15/2007                                                     293,809             293,809
National City Auto
  Receivables Trust
  Series 2002-A, Class A4
  4.830% 08/15/2009                                                   2,746,862           2,787,636
New Century Home
  Equity Loan Trust
  Series 1997-NC5,
  Class A6
  6.700% 10/25/2028                                                     252,387             252,939
Travelers Funding Limited
  Series 1A, Class A1+
  6.300% 02/18/2014                                                   1,130,991           1,176,231
Vanderbilt Mortgage and
  Finance, Inc.
  Series 2002-C, Class A2
  4.230% 02/07/2015                                                   1,475,000           1,474,485
                                                                                   ----------------

TOTAL ASSET BACKED
SECURITIES
(COST $10,910,615)                                                                       10,879,009
                                                                                   ----------------

CORPORATE DEBT -- 50.1%
Alcan Aluminum Limited
  6.250% 11/01/2008                                                     800,000             862,197
Allied Waste
  North America Series B
  5.750% 02/15/2011                                                     350,000             329,000
Allied Waste
  North America, Inc.
  8.875% 04/01/2008                                                     210,000             224,700
American General
  Finance Corp.
  5.875% 07/14/2006                                            $      1,000,000    $      1,036,827
American Greetings Corp.
  6.100% 08/01/2028                                                   1,730,000           1,846,775
American Honda
  Finance Corp.+
  3.850% 11/06/2008                                                     850,000             847,631
American Standard, Inc.
  7.625% 02/15/2010                                                     800,000             914,622
Ametek, Inc.
  7.200% 07/15/2008                                                   1,150,000           1,246,831
Anheuser-Busch
  Cos., Inc.
  5.050% 10/15/2016                                                     850,000             849,934
Anheuser-Busch Cos., Inc.
  6.500% 02/01/2043                                                     965,000           1,099,411
Appalachian Power Co.,
  Series G
  3.600% 05/15/2008                                                     560,000             553,312
Aramark Services, Inc.
  8.150% 05/01/2005                                                   1,200,000           1,217,518
Archstone-Smith
  Operating Trust REIT
  5.000% 08/15/2007                                                   1,200,000           1,233,420
Australian Gas Light
  Co. Limited+
  6.400% 04/15/2008                                                     850,000             911,321
Avery-Dennison Corp.
  6.760% 04/15/2005                                                   1,200,000           1,212,947
Avnet, Inc.
  8.000% 11/15/2006                                                     205,000             221,400
Bank of America Corp.
  3.250% 08/15/2008                                                     500,000             491,473
Bank of America Corp.
  4.250% 10/01/2010                                                     950,000             947,564
Barrick Gold Corp.
  7.500% 05/01/2007                                                   2,000,000           2,167,512
Bausch & Lomb, Inc.
  7.125% 08/01/2028                                                     815,000             868,381
Blyth, Inc.
  7.900% 10/01/2009                                                     550,000             619,917
Bombardier Capital, Inc.+
  6.125% 06/29/2006                                                     250,000             250,000
Bombardier, Inc.+ +++
  6.750% 05/01/2012                                                     310,000             284,425
BP Capital Markets PLC
  2.750% 12/29/2006                                                   2,500,000           2,474,418
Briggs & Stratton Corp.
  8.875% 03/15/2011                                                   1,650,000           1,984,125
Buckeye Partners LP
  4.625% 07/15/2013                                            $        500,000    $        487,108
Burlington Northern
  Santa Fe Corp.
  6.750% 03/15/2029                                                     740,000             832,812
Cabot Corp.+
  5.250% 09/01/2013                                                     525,000             525,564
Capitol Records, Inc.+
  8.375% 08/15/2009                                                   2,000,000           2,245,000
Carlisle Companies, Inc.
  7.250% 01/15/2007                                                   1,100,000           1,170,689
CarrAmerica
  Realty Corp.
  6.625% 03/01/2005                                                     450,000             452,303
Caterpillar Financial
  Services Corp.,
  Series F
  3.625% 11/15/2007                                                   1,340,000           1,341,471
Cendant Corp.
  6.875% 08/15/2006                                                     700,000             736,446
Centerpoint Energy, Inc.
  Series B+++
  5.875% 06/01/2008                                                   1,310,000           1,370,770
Certegy, Inc.
  4.750% 09/15/2008                                                     270,000             276,208
Champion
  International Corp.
  6.400% 02/15/2026                                                   1,500,000           1,609,722
Chesapeake
  Energy Corp.
  7.500% 06/15/2014                                                     500,000             546,250
Chevron Phillips
  Chemical Co. LLC
  5.375% 06/15/2007                                                     750,000             777,428
Cingular Wireless
  5.625% 12/15/2006                                                     200,000             207,726
CIT Group, Inc.
  3.650% 11/23/2007                                                      20,000              19,923
CIT Group, Inc.
  4.125% 02/21/2006                                                   1,400,000           1,414,227
CIT Group, Inc.
  7.375% 04/02/2007                                                     600,000             647,851
Citigroup, Inc.
  6.750% 12/01/2005                                                   2,000,000           2,063,868
CNF, Inc.
  8.875% 05/01/2010                                                     600,000             711,879
Colonial Pipeline Co.+
  7.630% 04/15/2032                                                     500,000             644,043
Comcast Cable
  Communications, Inc.
  8.375% 05/01/2007                                                   1,250,000           1,382,438

    The accompanying notes are an integral part of the financial statements.

                                                                   PRINCIPAL           MARKET
                                                                     AMOUNT             VALUE
                                                               ----------------    ----------------
Consolidated Natural
  Gas Co. Series C
  6.250% 11/01/2011                                            $      1,050,000    $      1,152,506
Constellation
  Brands, Inc.
  8.000% 02/15/2008                                                     260,000             282,750
Cooper Industries
  Limited
  5.250% 07/01/2007                                                   1,500,000           1,554,030
Countrywide Home
  Loans, Inc.
  3.250% 05/21/2008                                                   1,150,000           1,124,501
Cox
  Communications, Inc.+
  4.625% 01/15/2010                                                     405,000             404,066
Cox
  Communications, Inc.
  6.750% 03/15/2011                                                     475,000             520,122
Cox Enterprises, Inc.+
  4.375% 05/01/2008                                                     750,000             749,320
CSX Corp.
  7.250% 05/01/2027                                                   2,000,000           2,322,584
DaimlerChrysler NA
  Holding Corp.
  4.050% 06/04/2008                                                     500,000             498,968
Delhaize America, Inc.
  9.000% 04/15/2031                                                   1,280,000           1,656,060
Deutsche Telekom
  International
  Finance BV
  8.250% 06/15/2005                                                   1,000,000           1,023,304
Dominion Resources, Inc.
  2.800% 02/15/2005                                                     900,000             900,488
Dominion Resources, Inc.
  7.195% 09/15/2014                                                     320,000             369,761
Dover Corp.
  6.250% 06/01/2008                                                     750,000             815,048
DPL, Inc.
  8.250% 03/01/2007                                                   1,000,000           1,083,988
Duke Energy Field
  Services Corp.
  7.875% 08/16/2010                                                     800,000             933,050
Ecolab, Inc.
  6.875% 02/01/2011                                                   1,100,000           1,224,892
Electronic Data Systems
  Corp. Series B+++
  6.000% 08/01/2013                                                     430,000             454,033
Emerald Investment
  Grade CBO Limited+
  3.090% 05/24/2011                                                     903,680             902,550
Enbridge Energy
  Partners, LP
  4.000% 01/15/2009                                                   1,000,000             985,117
Entergy Gulf States, Inc.
  5.250% 08/01/2015                                            $      2,400,000    $      2,375,448
Enterprise Products
  Operating LP+
  4.000% 10/15/2007                                                     150,000             149,634
Enterprise Products
  Operating LP
  7.500% 02/01/2011                                                   1,275,000           1,445,589
EOP Operating, LP
  6.750% 02/15/2008                                                     800,000             864,586
Equifax, Inc.
  4.950% 11/01/2007                                                     500,000             517,149
ERAC USA Finance Co.+
  6.700% 06/01/2034                                                     880,000             955,740
ERAC USA Finance Co.+
  6.750% 05/15/2007                                                   2,000,000           2,133,558
FedEx Corp.
  2.286% 04/01/2005                                                     540,000             540,281
First Industrial LP
  7.000% 12/01/2006                                                   1,000,000           1,052,480
FirstEnergy Corp.
  Series A
  5.500% 11/15/2006                                                     610,000             629,720
Fiserv, Inc.
  4.000% 04/15/2008                                                     650,000             652,188
Ford Motor Co.
  6.375% 02/01/2029                                                     965,000             868,438
Ford Motor Co.
  6.625% 02/15/2028                                                     446,000             416,337
FPL Group Capital, Inc.
  3.250% 04/11/2006                                                     800,000             800,427
France Telecom SA
  9.250% 03/01/2031                                                     830,000           1,125,141
Franklin Resources, Inc.
  3.700% 04/15/2008                                                     960,000             957,732
Fred Meyer, Inc.
  7.450% 03/01/2008                                                     750,000             826,901
General Mills, Inc.
  2.625% 10/24/2006                                                   4,000,000           3,931,988
General Mills, Inc.
  8.900% 06/15/2006                                                   1,000,000           1,075,621
General Motors
  Acceptance Corp.
  6.150% 04/05/2007                                                   1,000,000           1,027,672
General Motors Corp.+++
  7.200% 01/15/2011                                                   1,600,000           1,641,027
General Motors Corp.
  8.375% 07/15/2033                                                     730,000             756,341
Glencore Funding LLC+
  6.000% 04/15/2014                                                     875,000             846,543
Goldman Sachs
  Group LP
  5.000% 10/01/2014                                                     770,000             768,913
Goodrich (B.F.) Co.
  7.500% 04/15/2008                                             $       900,000    $        996,357
GTECH Holdings Corp.+
  4.500% 12/01/2009                                                     315,000             314,979
Harrah's Operating
  Co., Inc.
  5.500% 07/01/2010                                                     425,000             439,928
HCA, Inc.
  6.950% 05/01/2012                                                     950,000           1,000,260
Hershey Foods Corp.
  7.200% 08/15/2027                                                   1,250,000           1,526,665
Hilton Hotels Corp.
  7.625% 05/15/2008                                                     460,000             509,460
Hornbeck Offshore
  Services, Inc.+
  6.125% 12/01/2014                                                     360,000             361,800
Household Finance Corp.
  4.125% 12/15/2008                                                     415,000             416,697
Household Finance Corp.
  6.375% 10/15/2011                                                      75,000              82,830
Hughes Supply, Inc.+
  5.500% 10/15/2014                                                   1,450,000           1,431,547
Humana, Inc.
  7.250% 08/01/2006                                                     995,000           1,047,513
ICI Wilmington, Inc.
  7.050% 09/15/2007                                                     550,000             593,700
Idex Corp.
  6.875% 02/15/2008                                                     775,000             832,624
International Paper Co.
  3.800% 04/01/2008                                                     920,000             916,220
Interpool, Inc.
  7.350% 08/01/2007                                                     500,000             507,500
Ipalco Enterprises, Inc.
  8.375% 11/14/2008                                                   1,225,000           1,378,125
iStar Financial, Inc. REIT
  7.000% 03/15/2008                                                     400,000             430,722
iStar Financial, Inc.
  Series B
  4.875% 01/15/2009                                                     190,000             192,853
iStar Financial, Inc.
  Series B
  5.700% 03/01/2014                                                     350,000             358,243
J.C. Penney Co., Inc.
  7.950% 04/01/2017                                                     490,000             573,300
Jefferies Group, Inc.
  7.500% 08/15/2007                                                     300,000             328,287
JP Morgan Chase & Co.
  3.125% 12/11/2006                                                   1,000,000             994,829
Kellwood Co.
  7.625% 10/15/2017                                                     825,000             907,327
Kellwood Co.
  7.875% 07/15/2009                                                     240,000             265,152
Kennametal, Inc.
  7.200% 06/15/2012                                                   1,048,000           1,164,574

    The accompanying notes are an integral part of the financial statements.

                                                                   PRINCIPAL           MARKET
                                                                     AMOUNT             VALUE
                                                               ----------------    ----------------
Kern River
  Funding Corp.+
  4.893% 04/30/2018                                            $      1,024,788    $      1,043,285
KeySpan Gas East Corp.
  Series MTNA
  6.900% 01/15/2008                                                   1,105,000           1,209,638
Kimco Realty Corp.
  Series MTNB
  7.860% 11/01/2007                                                   1,100,000           1,229,854
Kinder Morgan Energy
  Partners LP
  5.350% 08/15/2007                                                   1,100,000           1,138,738
The Kroger Co.
  6.750% 04/15/2012                                                   1,000,000           1,129,063
Lasmo (USA), Inc.
  6.750% 12/15/2007                                                   2,000,000           2,159,594
Leucadia National Corp.
  7.750% 08/15/2013                                                   2,000,000           2,160,000
Liberty Media Corp.
  3.500% 09/25/2006                                                   2,600,000           2,585,554
Marriott International,
  Inc. Series E
  7.000% 01/15/2008                                                   1,445,000           1,575,114
Masco Corp.
  6.750% 03/15/2006                                                   1,230,000           1,280,171
May Department
  Stores Co. (The)
  3.950% 07/15/2007                                                     430,000             430,727
MBNA Corp.
  4.625% 09/15/2008                                                     650,000             660,175
Meritor Automotive, Inc.
  6.800% 02/15/2009                                                     725,000             761,250
MGM Grand, Inc.
  6.950% 02/01/2005                                                     750,000             751,875
MGM Mirage, Inc.
  6.000% 10/01/2009                                                     360,000             369,000
MGM Mirage, Inc.
  6.750% 09/01/2012                                                     100,000             105,250
MidAmerican Energy
  Holdings Co.
  3.500% 05/15/2008                                                   1,300,000           1,273,418
Miller Brewing Co.+
  4.250% 08/15/2008                                                     425,000             428,864
Millipore Corp.
  7.500% 04/01/2007                                                   1,000,000           1,059,920
Mobil Corp.
  8.625% 08/15/2021                                                   1,000,000           1,388,459
Mohawk Industries, Inc.
  Series C
  6.500% 04/15/2007                                                     350,000             371,866
Mohawk Industries, Inc.
  Series D
  7.200% 04/15/2012                                                     500,000             575,291
Monongahela
  Power Co.+ +++
  6.700% 06/15/2014                                            $        450,000    $        498,542
National Rural Utilities
  Cooperative
  Finance Corp.
  4.375% 10/01/2010                                                     500,000             503,404
National Rural Utilities
  Cooperative
  Finance Corp.
  8.000% 03/01/2032                                                     285,000             371,896
Navistar
  International Corp.+++
  7.500% 06/15/2011                                                     750,000             804,375
Nevada Power Co.+
  5.875% 01/15/2015                                                     560,000             564,200
Newell Rubbermaid, Inc.
  4.000% 05/01/2010                                                     450,000             436,682
News America
  Holdings, Inc.
  8.875% 04/26/2023                                                   2,000,000           2,600,260
Nextel
  Communications, Inc.
  5.950% 03/15/2014                                                     220,000             227,700
Nisource Finance Corp.
  3.200% 11/01/2006                                                     570,000             564,883
Norfolk Southern Corp.
  6.000% 04/30/2008                                                     550,000             588,829
Norfolk Southern Corp.
  7.350% 05/15/2007                                                     750,000             811,725
Northwestern Corp.+
  5.875% 11/01/2014                                                     255,000             260,858
Oak Hill Securities
  Fund II+
  8.920% 10/15/2006                                                     700,000             719,042
Pacific Bell, Note
  6.125% 02/15/2008                                                     350,000             372,517
Pacific Energy Partners,
  LP/Pacific Energy
  Finance Corp.
  7.125% 06/15/2014                                                     490,000             521,850
Pacific Gas & Electric Co.
  6.050% 03/01/2034                                                     645,000             669,907
Park Place
  Entertainment Corp.
  8.500% 11/15/2006                                                   1,000,000           1,082,500
Pearson, Inc.+
  7.375% 09/15/2006                                                   1,000,000           1,062,935
Pentair, Inc.
  7.850% 10/15/2009                                                     850,000             971,435
Piedmont Natural Gas
  Co. Series E
  6.000% 12/19/2033                                                     475,000             495,131
Pilgrims Pride Corp.
  9.625% 09/15/2011                                            $        135,000    $        151,875
Plains All American
  Pipeline Co.
  5.625% 12/15/2013                                                     590,000             606,879
Potomac Edison Co.+
  5.350% 11/15/2014                                                     425,000             428,307
Precision Castparts Corp.
  5.600% 12/15/2013                                                   1,315,000           1,340,882
The Premcor Refining
  Group, Inc.
  6.750% 05/01/2014                                                     280,000             297,500
PSEG Power LLC
  5.500% 12/01/2015                                                     725,000             738,840
Qwest Corp.+
  9.125% 03/15/2012                                                     415,000             479,325
Republic Services, Inc.
  7.125% 05/15/2009                                                   1,000,000           1,114,897
Rogers Cable, Inc.
  5.500% 03/15/2014                                                     500,000             471,250
Rogers Wireless
  Communications, Inc.+
  5.525% 12/15/2010                                                     250,000             261,875
Rogers Wireless
  Communications, Inc.
  6.375% 03/01/2014                                                     410,000             405,900
Ryder System, Inc.
  6.600% 11/15/2005                                                     750,000             770,225
Simon Property
  Group LP
  7.375% 01/20/2006                                                   1,000,000           1,038,798
SLM Corp.
  5.000% 10/01/2013                                                   1,450,000           1,468,322
SLM Corp.
  5.625% 08/01/2033                                                     700,000             692,444
Smithfield Foods, Inc.
  7.000% 08/01/2011                                                   1,025,000           1,094,188
Sonoco Products Co.
  6.500% 11/15/2013                                                   1,500,000           1,645,823
Sony Capital Corp.+
  4.950% 11/01/2006                                                   1,500,000           1,538,652
Sprint Capital Corp.
  6.900% 05/01/2019                                                     750,000             839,018
Starwood Hotels &
  Resorts Worldwide, Inc.
  7.875% 05/01/2012                                                     620,000             708,350
Steelcase, Inc.
  6.375% 11/15/2006                                                   1,430,000           1,476,303
SuperValu, Inc.
  7.500% 05/15/2012                                                     400,000             466,866
SuperValu, Inc.
  7.875% 08/01/2009                                                   1,500,000           1,720,143
Tampa Electric Co.
  5.375% 08/15/2007                                                     875,000             910,239

    The accompanying notes are an integral part of the financial statements.

                                                                   PRINCIPAL           MARKET
                                                                     AMOUNT             VALUE
                                                               ----------------    ----------------
TCI
  Communications, Inc.
  6.875% 02/15/2006                                            $        350,000    $        362,192
Temple-Inland, Inc.
  Series MTND
  8.125% 12/15/2006                                                     600,000             632,958
Textron Financial Corp.
  Series E
  2.690% 10/03/2006                                                   1,205,000           1,187,913
Thomas & Betts Corp.
  6.500% 01/15/2006                                                     400,000             410,996
The Thomson Corp.
  5.750% 02/01/2008                                                     955,000           1,005,770
The Thomson Corp.
  6.200% 01/05/2012                                                     650,000             714,212
Timken Co.
  5.750% 02/15/2010                                                   1,035,000           1,054,323
Timken Co. Series A
  6.750% 08/21/2006                                                     600,000             618,431
Toro Co.
  7.800% 06/15/2027                                                   1,005,000           1,138,693
Toyota Motor
  Credit Corp.
  4.350% 12/15/2010                                                   1,650,000           1,671,589
TransAlta Corp.
  5.750% 12/15/2013                                                   1,200,000           1,235,702
Tricon Global
  Restaurants, Inc.
  8.875% 04/15/2011                                                     530,000             654,825
Tri-State Generation &
  Transmission
  Association
  Series 2003, Class A+
  6.040% 01/31/2018                                                     525,000             554,652
Tri-State Generation &
  Transmission
  Association
  Series 2003, Class B+
  7.144% 07/31/2033                                                     580,000             665,486
Tyco International
  Group SA
  6.375% 02/15/2006                                                   1,100,000           1,136,652
Tyco International
  Group SA
  6.375% 10/15/2011                                                     275,000             303,615
Tyco International
  Group SA
  6.875% 01/15/2029                                                     300,000             343,653
Union Pacific Corp.
  6.400% 02/01/2006                                                     950,000             980,885
United Air Lines, Inc.
  Series 91B* ++
  10.110% 02/19/2006                                                    280,959             109,574
US Airways, Inc. Cl. B* ++
  7.500% 04/15/2008                                            $        869,681    $              -
USA Interactive
  7.000% 01/15/2013                                                   1,000,000           1,103,068
Verizon Global
  Funding Corp.
  7.750% 12/01/2030                                                     795,000             988,444
Verizon New
  England, Inc.
  6.500% 09/15/2011                                                     730,000             803,034
Virginia Electric and
  Power Co.
  5.375% 02/01/2007                                                     660,000             683,667
Vulcan Materials Co.
  6.000% 04/01/2009                                                     800,000             853,453
The Walt Disney Co.
  6.750% 03/30/2006                                                     800,000             833,532
Washington Mutual, Inc.
  2.400% 11/03/2005                                                   1,900,000           1,887,753
Weingarten Realty
  Investors REIT,
  Series A
  7.500% 12/19/2010                                                     955,000           1,109,744
Weyerhaeuser Co.
  5.500% 03/15/2005                                                     330,000             331,520
Williams Gas Pipelines
  Central, Inc.+
  7.375% 11/15/2006                                                     950,000           1,007,000
Wisconsin Electric Power
  3.500% 12/01/2007                                                     845,000             841,607
WPP Finance (USA) Corp.
  6.625% 07/15/2005                                                   1,100,000           1,107,983
XTO Energy, Inc.
  4.900% 02/01/2014                                                   1,000,000             997,791
                                                                                   ----------------

TOTAL CORPORATE DEBT
(COST $186,968,153)                                                                     192,860,866
                                                                                   ----------------

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS -- 11.4%
ABN AMRO
  Mortgage Corp.
  Series 2003-12,
  Class 1A
  5.000% 12/25/2033                                                   1,919,111           1,885,300
AES Eastern Energy LP
  Series 1999-1, Class A
  9.000% 01/02/2017                                                     549,388             623,555
Asset Securitization Corp.
  Series 1995-MD4,
  Class A1
  7.100% 08/13/2029                                                     493,588             509,544
Bank of America
  Mortgage Securities,
  Series 2004-G,
  Class 2A7
  4.635% 08/25/2034                                            $        896,435    $        897,043
Bear Stearns Adjustable
  Rate Mortgage Trust,
  Series 2004-5,
  Class IIA
  4.043% 07/25/2034                                                   2,575,877           2,544,418
Countrywide Home
  Loans, Inc.
  Series 2003-42,
  Class 1A1
  3.762% 09/25/2033                                                     882,701             876,548
Countrywide Home
  Loans, Inc.
  Series 2004-23,
  Class 1A1
  4.325% 02/25/2034                                                     821,637             825,210
CS First Boston Mortgage
  Securities Corp.
  Series 1998-C2,
  Class A1
  5.960% 11/11/2030                                                     413,638             423,491
CS First Boston Mortgage
  Securities Corp.
  Series 2003-7,
  Class 1A24
  4.500% 02/25/2033                                                   1,051,405           1,050,243
CS First Boston Mortgage
  Securities Corp.
  Series 2004-C1,
  Class A1
  2.254% 01/15/2037                                                   1,174,529           1,149,386
GE Capital Commercial
  Mortgage Corp.
  Series 2002-1A,
  Class A1
  5.033% 12/10/2035                                                     597,248             609,407
GSR Mortgage Loan Trust
  Series 2004-9
  4.708% 08/25/2034                                                   1,539,173           1,554,408
IndyMac Bancorp, Inc.
  Mortgage Loan Trust
  Series 2004-AR4,
  Class 1A
  4.783% 08/25/2034                                                   2,520,055           2,548,197
Kiowa Power
  Partners LLC+
  4.811% 12/30/2013                                                     400,000             401,068

    The accompanying notes are an integral part of the financial statements.

                                                                   PRINCIPAL           MARKET
                                                                     AMOUNT             VALUE
                                                               ----------------    ----------------
MASTR Asset
  Securitization Trust
  Series 2002-6,
  Class 6A1
  6.500% 10/25/2032                                            $        212,430    $        214,392
MASTR Asset
  Securitization Trust
  Series 2003-12,
  Class 6A1
  5.000% 12/25/2033                                                   2,736,358           2,687,900
Merrill Lynch Mortgage
  Investors, Inc.
  Series 1998-C1,
  Class A1
  6.310% 11/15/2026                                                     434,639             441,672
Merrill Lynch Mortgage
  Investors, Inc.
  Series 2003-A4,
  Class IA
  4.281% 07/25/2033                                                     779,510             782,080
Merrill Lynch Mortgage
  Investors, Inc.
  Series 2004-A1,
  Class IA
  4.155% 02/25/2034                                                     420,239             420,640
Morgan Stanley Mortgage
  Loan Trust
  Series 2004-2AR,
  Class 1A
  5.218% 02/25/2034                                                     226,463             229,689
Starwood Commercial
  Mortgage Trust
  Series 1999-C1A,
  Class B+
  6.920% 02/03/2014                                                   1,000,000           1,101,342
Structured Adjustable
  Rate Mortgage Loan
  Trust Series 2004-2,
  Class 2A
  5.070% 03/25/2034                                                   1,836,062           1,852,139
Structured Asset
  Securities Corp.
  Series 2002-11A,
  Class 2A1
  5.600% 06/25/2032                                                     694,339             706,460
Structured Asset
  Securities Corp.
  Series 2003-30,
  Class 1A1
  5.500% 10/25/2033                                                   2,059,556           2,067,022
Tenaska Oklahoma+
  6.528% 12/30/2014                                                     500,000             504,615
Vendee Mortgage Trust
  Series 1992-1,
  Class 2Z
  7.750% 05/15/2022                                            $        664,038    $        724,819
Washington Mutual MSC
  Mortgage
  Pass-Through
  Certificates
  Series 2004-RA1,
  Class 2A
  7.000% 03/25/2034                                                   1,706,958           1,754,193
Washington Mutual MSC
  Mortgage
  Pass-Through
  Certificates,
  Series 2004-RA4,
  Class 2A
  6.500% 08/25/2034                                                     633,629             652,803
Washington Mutual, Inc.
  Series 2003-S11,
  Class A1
  5.000% 11/25/2033                                                   3,507,370           3,445,534
Washington Mutual, Inc.
  Series 2004-AR2,
  Class A
  2.995% 04/25/2044                                                   2,594,521           2,614,769
Washington Mutual,
  Series 2004-AR14,
  Class A1
  4.283% 01/25/2035                                                   2,750,000           2,727,549
Wells Fargo Mortgage
  Backed Securities
  Trust Series 2004-P,
  Class 2A1
  4.278% 09/25/2034                                                   2,205,626           2,193,401
Wells Fargo Mortgage
  Backed Securities
  Trust, Series 2004-Z,
  Class 2A1
  4.605% 12/25/2034                                                   2,715,822           2,718,581
                                                                                   ----------------

TOTAL NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $43,748,622)                                                                       43,737,418
                                                                                   ----------------

SOVEREIGN DEBT OBLIGATIONS -- 0.5%
Chile Government
  International Bond
  5.500% 01/15/2013                                                     600,000             630,420
Republic of South Africa
  6.500% 06/02/2014                                                     825,000             903,375
United Mexican States
  8.300% 08/15/2031                                            $        500,000    $        586,000
                                                                                   ----------------

TOTAL SOVEREIGN
DEBT OBLIGATIONS
(COST $1,934,660)                                                                         2,119,795
                                                                                   ----------------

U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 18.4%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) -- 3.0%
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.4%
FHLMC
  Series 2178,
  Class PB
  7.000% 08/15/2029                                                   1,154,522           1,212,229
FHLMC
  Series W067,
  Class A
  6.420% 12/01/2005                                                     310,916             318,677
                                                                                   ----------------

TOTAL COLLATERALIZED
MORTGAGE OBLIGATIONS                                                                      1,530,906
                                                                                   ----------------

PASS-THROUGH SECURITIES -- 2.6%
FHLMC
  4.250% 07/15/2009                                                   1,860,000           1,892,329
FHLMC
  5.500% 11/01/2031                                                   1,277,214           1,301,910
FHLMC
  6.000% 09/01/2016-
         02/01/2018                                                     768,971             806,097
FHLMC
  6.500% 09/01/2016                                                   1,334,381           1,413,922
FHLMC
  6.625% 09/15/2009                                                   3,610,000           4,033,452
FHLMC
  7.500% 10/01/2030-
         03/01/2031                                                     203,232             217,879
FHLMC
  8.000% 03/01/2027                                                     276,848             301,332
FHLMC
  9.000% 03/01/2017                                                      13,224              14,280
                                                                                   ----------------

TOTAL PASS-THROUGH SECURITIES                                                             9,981,201
                                                                                   ----------------

TOTAL FEDERAL HOME LOAN MORTGAGE
CORPORATION (FHLMC)                                                                      11,512,107
                                                                                   ----------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA) -- 5.6%
PASS-THROUGH SECURITIES
FNMA
  2.250% 05/15/2006                                                   9,050,000           8,942,747

    The accompanying notes are an integral part of the financial statements.

                                                                   PRINCIPAL           MARKET
                                                                     AMOUNT             VALUE
                                                               ----------------    ----------------
FNMA
  3.875% 11/17/2008                                            $      3,600,000    $      3,579,407
FNMA
  4.625% 10/15/2013                                                   3,800,000           3,833,845
FNMA
  5.500% 05/01/2033                                                   1,097,208           1,115,338
FNMA
  6.000% 06/01/2016                                                     151,043             158,524
FNMA
  6.420% 11/01/2008                                                   1,226,349           1,323,724
FNMA
  6.500% 07/01/2016                                                     582,876             618,714
FNMA
  7.000% 03/01/2031-
         04/01/2031                                                     405,147             429,915
FNMA
  7.500% 08/01/2029-
         06/01/2031                                                     335,879             360,251
FNMA
  8.000% 11/01/2029-
         09/01/2031                                                     923,476             999,911
FNMA
  9.000% 05/01/2009                                                      59,555              63,601
                                                                                   ----------------

TOTAL PASS-THROUGH SECURITIES                                                            21,425,977
                                                                                   ----------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA) -- 9.7%
PASS-THROUGH SECURITIES
GNMA
  4.625% 11/20/2025-
         11/20/2027                                                      58,455              59,675
GNMA
  5.000% 05/15/2033-
         02/15/2034                                                  15,823,312          15,849,964
GNMA
  5.500% 06/15/2033-
         09/15/2034                                                  13,711,855          14,008,880
GNMA
  6.000% 02/15/2029-
         08/15/2032                                                   3,088,518           3,200,148
GNMA
  6.500% 05/15/2023-
         11/15/2028                                                   1,796,265           1,904,659
GNMA
  7.000% 09/15/2023-
         08/15/2032                                                   1,179,502           1,259,261
GNMA
  7.250% 11/20/2021-
         01/20/2022                                                     294,684             316,518
GNMA
  7.500% 03/15/2017-
         06/15/2024                                                     503,536             542,319
GNMA
  8.000% 08/15/2005-
         04/15/2008                                            $        418,791    $        455,762
                                                                                   ----------------

TOTAL PASS-THROUGH SECURITIES                                                            37,597,186
                                                                                   ----------------

OTHER AGENCIES -- 0.1%
PASS-THROUGH SECURITIES
New Valley Generation IV
  4.687% 01/15/2022                                                     536,127             538,180
                                                                                   ----------------

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $70,468,970)                                                                       71,073,450
                                                                                   ----------------

U.S. TREASURY OBLIGATIONS -- 14.4%

U.S. TREASURY BONDS -- 1.2%
U.S. Treasury Bond+++
  6.125% 08/15/2029                                                   3,740,000           4,385,734
                                                                                   ----------------

U.S. TREASURY NOTES -- 10.0%
U.S. Treasury Note+++
  2.500% 10/31/2006                                                   5,990,000           5,934,312
U.S. Treasury Note+++
  3.375% 11/15/2008                                                  18,240,000          18,192,975
U.S. Treasury Note
  4.000% 02/15/2014                                                  13,345,000          13,159,421
U.S. Treasury Note
  5.000% 08/15/2011                                                   1,165,000           1,239,997
                                                                                   ----------------

TOTAL U.S. TREASURY NOTES                                                                38,526,705
                                                                                   ----------------
U.S. TREASURY STRIPS -- 3.2%
U.S. Treasury Strips -
  Principal Only
  0.000% 05/15/2016                                                  21,000,000          12,436,448
                                                                                   ----------------

TOTAL U.S. TREASURY
OBLIGATIONS
(COST $52,357,380)                                                                       55,348,887
                                                                                   ----------------

TOTAL BONDS & NOTES
(COST $366,388,400)                                                                     376,019,425
                                                                                   ----------------

SHORT-TERM INVESTMENTS -- 10.3%

CASH EQUIVALENTS -- 8.3%**
American AAdvanage
  Select Money
  Market Fund                                                           375,043             375,043
Bank of America
  Bank Note
  2.260% 02/15/2005                                            $        280,179             280,179
Bank of America
  Bank Note
  2.270% 01/18/2005                                                     653,752             653,752
Bank of America
  Bank Note
  2.270% 03/03/2005                                            $      1,214,111    $      1,214,111
Bank of America
  Bank Note
  2.300% 06/09/2005                                                     653,752             653,752
Bank of Montreal
  Eurodollar Time Deposit
  2.125% 02/02/2005                                                     284,850             284,850
Bank of Montreal
  Eurodollar Time Deposit
  2.260% 01/28/2005                                                     295,980             295,980
BGI Institutional Money
  Market Fund                                                         3,362,153           3,362,153
BNP Paribas
  Eurodollar Time Deposit
  2.300% 01/03/2005                                                     186,787             186,787
Calyon
  Eurodollar Time Deposit
  2.435% 03/16/2005                                                     799,445             799,445
Canadian Imperial
  Bank of Commerce
  Bank Note
  2.030% 05/18/2005                                                   1,867,863           1,867,863
Citigroup
  Eurodollar Time Deposit
  2.080% 01/28/2005                                                     733,136             733,136
Den Danske Bank
  Eurodollar Time Deposit
  2.260% 01/20/2005                                                   1,120,718           1,120,718
Dexia Group
  Eurodollar Time Deposit
  2.040% 01/21/2005                                                     373,573             373,573
Federal Home Loan
  Bank Discount Note
  2.184% 01/05/2005                                                   1,160,216           1,160,216
Fortis Bank
  Eurodollar Time Deposit
  2.140% 01/12/2005                                                     373,573             373,573
Fortis Bank
  Eurodollar Time Deposit
  2.200% 02/11/2005                                                     280,179             280,179
Fortis Bank
  Eurodollar Time Deposit
  2.260% 01/05/2005                                                   1,540,987           1,540,987
Freddie Mac
  Discount Note
  2.184% 01/04/2005                                                   1,305,367           1,305,367
Freddie Mac
  Discount Note
  2.228% 02/01/2005                                                     348,491             348,491

    The accompanying notes are an integral part of the financial statements.

                                                                   PRINCIPAL            MARKET
                                                                     AMOUNT             VALUE
                                                               ----------------    ----------------
Freddie Mac
  Discount Note
  2.277% 02/01/2005                                            $      1,630,864    $      1,630,864
General Electric
  Capital Corp.
  2.294% 01/21/2005                                                     531,843             531,843
General Electric
  Capital Corp.
  2.295% 01/10/2005                                                     909,940             909,940
HBOS Halifax
  Bank of Scotland
  Eurodollar Time Deposit
  2.025% 01/21/2005                                                     429,608             429,608
Lloyds TSB Bank
  Eurodollar Time Deposit
  2.280% 02/02/2005                                                     457,626             457,626
Merrill Lynch Premier
  Institutional Money
  Market Fund                                                           616,397             616,397
Merrimac Cash Fund,
  Premium Class                                                       1,400,897           1,400,897
Morgan Stanley Dean
  Witter & Co.
  2.393% 07/19/2005                                                   1,232,790           1,232,790
Royal Bank of Canada
  Eurodollar Time Deposit
  2.250% 01/19/2005                                                     933,931             933,931
Royal Bank of Canada
  Eurodollar Time Deposit
  2.260% 02/01/2005                                                     747,145             747,145
Royal Bank of Scotland
  Eurodollar Time Deposit
  2.015% 01/21/2005                                                   1,077,757           1,077,757
Royal Bank of Scotland
  Eurodollar Time Deposit
  2.270% 02/02/2005                                                     560,359             560,359
Royal Bank of Scotland
  Eurodollar Time Deposit
  2.360% 02/17/2005                                                      93,393              93,393
Toronto Dominion Bank
  Eurodollar Time Deposit
  2.420% 03/01/2005                                                     933,931             933,931
Wells Fargo
  Eurodollar Time Deposit
  2.270% 01/25/2005                                                     233,483             233,483
Wells Fargo
  Eurodollar Time Deposit
  2.310% 01/28/2005                                                     933,931             933,931
Wells Fargo
  Eurodollar Time Deposit
  2.320% 01/14/2005                                                   2,237,700           2,237,700
                                                                                   ----------------
                                                                                         32,171,750
                                                                                   ----------------

COMMERCIAL PAPER -- 2.0%
Albertson's, Inc.+
  2.400% 01/03/2005                                            $      1,145,000    $      1,144,847
General Mills, Inc.+
  2.260% 01/06/2005                                                   2,000,000           1,999,372
Kinder Morgan Energy
  Partners, LP+
  2.400% 01/04/2005                                                   2,600,000           2,599,480
National Fuel Gas Co.
  2.400% 01/05/2005                                                     510,000             509,864
Praxair, Inc.
  2.290% 01/11/2005                                                   1,335,000           1,334,151
                                                                                   ----------------
                                                                                          7,587,714
                                                                                   ----------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                                      39,759,464
                                                                                   ----------------

TOTAL INVESTMENTS -- 107.9%
(COST $406,147,864)***                                                                  415,778,889

OTHER ASSETS/
(LIABILITIES) -- (7.9%)                                                                 (30,477,976)
                                                                                   ----------------

NET ASSETS -- 100.0%                                                               $    385,300,913
                                                                                   ================

NOTES TO PORTFOLIO OF INVESTMENTS

 REIT - Real Estate Investment Trust
 *    Non-income producing security.
 **   Represents investments of security lending collateral. (NOTE 2).
 ***  See Note 7 for aggregate cost for Federal tax purposes.
 + Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities amounted to a value of $32,397,699 or 8.4% of net assets.
 ++   Security is currently in default.
 +++  Denotes all or a portion of security on loan.

    The accompanying notes are an integral part of the financial statements.

MML BLEND FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2004

                                                                   NUMBER OF            MARKET
                                                                    SHARES              VALUE
                                                               ----------------    ----------------
EQUITIES -- 64.2%
ADVERTISING -- 0.1%
Omnicom Group, Inc.                                                       7,200    $        607,104
                                                                                   ----------------

AEROSPACE & DEFENSE -- 1.7%
Boeing Co.                                                               92,900           4,809,433
General Dynamics Corp.                                                   25,600           2,677,760
Goodrich Corp.                                                           38,800           1,266,432
Honeywell
  International, Inc.                                                    48,600           1,720,926
Lockheed Martin Corp.                                                    25,400           1,410,970
Northrop Grumman Corp.                                                   21,700           1,179,612
Raytheon Co.                                                             27,200           1,056,176
Rockwell Collins, Inc.                                                   10,100             398,344
United Technologies Corp.                                                29,000           2,997,150
                                                                                   ----------------
                                                                                         17,516,803
                                                                                   ----------------

APPAREL, TEXTILES & SHOES -- 0.7%
Coach, Inc.*                                                              7,100             400,440
The Gap, Inc.+                                                           98,700           2,084,544
Jones Apparel Group, Inc.                                                 8,200             299,874
Limited Brands                                                           59,000           1,358,180
Liz Claiborne, Inc.                                                       6,600             278,586
Nike, Inc. Cl. B                                                         17,300           1,568,937
Nordstrom, Inc.                                                          10,200             476,646
Reebok
  International Limited+                                                  4,100             180,400
VF Corp.+                                                                17,500             969,150
                                                                                   ----------------
                                                                                          7,616,757
                                                                                   ----------------

AUTOMOTIVE & PARTS -- 0.6%
AutoNation, Inc.*                                                        10,200             195,942
Cooper Tire &
  Rubber Co.+                                                             3,600              77,580
Ford Motor Co.+                                                         248,200           3,633,648
General Motors Corp.+                                                       300              12,018
Genuine Parts Co.                                                        15,700             691,742
The Goodyear Tire &
  Rubber Co.* +                                                          10,000             146,600
Harley-Davidson, Inc.                                                    13,300             807,975
Paccar, Inc.+                                                             9,875             794,740
                                                                                   ----------------
                                                                                          6,360,245
                                                                                   ----------------

BANKING, SAVINGS & LOANS -- 7.8%
AmSouth Bancorporation+                                                  34,300             888,370
Bank of America Corp.                                                   245,200          11,521,948
Bank of New York Co., Inc.                                               28,100             939,102
BB&T Corp.                                                               30,900           1,299,345
Citigroup, Inc.                                                         356,700          17,185,806
Comerica, Inc.                                                           22,500           1,372,950
Fannie Mae                                                               58,300           4,151,543
Fifth Third Bancorp                                                      32,700           1,546,056
First Horizon
  National Corp.+                                                         8,000    $        344,880
Freddie Mac                                                              39,400           2,903,780
Golden West
  Financial Corp.                                                        17,600           1,080,992
JP Morgan Chase & Co.                                                   214,216           8,356,566
KeyCorp                                                                  53,300           1,806,870
M&T Bank Corp.                                                            7,200             776,448
Marshall and Ilsley Corp.                                                12,800             565,760
Mellon Financial Corp.                                                   26,500             824,415
National City Corp.+                                                     84,500           3,172,975
North Fork
  Bancorporation, Inc.                                                   26,850             774,622
Northern Trust Corp.                                                      7,500             364,350
Providian
  Financial Corp.* +                                                     78,900           1,299,483
Regions Financial Corp.                                                  25,623             911,923
SLM Corp.                                                                25,000           1,334,750
Sovereign Bancorp, Inc.+                                                 21,500             484,825
State Street Corp.                                                          300              14,736
SunTrust Banks, Inc.                                                     21,600           1,595,808
Synovus Financial Corp.+                                                 18,600             531,588
U.S. Bancorp                                                            113,200           3,545,424
Wachovia Corp.                                                           96,733           5,088,156
Washington Mutual, Inc.                                                  48,550           2,052,694
Wells Fargo & Co.                                                        58,300           3,623,345
Zions Bancorp                                                             3,400             231,302
                                                                                   ----------------
                                                                                         80,590,812
                                                                                   ----------------

BEVERAGES -- 1.1%
Brown-Forman Corp. Cl. B                                                  7,800             379,704
The Coca-Cola Co.                                                        86,000           3,580,180
Coca-Cola Enterprises, Inc.                                              29,900             623,415
Coors (Adolph) Co. Cl. B+                                                 2,300             174,041
The Pepsi Bottling
  Group, Inc.+                                                           38,100           1,030,224
PepsiCo, Inc.                                                           108,000           5,637,600
                                                                                   ----------------
                                                                                         11,425,164
                                                                                   ----------------

BROADCASTING, PUBLISHING & PRINTING -- 1.7%
Clear Channel
  Communications, Inc.                                                   35,500           1,188,895
Comcast Corp. Cl. A*                                                     83,900           2,792,192
Dow Jones & Co., Inc.+                                                    5,600             241,136
Gannett Co., Inc.                                                        10,500             857,850
Knight Ridder, Inc.                                                       4,700             314,618
The McGraw-Hill
  Companies, Inc.                                                        14,600           1,336,484
Meredith Corp.                                                           11,200             607,040
New York Times Co. Cl. A+                                                 9,700             395,760
Time Warner, Inc.*                                                      275,600           5,357,664
Tribune Co.                                                              11,400    $        480,396
Univision Communications,
  Inc. Cl. A* +                                                           1,200              35,124
Viacom, Inc. Cl. B                                                      104,500           3,802,755
                                                                                   ----------------
                                                                                         17,409,914
                                                                                   ----------------

BUILDING MATERIALS & CONSTRUCTION -- 0.2%
Louisiana-Pacific Corp.+                                                 10,500             280,770
Masco Corp.                                                              26,200             957,086
Vulcan Materials Co.                                                      9,700             529,717
                                                                                   ----------------
                                                                                          1,767,573
                                                                                   ----------------

CHEMICALS -- 1.1%
Air Products &
  Chemicals, Inc.                                                         8,200             475,354
Ashland, Inc.                                                             4,200             245,196
Dow Chemical Co.                                                         56,500           2,797,315
Du Pont (E.I.) de
  Nemours & Co.                                                          60,100           2,947,905
Eastman Chemical Co.                                                      5,000             288,650
Engelhard Corp.                                                           8,100             248,427
International Flavors &
  Fragrances, Inc.                                                        5,800             248,472
Monsanto Co.                                                             36,000           1,999,800
PPG Industries, Inc.                                                     16,700           1,138,272
Rohm & Haas Co.                                                          13,600             601,528
                                                                                   ----------------
                                                                                         10,990,919
                                                                                   ----------------

COMMERCIAL SERVICES -- 1.4%
Apollo Group, Inc. Cl. A*                                                   400              32,284
Block (H&R), Inc.+                                                       11,900             583,100
Cendant Corp.                                                            63,600           1,486,968
Cintas Corp.                                                             10,900             478,074
Convergys Corp.*                                                          8,800             131,912
Donnelley (R.R.) &
  Sons Co.                                                                5,200             183,508
eBay, Inc.*                                                              39,900           4,639,572
Ecolab, Inc.+                                                             9,200             323,196
Equifax, Inc.                                                            28,100             789,610
Moody's Corp.                                                            11,700           1,016,145
Paychex, Inc.                                                            19,400             661,152
PerkinElmer, Inc.                                                        79,200           1,781,208
Quest Diagnostics, Inc.                                                   5,500             525,525
Robert Half
  International, Inc.                                                     5,700             167,751
Ryder System, Inc.                                                        3,700             176,749
Waste Management, Inc.                                                   35,000           1,047,900
                                                                                   ----------------
                                                                                         14,024,654
                                                                                   ----------------

COMMUNICATIONS -- 1.3%
Avaya, Inc.* +                                                           27,800             478,160

    The accompanying notes are an integral part of the financial statements.

                                                                   NUMBER OF            MARKET
                                                                    SHARES              VALUE
                                                               ----------------    ----------------
Citizens
  Communications Co.                                                     18,100    $        249,599
Lucent
  Technologies, Inc.* +                                                 264,800             995,648
Network
  Appliance, Inc.* +                                                     22,400             744,128
Nextel Communications,
  Inc. Cl. A*                                                            18,400             552,000
Qualcomm, Inc.                                                           69,700           2,955,280
SBC Communications, Inc.                                                262,600           6,767,202
Scientific-Atlanta, Inc.                                                  9,300             306,993
Tellabs, Inc.*                                                           25,600             219,904
                                                                                   ----------------
                                                                                         13,268,914
                                                                                   ----------------

COMMUNICATIONS EQUIPMENT -- 0.4%
Motorola, Inc.                                                          260,100           4,473,720
                                                                                   ----------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.6%
Autodesk, Inc.                                                           27,400           1,039,830
Computer Sciences Corp.*                                                 22,100           1,245,777
Parametric
  Technology Corp.*                                                     120,700             710,923
Sun Microsystems, Inc.*                                                 537,000           2,889,060
Unisys Corp.*                                                            12,200             124,196
                                                                                   ----------------
                                                                                          6,009,786
                                                                                   ----------------

COMPUTER PROGRAMMING SERVICES -- 0.0%
Mercury
  Interactive Corp.* +                                                    4,700             214,085
                                                                                   ----------------

COMPUTERS & INFORMATION -- 3.0%
Apple Computer, Inc.*                                                    23,500           1,513,400
Cisco Systems, Inc.*                                                    416,400           8,036,520
Comverse
  Technology, Inc.*                                                      10,100             246,945
Dell, Inc.*                                                             150,100           6,325,214
EMC Corp.*                                                              144,600           2,150,202
Gateway, Inc.*                                                           21,300             128,013
International Business
  Machines Corp.                                                        107,700          10,617,066
International
  Game Technology                                                        14,300             491,634
Jabil Circuit, Inc.*                                                     12,900             329,982
Lexmark
  International, Inc.*                                                    8,400             714,000
Solectron Corp.*                                                          2,000              10,660
Symbol
  Technologies, Inc.+                                                    12,900             223,170
                                                                                   ----------------
                                                                                         30,786,806
                                                                                   ----------------

COMPUTERS & OFFICE EQUIPMENT -- 0.7%
Electronic Data
  Systems Corp.                                                          30,700             709,170
Hewlett-Packard Co.                                                     181,900           3,814,443
Pitney Bowes, Inc.                                                       14,400    $        666,432
Xerox Corp.*                                                            119,700           2,036,097
                                                                                   ----------------
                                                                                          7,226,142
                                                                                   ----------------

CONTAINERS -- 0.1%
Ball Corp.                                                                8,800             387,024
Bemis Co., Inc.                                                           8,700             253,083
Pactiv Corp.*                                                            10,000             252,900
Sealed Air Corp.*                                                         5,500             292,985
Temple-Inland, Inc.                                                       3,400             232,560
                                                                                   ----------------
                                                                                          1,418,552
                                                                                   ----------------

COSMETICS & PERSONAL CARE -- 1.5%
Alberto-Culver Co.                                                        6,000             291,420
Avon Products, Inc.                                                      30,100           1,164,870
The Gillette Co.                                                         63,600           2,848,008
Kimberly-Clark Corp.                                                     31,300           2,059,853
The Procter & Gamble Co.                                                162,100           8,928,468
                                                                                   ----------------
                                                                                         15,292,619
                                                                                   ----------------

DATA PROCESSING & PREPARATION -- 0.6%
Affiliated Computer
  Services, Inc. Cl. A* +                                                 8,500             511,615
Automatic Data
  Processing, Inc.                                                       30,100           1,334,935
Deluxe Corp.+                                                             9,800             365,834
First Data Corp.                                                         44,100           1,876,014
IMS Health, Inc.                                                         14,700             341,187
NCR Corp.*                                                               21,100           1,460,753
                                                                                   ----------------
                                                                                          5,890,338
                                                                                   ----------------

ELECTRIC UTILITIES -- 1.8%
Ameren Corp.                                                              9,200             461,288
American Electric
  Power Co.                                                              18,600             638,724
CenterPoint Energy, Inc.+                                                18,000             203,400
Cinergy Corp.                                                             8,500             353,855
CMS Energy Corp.* +                                                       4,600              48,070
Consolidated Edison, Inc.+                                               11,400             498,750
Constellation Energy
  Group, Inc.                                                             8,300             362,793
Dominion Resources, Inc.                                                 19,400           1,314,156
DTE Energy Co.+                                                           8,200             353,666
Duke Energy Corp.                                                       105,000           2,659,650
Edison International                                                     28,900             925,667
Entergy Corp.                                                            10,700             723,213
Exelon Corp.+                                                            38,700           1,705,509
FirstEnergy Corp.                                                        19,300             762,543
FPL Group, Inc.+                                                          9,600             717,600
NiSource, Inc.                                                           12,400             282,472
PG&E Corp.*                                                              18,900             628,992
Pinnacle West
  Capital Corp.                                                           4,300             190,963
PPL Corp.                                                                22,200    $      1,182,816
Progress Energy, Inc.+                                                   12,800             579,072
Public Service Enterprise
  Group, Inc.                                                            21,000           1,087,170
Southern Co.+                                                            43,300           1,451,416
Teco Energy, Inc.+                                                       10,300             158,002
TXU Corp.+                                                               17,400           1,123,344
                                                                                   ----------------
                                                                                         18,413,131
                                                                                   ----------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 3.8%
Altera Corp.*                                                             3,100              64,170
American Power
  Conversion Corp.                                                       12,000             256,800
Analog Devices, Inc.                                                      8,800             324,896
Broadcom Corp. Cl. A*                                                     1,500              48,420
Emerson Electric Co.                                                     40,800           2,860,080
Freescale Semiconductor,
  Inc. Cl. B*                                                            28,718             527,262
General Electric Co.                                                    562,000          20,513,000
Intel Corp.                                                             386,100           9,030,879
Johnson Controls, Inc.                                                    6,800             431,392
Kla-Tencor Corp.*                                                         1,800              83,844
Linear Technology Corp.                                                  19,100             740,316
Maxim Integrated
  Products, Inc.                                                          3,400             144,126
Micron
  Technology, Inc.* +                                                     2,000              24,700
National
  Semiconductor Corp.                                                       800              14,360
Qlogic Corp.*                                                             5,500             202,015
Rockwell Automation, Inc.                                                26,400           1,308,120
Texas Instruments, Inc.                                                 104,300           2,567,866
Xilinx, Inc.                                                              5,500             163,075
                                                                                   ----------------
                                                                                         39,305,321
                                                                                   ----------------

ENERGY -- 5.0%
Amerada Hess Corp.                                                       10,700             881,466
Anadarko Petroleum Corp.                                                 21,200           1,373,972
Apache Corp.                                                             18,400             930,488
BJ Services Co.                                                           5,900             274,586
Burlington Resources, Inc.                                               22,300             970,050
ChevronTexaco Corp.                                                     113,200           5,944,132
ConocoPhillips                                                           55,000           4,775,650
Devon Energy Corp.                                                       41,000           1,595,720
Dynegy, Inc. Cl. A* +                                                    21,200              97,944
El Paso Corp.                                                            63,300             658,320
EOG Resources, Inc.                                                       6,600             470,976
Exxon Mobil Corp.                                                       377,000          19,325,020
Halliburton Co.                                                          26,800           1,051,632
Kerr-McGee Corp.                                                         17,800           1,028,662
KeySpan Corp.                                                             9,000             355,050
Kinder Morgan, Inc.                                                       7,500             548,475
Marathon Oil Corp.                                                       19,500             733,395

    The accompanying notes are an integral part of the financial statements.

                                                                   NUMBER OF            MARKET
                                                                    SHARES              VALUE
                                                               ----------------    ----------------
Nabors Industries
  Limited*                                                               12,000    $        615,480
Nicor, Inc.+                                                              2,500              92,350
Noble Corp.*                                                             10,800             537,192
Occidental
  Petroleum Corp.                                                        42,400           2,474,464
Peoples Energy Corp.                                                      2,600             114,270
Rowan Companies, Inc.*                                                    8,600             222,740
Schlumberger Limited                                                     21,300           1,426,035
Sempra Energy+                                                           27,600           1,012,368
Sunoco, Inc.                                                              4,300             351,353
Transocean, Inc.*                                                        16,300             690,957
Unocal Corp.                                                             14,900             644,276
Valero Energy Corp.                                                      24,100           1,094,140
The Williams
  Companies, Inc.                                                        33,700             548,973
Xcel Energy, Inc.+                                                       18,800             342,160
                                                                                   ----------------
                                                                                         51,182,296
                                                                                   ----------------

ENTERTAINMENT & LEISURE -- 0.5%
Brunswick Corp.                                                           3,600             178,200
Harrah's
  Entertainment, Inc.+                                                    7,600             508,364
News Corp., Inc. Cl. A+                                                  71,500           1,334,190
The Walt Disney Co.                                                     123,900           3,444,420
                                                                                   ----------------
                                                                                          5,465,174
                                                                                   ----------------

FINANCIAL SERVICES -- 2.7%
American Express Co.                                                     76,300           4,301,031
Apartment Investment &
  Management Co. Cl. A                                                    5,700             219,678
Bear Stearns
  Companies, Inc.                                                         9,300             951,483
CIT Group, Inc.                                                          12,100             554,422
Countrywide
  Financial Corp.+                                                       20,800             769,808
E Trade Financial Corp.*                                                 12,500             186,875
Federated Investors,
  Inc. Cl. B                                                              6,700             203,680
Franklin Resources, Inc.                                                 14,900           1,037,785
The Goldman Sachs
  Group, Inc.                                                            29,300           3,048,372
Huntington
  Bancshares, Inc.+                                                      13,200             327,096
Janus Capital Group, Inc.                                                14,700             247,107
Lehman Brothers
  Holdings, Inc.                                                         26,300           2,300,724
MBNA Corp.                                                               71,100           2,004,309
Merrill Lynch & Co., Inc.                                                56,600           3,382,982
Morgan Stanley                                                           66,100           3,669,872
PNC Financial Services
  Group, Inc.                                                            16,200             930,528
Price (T. Rowe)
  Group, Inc.                                                             4,600             286,120
ProLogis Trust                                                           11,400    $        493,962
The Schwab
  (Charles) Corp.                                                        21,400             255,944
Simon Property
  Group, Inc.                                                            13,200             853,644
Standard and Poor's
  Depository Receipts
  Trust Series 1                                                         15,000           1,813,050
                                                                                   ----------------
                                                                                         27,838,472
                                                                                   ----------------

FOODS -- 1.1%
Archer-Daniels-Midland Co.                                               42,400             945,944
Campbell Soup Co.                                                        26,100             780,129
ConAgra Foods, Inc.                                                      33,600             989,520
Heinz (H. J.) Co.                                                        13,100             510,769
Hershey Foods Corp.                                                      24,700           1,371,838
Kellogg Co.                                                              25,100           1,120,966
McCormick & Co., Inc.                                                     8,800             339,680
Safeway, Inc.*                                                           30,200             596,148
Sara Lee Corp.                                                           48,600           1,173,204
Starbucks Corp.*                                                         23,900           1,490,404
SuperValu, Inc.                                                          38,100           1,315,212
Wrigley (Wm.) Jr. Co.                                                     8,400             581,196
                                                                                   ----------------
                                                                                         11,215,010
                                                                                   ----------------

FOREST PRODUCTS & PAPER -- 0.4%
Georgia-Pacific Corp.                                                    25,600             959,488
International Paper Co.                                                     100               4,200
MeadWestvaco Corp.                                                       30,300           1,026,867
Neenah Paper, Inc.* +                                                       948              30,905
Plum Creek Timber
  Co., Inc.                                                              24,700             949,468
Weyerhaeuser Co.                                                         22,800           1,532,616
                                                                                   ----------------
                                                                                          4,503,544
                                                                                   ----------------

HEALTHCARE -- 0.7%
Caremark Rx, Inc.*                                                       28,600           1,127,698
Express Scripts, Inc.*                                                    7,500             573,300
HCA, Inc.+                                                               25,300           1,010,988
Humana, Inc.*                                                             9,600             285,024
Laboratory Corp. of
  America Holdings*                                                      13,500             672,570
Manor Care, Inc.                                                          4,800             170,064
UnitedHealth Group, Inc.                                                 39,900           3,512,397
                                                                                   ----------------
                                                                                          7,352,041
                                                                                   ----------------

HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 0.1%
Centex Corp.+                                                             6,000             357,480
KB Home                                                                   2,600             271,440
Leggett & Platt, Inc.                                                     8,600             244,498
Pulte Homes, Inc.                                                         4,300             274,340
Whirlpool Corp.+                                                          3,000             207,630
                                                                                   ----------------
                                                                                          1,355,388
                                                                                   ----------------

HOUSEHOLD PRODUCTS -- 0.5%
Black & Decker Corp.+                                                    11,200    $        989,296
The Clorox Co.                                                            9,700             571,621
Corning, Inc.*                                                           83,900             987,503
Fortune Brands, Inc.                                                      6,500             501,670
Newell Rubbermaid, Inc.+                                                 25,300             612,007
Sherwin-Williams Co.                                                      9,700             432,911
Snap-On, Inc.                                                             3,000             103,080
The Stanley Works+                                                       23,900           1,170,861
                                                                                   ----------------
                                                                                          5,368,949
                                                                                   ----------------

INDUSTRIAL - DISTRIBUTION -- 0.0%
Grainger (W.W.), Inc.                                                     6,900             459,678
                                                                                   ----------------

INDUSTRIAL - DIVERSIFIED -- 1.5%
3M Co.                                                                   25,500           2,092,785
Cooper Industries
  Limited Cl. A                                                          14,700             997,983
Danaher Corp.                                                            28,200           1,618,962
Eaton Corp.                                                               9,200             665,712
Illinois Tool Works, Inc.                                                16,900           1,566,292
ITT Industries, Inc.                                                      5,800             489,810
Textron, Inc.+                                                           18,600           1,372,680
Tyco International Limited                                              192,231           6,870,336
                                                                                   ----------------
                                                                                         15,674,560
                                                                                   ----------------

INFORMATION RETRIEVAL SERVICES -- 0.3%
Yahoo!, Inc.*                                                            70,000           2,637,600
                                                                                   ----------------

INSURANCE -- 3.5%
ACE Limited                                                              17,800             760,950
Aetna, Inc.                                                               9,300           1,160,175
AFLAC, Inc.                                                              18,200             725,088
Allstate Corp.                                                           42,600           2,203,272
Ambac Financial
  Group, Inc.                                                             6,600             542,058
American International
  Group, Inc.                                                           114,900           7,545,483
Aon Corp.                                                                19,100             455,726
Chubb Corp.                                                              24,900           1,914,810
Cigna Corp.                                                              19,800           1,615,086
Cincinnati Financial Corp.                                                6,510             288,133
The Hartford Financial
  Services Group, Inc.                                                   17,600           1,219,856
Jefferson-Pilot Corp.                                                     8,400             436,464
Lincoln National Corp.                                                   23,700           1,106,316
Loews Corp.                                                              24,000           1,687,200
MBIA, Inc.+                                                               8,100             512,568
Metlife, Inc.                                                            71,600           2,900,516
MGIC Investment Corp.                                                    10,100             695,991
Principal Financial
  Group, Inc.                                                            18,800             769,672
Progressive Corp.                                                        12,300           1,043,532
Prudential Financial, Inc.                                               50,200           2,758,992
Safeco Corp.                                                              8,800             459,712

    The accompanying notes are an integral part of the financial statements.

                                                                   NUMBER OF            MARKET
                                                                    SHARES              VALUE
                                                               ----------------    ----------------
St. Paul
  Travelers Companies                                                    40,235    $      1,491,511
Torchmark Corp.                                                           6,900             394,266
UnumProvident Corp.                                                      18,900             339,066
WellPoint, Inc.*                                                         18,300           2,104,500
XL Capital Limited Cl. A+                                                 8,700             675,555
                                                                                   ----------------
                                                                                         35,806,498
                                                                                   ----------------

LODGING -- 0.3%
Hilton Hotels Corp.                                                      51,400           1,168,836
Marriott International,
  Inc. Cl. A                                                             15,700             988,786
Starwood Hotels &
  Resorts Worldwide, Inc.                                                14,200             829,280
                                                                                   ----------------
                                                                                          2,986,902
                                                                                   ----------------

MACHINERY & COMPONENTS -- 0.4%
Baker Hughes, Inc.                                                       20,200             861,934
Cummins, Inc.                                                             6,400             536,256
Dover Corp.                                                              11,600             486,504
Ingersoll-Rand Co. Cl. A                                                  9,800             786,940
Pall Corp.+                                                               8,500             246,075
Parker-Hannifin Corp.                                                    16,200           1,226,988
                                                                                   ----------------
                                                                                          4,144,697
                                                                                   ----------------

MANUFACTURING -- 0.1%
American Standard
  Companies, Inc.*                                                       12,000             495,840
Applied Materials, Inc.*                                                 48,200             824,220
                                                                                   ----------------
                                                                                          1,320,060
                                                                                   ----------------

MEDICAL SUPPLIES -- 0.7%
Agilent Technologies, Inc.*                                               4,500             108,450
Applied Biosystems
  Group-Applera Corp.                                                    13,500             282,285
Bard (C.R.), Inc.                                                         7,000             447,860
Bausch & Lomb, Inc.+                                                     10,100             651,046
Becton, Dickinson & Co.                                                  25,200           1,431,360
Fisher
  Scientific International* +                                             8,200             511,516
Medtronic, Inc.                                                          24,300           1,206,981
St. Jude Medical, Inc.*                                                  23,400             981,162
Tektronix, Inc.                                                           5,600             169,176
Thermo Electron Corp.*                                                   39,300           1,186,467
Waters Corp.*                                                             4,900             229,271
                                                                                   ----------------
                                                                                          7,205,574
                                                                                   ----------------

METALS & MINING -- 0.4%
Alcoa, Inc.                                                              10,200             320,484
Crane Co.                                                                21,800             628,712
Nucor Corp.+                                                             15,200             795,568
Phelps Dodge Corp.                                                       15,200           1,503,584
United States Steel Corp.+                                               13,300             681,625
Worthington Industries, Inc.                                              5,100              99,858
                                                                                   ----------------
                                                                                          4,029,831
                                                                                   ----------------

PHARMACEUTICALS -- 5.6%
Abbott Laboratories                                                     106,700    $      4,977,555
AmerisourceBergen Corp.+                                                 10,100             592,668
Amgen, Inc.*                                                             54,100           3,470,515
Biogen Idec, Inc.*                                                       14,300             952,523
Bristol-Myers Squibb Co.                                                128,400           3,289,608
Cardinal Health, Inc.                                                    32,300           1,878,245
Eli Lilly & Co.                                                          24,400           1,384,700
Forest
  Laboratories, Inc.* +                                                  15,300             686,358
Genzyme Corp.*                                                            9,500             551,665
Hospira, Inc.*                                                            7,690             257,615
Johnson & Johnson                                                       202,900          12,867,918
King
  Pharmaceuticals, Inc.*                                                 18,200             225,680
McKesson Corp.                                                           26,300             827,398
Medco Health
  Solutions, Inc.*                                                       16,700             694,720
Merck & Co., Inc.                                                       220,300           7,080,442
Pfizer, Inc.                                                            516,000          13,875,240
Sigma-Aldrich Corp.                                                       4,200             253,932
Wyeth                                                                    88,000           3,747,920
                                                                                   ----------------
                                                                                         57,614,702
                                                                                   ----------------

PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.1%
Eastman Kodak Co.+                                                       22,000             709,500
                                                                                   ----------------

PREPACKAGED SOFTWARE -- 3.0%
Adobe Systems, Inc.                                                      15,200             953,648
BMC Software, Inc.*                                                      68,900           1,281,540
Citrix Systems, Inc.*                                                    53,500           1,312,355
Computer Associates
  International, Inc.+                                                   53,800           1,671,028
Compuware Corp.*                                                         24,400             157,868
Intuit, Inc.*                                                            17,100             752,571
Microsoft Corp.                                                         559,800          14,952,258
Novell, Inc.*                                                            14,000              94,500
Oracle Corp.*                                                           434,900           5,966,828
Peoplesoft, Inc.*                                                        13,300             352,184
Siebel Systems, Inc.*                                                    32,300             339,150
SunGard Data
  Systems, Inc.*                                                         18,400             521,272
Symantec Corp.*                                                          80,400           2,071,104
Veritas Software Corp.* +                                                24,100             688,055
                                                                                   ----------------
                                                                                         31,114,361
                                                                                   ----------------

REAL ESTATE -- 0.1%
Equity Office
  Properties Trust+                                                      26,200             762,944
Equity Residential                                                       10,100             365,418
                                                                                   ----------------
                                                                                          1,128,362
                                                                                   ----------------

RESTAURANTS -- 0.5%
Darden Restaurants, Inc.                                                 11,400             316,236
McDonald's Corp.                                                        118,600           3,802,316
Wendy's
  International, Inc.                                                       200    $          7,852
Yum! Brands, Inc.                                                        19,300             910,574
                                                                                   ----------------
                                                                                          5,036,978
                                                                                   ----------------

RETAIL -- 3.1%
AutoZone, Inc.*                                                           5,900             538,729
Best Buy Co., Inc.                                                       23,500           1,396,370
Circuit City Stores, Inc.+                                              104,900           1,640,636
Costco Wholesale Corp.                                                   47,000           2,275,270
Dillards, Inc. Cl. A                                                      6,100             163,907
Dollar General Corp.                                                        100               2,077
Federated Department
  Stores, Inc.                                                           11,600             670,364
The Home Depot, Inc.                                                    141,300           6,039,162
J.C. Penney Co., Inc.                                                    30,300           1,254,420
Kohl's Corp.*                                                             3,300             162,261
Lowe's Companies, Inc.                                                    6,000             345,540
The May Department
  Stores Co.+                                                            18,400             540,960
Office Depot, Inc.*                                                      12,800             222,208
RadioShack Corp.                                                         11,600             381,408
Sears, Roebuck and Co.                                                   15,000             765,450
Staples, Inc.                                                            35,800           1,206,818
Target Corp.                                                             35,100           1,822,743
TJX Companies, Inc.                                                      31,400             789,082
Wal-Mart Stores, Inc.                                                   217,900          11,509,478
                                                                                   ----------------
                                                                                         31,726,883
                                                                                   ----------------

RETAIL - GROCERY -- 0.1%
Albertson's, Inc.+                                                       25,800             616,104
                                                                                   ----------------

TELEPHONE UTILITIES -- 1.6%
Alltel Corp.                                                             26,900           1,580,644
AT&T Corp.                                                              101,600           1,936,496
BellSouth Corp.                                                          59,900           1,664,621
CenturyTel, Inc.                                                         12,000             425,640
Qwest Communications
  International, Inc.*                                                   12,400              55,056
Sprint Corp. (FON Group)                                                188,000           4,671,800
Verizon
  Communications, Inc.                                                  153,268           6,208,887
                                                                                   ----------------
                                                                                         16,543,144
                                                                                   ----------------

TOBACCO -- 0.7%
Altria Group, Inc.                                                       81,100           4,955,210
Reynolds American, Inc.                                                   9,700             762,420
UST, Inc.                                                                22,800           1,096,908
                                                                                   ----------------
                                                                                          6,814,538
                                                                                   ----------------

TOYS, GAMES -- 0.0%
Hasbro, Inc.                                                              8,900             172,482
Mattel, Inc.                                                             20,000             389,800
                                                                                   ----------------
                                                                                            562,282
                                                                                   ----------------

    The accompanying notes are an integral part of the financial statements.

                                                                   NUMBER OF            MARKET
                                                                    SHARES              VALUE
                                                               ----------------    ----------------
TRANSPORTATION -- 1.0%
Burlington Northern
  Santa Fe Corp.                                                         26,300    $      1,244,253
Carnival Corp.                                                              500              28,815
CSX Corp.                                                                13,200             529,056
FedEx Corp.                                                              33,800           3,328,962
Norfolk Southern Corp.                                                   45,100           1,632,169
United Parcel Service,
  Inc. Cl. B                                                             42,900           3,666,234
                                                                                   ----------------
                                                                                         10,429,489
                                                                                   ----------------

TRAVEL -- 0.0%
Sabre Holdings Corp.                                                      5,300             117,448
                                                                                   ----------------

TOTAL EQUITIES
(COST $485,223,090)                                                                     661,569,424
                                                                                   ----------------

RIGHTS -- 0.0%
COMPUTERS & INFORMATION
Seagate Technology* ++                                                   21,700                   -
                                                                                   ----------------

TOTAL RIGHTS
(COST $0)                                                                                         -
                                                                                   ----------------
                                                                   PRINCIPAL
                                                                    AMOUNT
                                                               ----------------
BONDS & NOTES -- 27.5%

ASSET BACKED SECURITIES -- 0.6%
Chase Mortgage Finance
  Co. Series 2003-S11,
  Class 1A-1
  5.000% 10/25/2033                                            $      2,425,977           2,383,201
Travelers Funding
  Limited Series 1A,
  Class A1+++
  6.300% 02/18/2014                                                   2,746,693           2,856,561
Vanderbilt Mortgage and
  Finance, Inc.
  Series 2002-C,
  Class A2
  4.230% 02/07/2015                                                   1,250,000           1,249,564
                                                                                   ----------------

TOTAL ASSET BACKED
SECURITIES
(COST $6,340,822)                                                                         6,489,326
                                                                                   ----------------

CORPORATE DEBT -- 14.1%
Allied Waste
  North America Series B
  5.750% 02/15/2011                                                     300,000             282,000
Allied Waste
  North America, Inc.
  8.875% 04/01/2008                                                     140,000             149,800
American General
  Finance Corp.
  5.875% 07/14/2006                                            $        775,000    $        803,541
American
  Greetings Corp.
  6.100% 08/01/2028                                                   1,445,000           1,542,538
American Honda
  Finance Corp.+++
  3.850% 11/06/2008                                                     700,000             698,049
American Standard, Inc.
  7.625% 02/15/2010                                                     700,000             800,295
Ametek, Inc.
  7.200% 07/15/2008                                                   1,040,000           1,127,569
Anheuser-Busch
  Cos., Inc.
  5.050% 10/15/2016                                                     725,000             724,943
Anheuser-Busch
  Cos., Inc.
  6.500% 02/01/2043                                                     775,000             882,947
AOL Time Warner, Inc.
  5.625% 05/01/2005                                                   2,040,000           2,058,786
Aramark Services, Inc.
  8.150% 05/01/2005                                                     750,000             760,949
Australian Gas Light Co.
  Limited+++
  6.400% 04/15/2008                                                     710,000             761,221
Avnet, Inc.
  8.000% 11/15/2006                                                     545,000             588,600
Bank of America Corp.
  4.250% 10/01/2010                                                   1,200,000           1,196,923
Bausch & Lomb, Inc.
  7.125% 08/01/2028                                                     665,000             708,556
Bombardier
  Capital, Inc.+++
  6.125% 06/29/2006                                                     210,000             210,000
Bombardier, Inc.+ +++
  6.750% 05/01/2012                                                     245,000             224,788
BP Capital Markets PLC
  2.750% 12/29/2006                                                   2,000,000           1,979,534
Briggs & Stratton Corp.
  8.875% 03/15/2011                                                   1,370,000           1,647,425
Buckeye Partners LP
  4.625% 07/15/2013                                                     350,000             340,975
Burlington Northern
  Santa Fe Corp.
  6.750% 03/15/2029                                                     595,000             669,626
Cabot Corp.+++
  5.250% 09/01/2013                                                     425,000             425,456
Capitol
  Records, Inc.+++
  8.375% 08/15/2009                                                     995,000           1,116,887
Centerpoint Energy, Inc.
  Series B
  5.875% 06/01/2008                                                   1,085,000           1,135,332
Certegy, Inc.
  4.750% 09/15/2008                                            $        220,000    $        225,059
Champion
  International Corp.
  6.400% 02/15/2026                                                   1,000,000           1,073,148
Chesapeake
  Energy Corp.
  7.500% 06/15/2014                                                     440,000             480,700
CIT Group, Inc.
  7.375% 04/02/2007                                                     900,000             971,777
Colonial Pipeline Co.+++
  7.630% 04/15/2032                                                     750,000             966,065
Comcast Cable
  Communications, Inc.
  8.375% 05/01/2007                                                   2,500,000           2,764,875
Consolidated Natural
  Gas Co. Series C
  6.250% 11/01/2011                                                     200,000             219,525
Constellation
  Brands, Inc.
  8.000% 02/15/2008                                                     210,000             228,375
Countrywide Home
  Loans, Inc.
  3.250% 05/21/2008                                                     920,000             899,601
COX
  Communications, Inc.+++
  4.625% 01/15/2010                                                     565,000             563,697
Cox
  Communications, Inc.
  6.750% 03/15/2011                                                     400,000             437,998
CSX Corp.
  7.250% 05/01/2027                                                   2,200,000           2,554,842
DaimlerChrysler NA
  Holding Corp.
  4.050% 06/04/2008                                                   2,000,000           1,995,872
Delhaize America, Inc.
  9.000% 04/15/2031                                                     915,000           1,183,824
Deutsche
  Telekom International
  Finance BV
  8.250% 06/15/2005                                                     850,000             869,808
Diageo Finance BV
  3.000% 12/15/2006                                                     500,000             495,761
Dominion
  Resources, Inc.
  7.195% 09/15/2014                                                     770,000             889,737
Duke Energy Field
  Services Corp.
  7.875% 08/16/2010                                                   1,800,000           2,099,363
Electronic Data Systems
  Corp. Series B
  6.000% 08/01/2013                                                     310,000             327,326

    The accompanying notes are an integral part of the financial statements.

                                                                   PRINCIPAL            MARKET
                                                                    AMOUNT              VALUE
                                                               ----------------    ----------------
Emerald Investment
  Grade CBO
  Limited+++
  3.090% 05/24/2011                                            $      2,711,039    $      2,707,650
Entergy Gulf States, Inc.
  5.250% 08/01/2015                                                   1,675,000           1,657,865
Enterprise Products
  Operating LP+++
  4.000% 10/15/2007                                                      45,000              44,890
Enterprise Products
  Operating LP
  7.500% 02/01/2011                                                     975,000           1,105,450
ERAC USA
  Finance Co.+++
  6.700% 06/01/2034                                                     820,000             890,576
ERAC USA
  Finance Co.+++
  6.750% 05/15/2007                                                   1,000,000           1,066,779
FedEx Corp.
  2.286% 04/01/2005                                                     475,000             475,247
First Industrial LP
  7.600% 05/15/2007                                                     700,000             758,539
Ford Motor Co.
  6.375% 02/01/2029                                                     890,000             800,943
Ford Motor Co.
  6.625% 02/15/2028                                                     300,000             280,048
Foster's
  Finance Corp.+++
  6.875% 06/15/2011                                                     835,000             942,146
France Telecom SA
  9.250% 03/01/2031                                                     700,000             948,914
Franklin Resources, Inc.
  3.700% 04/15/2008                                                     800,000             798,110
General Mills, Inc.
  2.625% 10/24/2006                                                   3,325,000           3,268,465
General Mills, Inc.
  8.900% 06/15/2006                                                   2,250,000           2,420,147
General Motors
  Acceptance Corp.
  6.150% 04/05/2007                                                   1,440,000           1,479,848
General Motors Corp.+
  7.200% 01/15/2011                                                     950,000             974,360
General Motors Corp.
  8.375% 07/15/2033                                                     520,000             538,763
Glencore
  Funding LLC+++
  6.000% 04/15/2014                                                     750,000             725,609
Goldman Sachs
  Group, Inc.
  5.150% 01/15/2014                                                     775,000             785,393
Goodrich (B.F.) Co.
  7.500% 04/15/2008                                                   1,800,000           1,992,713
Harrah's Operating
  Co., Inc.
  5.500% 07/01/2010                                            $        385,000    $        398,523
HCA, Inc.
  6.950% 05/01/2012                                                     825,000             868,647
Household
  Finance Corp.
  4.125% 12/15/2008                                                     875,000             878,578
Household
  Finance Corp.
  6.375% 10/15/2011                                                     750,000             828,297
ICI Wilmington, Inc.
  7.050% 09/15/2007                                                     735,000             793,399
Interpool, Inc.
  7.350% 08/01/2007                                                   1,000,000           1,015,000
Ipalco Enterprises, Inc.
  8.375% 11/14/2008                                                     975,000           1,096,875
iStar Financial, Inc.
  Series B
  4.875% 01/15/2009                                                     165,000             167,478
iStar Financial, Inc.
  Series B
  5.700% 03/01/2014                                                     310,000             317,301
J.C. Penney Co., Inc.
  7.950% 04/01/2017                                                     415,000             485,550
JP Morgan Chase & Co.
  3.125% 12/11/2006                                                   1,000,000             994,829
Kellwood Co.
  7.625% 10/15/2017                                                     635,000             698,367
Kellwood Co.
  7.875% 07/15/2009                                                     165,000             182,292
Kennametal, Inc.
  7.200% 06/15/2012                                                     920,000           1,022,336
Kern River
  Funding Corp.+++
  4.893% 04/30/2018                                                     698,719             711,331
Kimco Realty Corp.
  Series MTNB
  7.860% 11/01/2007                                                   1,325,000           1,481,415
The Kroger Co.
  6.750% 04/15/2012                                                   1,000,000           1,129,063
Leucadia National Corp.
  7.750% 08/15/2013                                                   1,150,000           1,242,000
Liberty Media Corp.
  3.500% 09/25/2006                                                     500,000             497,222
Marriott International,
  Inc. Series E
  7.000% 01/15/2008                                                     690,000             752,130
May Department Stores
  Co. (The)
  3.950% 07/15/2007                                                     365,000             365,617
Meritor Automotive, Inc.
  6.800% 02/15/2009                                                     655,000             687,750
Merrill Lynch & Co., Inc.
  2.940% 01/30/2006                                            $      3,150,000    $      3,139,876
MGM Mirage, Inc.
  6.000% 10/01/2009                                                     250,000             256,250
MGM Mirage, Inc.
  6.750% 09/01/2012                                                     725,000             763,063
MidAmerican Energy
  Holdings Co.
  3.500% 05/15/2008                                                   1,050,000           1,028,530
Midamerican
  Funding LLC
  6.750% 03/01/2011                                                     145,000             161,360
Millipore Corp.
   7.500% 04/01/2007                                                  4,250,000           4,504,660
Mobil Corp.
   8.625% 08/15/2021                                                  1,050,000           1,457,882
Mohawk Industries, Inc.
  Series D
  7.200% 04/15/2012                                                     750,000             862,936
Monongahela
  Power Co.+++
  6.700% 06/15/2014                                                     400,000             443,149
National Rural
  Utilities Cooperative
  Finance Corp.
  8.000% 03/01/2032                                                     245,000             319,700
Navistar
  International Corp.
  7.500% 06/15/2011                                                     640,000             686,400
Nevada Power Co.+++
  5.875% 01/15/2015                                                     450,000             453,375
Newell Rubbermaid, Inc.
  4.000% 05/01/2010                                                     320,000             310,530
News America
  Holdings, Inc.
  8.875% 04/26/2023                                                   2,000,000           2,600,260
Nextel
  Communications, Inc.
  5.950% 03/15/2014                                                     180,000             186,300
Nisource Finance Corp.
  3.200% 11/01/2006                                                     480,000             475,691
Norfolk Southern Corp.
  6.000% 04/30/2008                                                     450,000             481,769
North Finance
  (Bermuda) Limited+++
  7.000% 09/15/2005                                                   4,000,000           4,069,352
Northwestern Corp.+++
  5.875% 11/01/2014                                                     205,000             209,709
Oak Hill
  Securities Fund II+++
  8.920% 10/15/2006                                                     500,000             513,602

    The accompanying notes are an integral part of the financial statements.

                                                                   PRINCIPAL            MARKET
                                                                    AMOUNT              VALUE
                                                               ----------------    ----------------
Pacific Energy Partners,
  LP/Pacific Energy
  Finance Corp.
  7.125% 06/15/2014                                            $        365,000    $        388,725
Pacific Gas &
  Electric Co.
  6.050% 03/01/2034                                                     570,000             592,011
Piedmont Natural
  Gas Co. Series E
  6.000% 12/19/2033                                                     400,000             416,953
Pilgrims Pride Corp.
  9.625% 09/15/2011                                                     110,000             123,750
Plains All American
  Pipeline Co.
  5.625% 12/15/2013                                                     520,000             534,876
Potomac Edison Co.+++
  5.350% 11/15/2014                                                     325,000             327,529
Precision Castparts Corp.
  5.600% 12/15/2013                                                   1,125,000           1,147,142
The Premcor Refining
  Group, Inc.
  6.750% 05/01/2014                                                     230,000             244,375
PSEG Power LLC
  5.500% 12/01/2015                                                     600,000             611,453
Qwest Corp.+++
  9.125% 03/15/2012                                                     300,000             346,500
Rogers Cable, Inc.
  5.500% 03/15/2014                                                     425,000             400,563
Rogers Wireless
  Communications, Inc.
  6.375% 03/01/2014                                                     350,000             346,500
Ryder System, Inc.
  6.600% 11/15/2005                                                   3,500,000           3,594,384
Simon Property
  Group LP
  6.875% 11/15/2006                                                     750,000             794,246
SLM Corp.
  5.000% 10/01/2013                                                   1,245,000           1,260,732
SLM Corp.
  5.625% 08/01/2033                                                     615,000             608,361
Smithfield Foods, Inc.
  7.000% 08/01/2011                                                     860,000             918,050
Sprint Capital Corp.
  6.900% 05/01/2019                                                     525,000             587,312
Starwood Hotels &
  Resorts Worldwide, Inc.
  7.875% 05/01/2012                                                     495,000             565,538
Steelcase, Inc.
  6.375% 11/15/2006                                                   1,150,000           1,187,237
SuperValu, Inc.
  7.875% 08/01/2009                                                   2,000,000           2,293,524
Tampa Electric Co.
  5.375% 08/15/2007                                                     700,000             728,191
Textron Financial Corp.
  Series E
  2.690% 10/03/2006                                            $      1,710,000    $      1,685,752
Thomas & Betts Corp.
  6.500% 01/15/2006                                                     340,000             349,346
Timken Co.
  5.750% 02/15/2010                                                     825,000             840,403
Timken Co. Series A
  6.750% 08/21/2006                                                     500,000             515,359
Toro Co.
  7.800% 06/15/2027                                                   1,300,000           1,472,936
Toyota Motor
  Credit Corp.
  4.350% 12/15/2010                                                   1,400,000           1,418,318
TransAlta Corp.
  5.750% 12/15/2013                                                   1,000,000           1,029,752
Tricon Global
  Restaurants, Inc.
  8.875% 04/15/2011                                                     460,000             568,339
Tri-State Generation &
  Transmission
  Association
  Series 2003, Class A+++
  6.040% 01/31/2018                                                     430,000             454,286
Tri-State Generation &
  Transmission
  Association
  Series 2003, Class B+++
  7.144% 07/31/2033                                                     525,000             602,380
Tyco International
  Group SA
  6.375% 02/15/2006                                                   1,300,000           1,343,316
Tyco International
  Group SA
  6.375% 10/15/2011                                                   1,350,000           1,490,476
Tyco International
  Group SA
  6.875% 01/15/2029                                                     125,000             143,189
Union Pacific Corp.
  6.400% 02/01/2006                                                     750,000             774,383
US Airways,
  Inc. Cl. B* ++++
  7.500% 04/15/2008                                                     869,681                   -
USA Interactive
  7.000% 01/15/2013                                                     900,000             992,761
Verizon Global
  Funding Corp.
  7.750% 12/01/2030                                                     720,000             895,195
Vulcan Materials Co.
  6.000% 04/01/2009                                                   1,250,000           1,333,520
The Walt Disney Co.
  6.750% 03/30/2006                                                     650,000             677,245
Washington Mutual, Inc.
  2.400% 11/03/2005                                            $      1,600,000    $      1,589,686
Weingarten Realty
  Investors REIT,
  Series A
  7.500% 12/19/2010                                                     770,000             894,768
Weyerhaeuser Co.
  5.500% 03/15/2005                                                     255,000             256,174
WPP Finance
  (USA) Corp.
  6.625% 07/15/2005                                                   2,550,000           2,568,505
XTO Energy, Inc.
  4.900% 02/01/2014                                                     850,000             848,122
                                                                                   ----------------

TOTAL CORPORATE DEBT
(COST $140,671,588)                                                                     145,047,105
                                                                                   ----------------

NON-U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 3.3%

COLLATERALIZED MORTGAGE OBLIGATIONS
ABN AMRO Mortgage
  Corp. Series 2003-12,
  Class 1A
  5.000% 12/25/2033                                                   1,679,222           1,649,638
AES Eastern Energy LP
  Series 1999-1, Class A
  9.000% 01/02/2017                                                     468,174             531,377
Asset Securitization Corp.
  Series 1995-MD4,
  Class A1
  7.100% 08/13/2029                                                   1,283,328           1,324,815
Countrywide Home
  Loans, Inc.
  Series 2003-42,
  Class 1A1
  3.762% 09/25/2033                                                     754,567             749,308
Countrywide Home
  Loans, Inc.
  Series 2004-23,
  Class 1A1
  4.325% 02/25/2034                                                     732,004             735,187
CS First Boston Mortgage
  Securities Corp.
  Series 1998-C2,
  Class A1
  5.960% 11/11/2030                                                   1,240,913           1,270,472
CS First Boston Mortgage
  Securities Corp.
  Series 2003-7,
  Class 1A24
  4.500% 02/25/2033                                                     903,839             902,841

    The accompanying notes are an integral part of the financial statements.

                                                                   PRINCIPAL            MARKET
                                                                    AMOUNT              VALUE
                                                               ----------------    ----------------
CS First Boston Mortgage
  Securities Corp.
  Series 2004-C1,
  Class A1
  2.254% 01/15/2037                                            $      1,048,687    $      1,026,238
GSR Mortgage Loan
  Trust Series 2004-9
  4.708% 08/25/2034                                                   1,316,450           1,329,481
IndyMac Bancorp, Inc.
  Mortgage Loan Trust
  Series 2004-AR4,
  Class 1A
  4.783% 08/25/2034                                                   2,172,461           2,196,721
MASTR Asset
  Securitization Trust
  Series 2002-6,
  Class 6A1
  6.500% 10/25/2032                                                     212,430             214,392
MASTR Asset
  Securitization Trust
  Series 2003-12,
  Class 6A1
  5.000% 12/25/2033                                                   2,736,358           2,687,900
Merrill Lynch Mortgage
  Investors, Inc.
  Series 1998-C1,
  Class A1
  6.310% 11/15/2026                                                   1,117,644           1,135,728
Merrill Lynch Mortgage
  Investors, Inc.
  Series 2003-A4,
  Class IA
  4.281% 07/25/2033                                                     695,240             697,531
Merrill Lynch Mortgage
  Investors, Inc.
  Series 2004-A1,
  Class IA
  4.155% 02/25/2034                                                     367,709             368,061
Morgan Stanley
  Mortgage Loan Trust
  Series 2004-2AR,
  Class 1A
  5.218% 02/25/2034                                                     198,155             200,978
Starwood Commercial
  Mortgage Trust
  Series 1999-C1A,
  Class B+++
  6.920% 02/03/2014                                                   3,000,000           3,304,026
Structured Adjustable
  Rate Mortgage Loan
  Trust Series 2004-2,
  Class 2A
  5.070% 03/25/2034                                                   1,576,242           1,590,044
Structured Asset
  Securities Corp.
  Series 2002-11A,
  Class 2A1
  5.600% 06/25/2032                                            $        578,615    $        588,716
Structured Asset
  Securities Corp.
  Series 2003-30,
  Class 1A1
  5.500% 10/25/2033                                                   2,059,556           2,067,022
Vendee Mortgage Trust
  Series 1992-1,
  Class 2Z
  7.750% 05/15/2022                                                     929,653           1,014,746
Washington Mutual
  MSC Mortgage Pass-
  Through Certificates
  Series 2004-RA1,
  Class 2A
  7.000% 03/25/2034                                                   1,446,575           1,486,604
Washington Mutual
  MSC Mortgage Pass-
  Through Certificates,
  Series 2004-RA4,
  Class 2A
  6.500% 08/25/2034                                                     508,753             528,109
Washington Mutual, Inc.
  Series 2003-S11,
  Class A1
  5.000% 11/25/2033                                                   3,039,721           2,986,129
Washington Mutual, Inc.
  Series 2004-AR2,
  Class A
  2.995% 04/25/2044                                                   2,162,305           2,179,180
Wells Fargo Mortgage
  Backed Securities
  Trust Series 2004-P,
  Class 2A1
  4.278% 09/25/2034                                                   1,783,272           1,773,388
                                                                                   ----------------

TOTAL NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $34,304,884)                                                                       34,538,632
                                                                                   ----------------

SOVEREIGN DEBT OBLIGATIONS -- 0.2%
Republic of South Africa
  6.500% 06/02/2014                                                     725,000             793,875
United Mexican States
  8.375% 01/14/2011                                                     685,000             804,533
                                                                                   ----------------

TOTAL SOVEREIGN
DEBT OBLIGATIONS
(COST $1,482,802)                                                                         1,598,408
                                                                                   ----------------

U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 5.7%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) -- 1.2%
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%
FHLMC
  Series W067, Class A
  6.420% 12/01/2005                                            $        802,728    $        822,765
                                                                                   ----------------

PASS-THROUGH SECURITIES -- 1.1%
FHLMC
  4.250% 07/15/2009                                                   3,820,000           3,886,395
FHLMC
  6.000% 09/01/2016-
         02/01/2018                                                     981,982           1,029,392
FHLMC
  6.500% 08/01/2016-
         09/01/2016                                                     722,578             765,651
FHLMC
  6.625% 09/15/2009                                                   3,250,000           3,631,224
FHLMC
  7.500% 02/01/2030-
         03/01/2031                                                   1,344,156           1,442,953
FHLMC
  8.000% 08/01/2026-
         03/01/2028                                                     369,729             402,606
FHLMC
  9.000% 03/01/2017                                                      39,671              42,841
                                                                                   ----------------

TOTAL PASS-THROUGH SECURITIES                                                            11,201,062
                                                                                   ----------------

TOTAL FEDERAL HOME LOAN MORTGAGE
CORPORATION (FHLMC)                                                                      12,023,827
                                                                                   ================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA) -- 1.0%
PASS-THROUGH SECURITIES
FNMA
  2.250% 05/15/2006                                                   4,225,000           4,174,929
FNMA
  4.625% 10/15/2013                                                   2,900,000           2,925,829
FNMA
  6.000% 05/01/2016-
         06/01/2016                                                     393,842             413,349
FNMA
  7.000% 01/01/2031-
         05/01/2031                                                   1,770,107           1,878,318
FNMA
  7.500% 09/01/2029-
         05/01/2030                                                     573,322             615,122
FNMA
  8.000% 05/01/2013-
         09/01/2031                                                     528,678             573,302
                                                                                   ----------------

TOTAL PASS-THROUGH SECURITIES                                                            10,580,849
                                                                                   ----------------

    The accompanying notes are an integral part of the financial statements.

                                                                   PRINCIPAL            MARKET
                                                                    AMOUNT              VALUE
                                                               ----------------    ----------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA) -- 3.4%
PASS-THROUGH SECURITIES
GNMA
  5.000% 02/15/2034                                            $      5,175,307    $      5,183,596
GNMA
  5.500% 06/15/2033-
         09/15/2034                                                  20,032,186          20,468,339
GNMA
  6.000% 01/15/2032-
         08/15/2032                                                   3,051,147           3,161,482
GNMA
  6.500% 10/15/2028-
         03/15/2029                                                   2,984,054           3,162,397
GNMA
  7.000% 04/15/2023-
         08/15/2032                                                     591,259             632,044
GNMA
  7.250% 06/20/2021-
         05/20/2022                                                   1,351,863           1,451,245
GNMA
  7.500% 09/15/2016-
         10/15/2017                                                     570,448             614,367
GNMA
  8.000% 05/15/2005-
         05/15/2008                                                     490,167             533,438
GNMA
  9.000% 08/15/2008-
         09/15/2009                                                     164,209             174,645
                                                                                   ----------------

TOTAL PASS-THROUGH SECURITIES                                                            35,381,553
                                                                                   ----------------

OTHER AGENCIES -- 0.1%
PASS-THROUGH SECURITIES
New Valley Generation IV
  4.687% 01/15/2022                                                     365,541             366,941
                                                                                   ----------------

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $57,536,430)                                                                       58,353,170
                                                                                   ----------------

U.S. TREASURY OBLIGATIONS -- 3.6%

U.S. TREASURY BONDS -- 1.8%
U.S. Treasury Bond+
  6.125% 08/15/2029                                                   3,235,000           3,793,543
U.S. Treasury Bond**
  8.750% 05/15/2017                                                  10,750,000          15,055,040
                                                                                   ----------------

TOTAL U.S. TREASURY BONDS                                                                18,848,583
                                                                                   ----------------

U.S. TREASURY NOTES -- 1.8%
U.S. Treasury Note+
  2.500% 10/31/2006                                                   1,150,000           1,139,309
U.S. Treasury Note+
  3.375% 11/15/2008                                                   4,025,000           4,014,623
U.S. Treasury Note
  4.000% 02/15/2014                                            $     10,210,000    $     10,068,018
U.S. Treasury Note
  5.625% 05/15/2008                                                   2,675,000           2,869,146
                                                                                   ----------------

TOTAL U.S. TREASURY NOTES                                                                18,091,096
                                                                                   ----------------

TOTAL U.S. TREASURY
OBLIGATIONS
(COST $34,155,471)                                                                       36,939,679
                                                                                   ----------------

TOTAL BONDS & NOTES
(COST $274,491,997)                                                                     282,966,320
                                                                                   ----------------

TOTAL LONG TERM INVESTMENTS
(COST $759,715,087)                                                                     944,535,744
                                                                                   ----------------

SHORT-TERM INVESTMENTS -- 13.2%

CASH EQUIVALENTS -- 4.8%***
American AAdvanage
  Select Money
  Market Fund                                                           577,768             577,768
Bank of America
  Bank Note
  2.260% 02/15/2005                                            $        431,627             431,627
Bank of America
  Bank Note
  2.270% 01/18/2005                                                   1,007,129           1,007,129
Bank of America
  Bank Note
  2.270% 03/03/2005                                                   1,870,383           1,870,383
Bank of America
  Bank Note
  2.300% 06/09/2005                                                   1,007,129           1,007,129
Bank of Montreal
  Eurodollar Time Deposit
  2.125% 02/02/2005                                                     438,821             438,821
Bank of Montreal
  Eurodollar Time Deposit
  2.260% 01/28/2005                                                     455,968             455,968
BGI Institutional Money
  Market Fund                                                         5,179,521           5,179,521
BNP Paribas
  Eurodollar Time Deposit
  2.300% 01/03/2005                                                     287,751             287,751
Calyon
  Eurodollar Time Deposit
  2.435% 03/16/2005                                                   1,231,575           1,231,575
Canadian Imperial
  Bank of Commerce
  Bank Note
  2.030% 05/18/2005                                                   2,877,512           2,877,512
Citigroup
  Eurodollar Time
  Deposit
  2.080% 01/28/2005                                                   1,129,423           1,129,423
Den Danske Bank
  Eurodollar Time Deposit
  2.260% 01/20/2005                                            $      1,726,507    $      1,726,507
Dexia Group
  Eurodollar Time Deposit
  2.040% 01/21/2005                                                     575,502             575,502
Federal Home Loan
  Bank Discount Note
  2.184% 01/05/2005                                                   1,787,355           1,787,355
Fortis Bank
  Eurodollar Time Deposit
  2.140% 01/12/2005                                                     575,502             575,502
Fortis Bank
  Eurodollar Time Deposit
  2.200% 02/11/2005                                                     431,627             431,627
Fortis Bank
  Eurodollar Time Deposit
  2.260% 01/05/2005                                                   2,373,947           2,373,947
Freddie Mac
  Discount Note
  2.184% 01/04/2005                                                   2,010,965           2,010,965
Freddie Mac
  Discount Note
  2.228% 02/01/2005                                                     536,863             536,863
Freddie Mac
  Discount Note
  2.277% 02/01/2005                                                   2,512,405           2,512,405
General Electric
  Capital Corp.
  2.294% 01/21/2005                                                     819,324             819,324
General Electric
  Capital Corp.
  2.295% 01/10/2005                                                   1,401,797           1,401,797
HBOS Halifax
  Bank of Scotland
  Eurodollar Time Deposit
  2.025% 01/21/2005                                                     661,828             661,828
Lloyds TSB Bank
  Eurodollar Time Deposit
  2.280% 02/02/2005                                                     704,990             704,990
Merrill Lynch Premier
  Institutional Money
  Market Fund                                                           949,583             949,583
Merrimac Cash Fund,
  Premium Class                                                       2,158,134           2,158,134
Morgan Stanley Dean
  Witter & Co.
  2.393% 07/19/2005                                                   1,899,158           1,899,158
Royal Bank of Canada
  Eurodollar Time Deposit
  2.250% 01/19/2005                                                   1,438,756           1,438,756
Royal Bank of Canada
  Eurodollar Time Deposit
  2.260% 02/01/2005                                                   1,151,005           1,151,005

    The accompanying notes are an integral part of the financial statements.

                                                                   PRINCIPAL            MARKET
                                                                    AMOUNT              VALUE
                                                               ----------------    ----------------
Royal Bank of Scotland
  Eurodollar Time Deposit
  2.015% 01/21/2005                                            $      1,660,324    $      1,660,324
Royal Bank of Scotland
  Eurodollar Time Deposit
  2.270% 02/02/2005                                                     863,253             863,253
Royal Bank of Scotland
  Eurodollar Time Deposit
  2.360% 02/17/2005                                                     143,876             143,876
Toronto Dominion Bank
  Eurodollar Time Deposit
  2.420% 03/01/2005                                                   1,438,756           1,438,756
Wells Fargo
  Eurodollar Time Deposit
  2.270% 01/25/2005                                                     359,689             359,689
Wells Fargo
  Eurodollar Time Deposit
  2.310% 01/28/2005                                                   1,438,756           1,438,756
Wells Fargo
  Eurodollar Time Deposit
  2.320% 01/14/2005                                                   3,447,259           3,447,259
                                                                                   ----------------
                                                                                         49,561,768
                                                                                   ----------------

COMMERCIAL PAPER -- 8.4%
Albertson's, Inc.+++
  2.150% 01/24/2005                                                   2,900,000           2,896,016
Alcoa, Inc.
  2.350% 02/16/2005                                                   4,900,000           4,885,286
Alcoa, Inc.
  2.370% 02/07/2005                                                   1,400,000           1,396,590
Autoliv ASP, Inc.+++
  2.310% 01/06/2005                                                   2,500,000           2,499,198
Clorox Co.
  2.400% 01/14/2005                                                   1,600,000           1,598,613
Clorox Co.
  2.430% 01/13/2005                                                   3,100,000           3,097,489
DaimlerChrysler North
  America Holding Corp.
  2.500% 01/20/2005                                                   3,000,000           2,996,042
DaimlerChrysler North
  America Holding Corp.
  2.540% 01/26/2005                                                   1,210,000           1,207,866
Dominion
  Resources, Inc.+++
  2.400% 01/12/2005                                                   3,000,000           2,997,800
Dominion
  Resources, Inc.+++
  2.420% 01/05/2005                                                   3,780,000           3,778,985
Dow Jones &
  Co., Inc.+++
  2.200% 01/10/2005                                                   2,500,000           2,498,625
Exelon Corp.+++
  2.400% 01/19/2005                                                   2,700,000           2,696,760
Gannett Co., Inc.
  2.180% 01/07/2005                                            $      4,000,000    $      3,998,547
General Mills, Inc.+++
  2.300% 01/18/2005                                                   3,000,000           2,996,742
General Mills, Inc.+++
  2.470% 01/10/2005                                                     500,000             499,691
John Deere
  Capital Corp.+++
  2.370% 01/04/2005                                                   2,775,000           2,774,452
John Deere
  Capital Corp.+++
  2.420% 01/21/2005                                                   1,585,000           1,582,869
Kellogg Co.+++
  2.400% 01/12/2005                                                   1,250,000           1,249,083
Kellogg Co.+++
  2.400% 01/25/2005                                                   2,575,000           2,570,880
KeySpan Corp.+++
  2.300% 01/19/2005                                                   2,900,000           2,896,665
KeySpan Corp.+++
  2.370% 01/20/2005                                                   1,455,000           1,453,180
KeySpan Corp.+++
  2.440% 01/25/2005                                                   2,500,000           2,495,933
L'Oreal USA, Inc.+++
  2.330% 01/31/2005                                                   4,000,000           3,992,233
National Fuel Gas Co.
  2.400% 01/14/2005                                                   1,790,000           1,788,449
OGE Energy Corp.+++
  2.300% 01/03/2005                                                   3,235,000           3,234,587
Reed Elsevier+++
  2.310% 01/03/2005                                                   3,000,000           2,999,615
Textron Financial Corp.
  2.360% 01/11/2005                                                   2,700,000           2,698,230
Textron Financial Corp.
  2.400% 01/21/2005                                                   1,250,000           1,248,333
Textron Financial Corp.
  2.410% 01/28/2005                                                   1,225,000           1,222,786
Textron Financial Corp.
  2.430% 02/04/2005                                                   1,410,000           1,406,764
Tribune Co.+++
  2.320% 01/27/2005                                                   1,930,000           1,926,766
Walt Disney Co.
  2.200% 01/05/2005                                                   2,310,000           2,309,435
Walt Disney Co.
  2.310% 01/19/2005                                                   1,850,000           1,847,863
Walt Disney Co.
  2.370% 01/24/2005                                                   1,140,000           1,138,274
WellPoint, Inc.+++
  2.380% 01/13/2005                                                   1,210,000           1,209,040
WellPoint, Inc.+++
  2.410% 01/12/2005                                                   2,010,000           2,008,520
WellPoint, Inc.+++
  2.410% 01/18/2005                                            $      2,640,000    $      2,636,995
                                                                                   ----------------
                                                                                         86,735,202
                                                                                   ----------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                                     136,296,970
                                                                                   ----------------

TOTAL INVESTMENTS -- 104.9%
(COST $896,012,057)****                                                               1,080,832,714

OTHER ASSETS/
(LIABILITIES) -- (4.9%)                                                                 (50,791,644)
                                                                                   ----------------

NET ASSETS -- 100.0%                                                               $  1,030,041,070
                                                                                   ================

NOTES TO PORTFOLIO OF INVESTMENTS
 REIT - Real Estate Investment Trust
 *    Non-income producing security.
 **   This security is held as collateral for open futures contracts. (NOTE 2).
 ***  Represents investments of security lending collateral. (NOTE 2).
 **** See Note 7 for aggregate cost for Federal tax purposes.
 +    Denotes all or a portion of security on loan.
 ++ This security is valued in good faith under procedures established by the board of trustees.
 +++ Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities amounted to a value of $79,530,248 or 7.7% of net assets.
 ++++ Security is currently in default.

    The accompanying notes are an integral part of the financial statements.

MML EQUITY FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2004

                                                                   NUMBER OF            MARKET
                                                                    SHARES              VALUE
                                                               ----------------    ----------------
EQUITIES -- 99.5%
ADVERTISING -- 0.0%
Interpublic Group of
  Companies, Inc.* +                                                     30,600    $        410,040
Omnicom Group, Inc.                                                       1,900             160,208
                                                                                   ----------------
                                                                                            570,248
                                                                                   ----------------

AEROSPACE & DEFENSE -- 3.4%
Boeing Co.                                                               49,500           2,562,615
General Dynamics Corp.                                                    6,700             700,820
Goodrich Corp.                                                           44,100           1,439,424
Honeywell
  International, Inc.                                                    16,800             594,888
Lockheed Martin Corp.                                                   269,900          14,992,945
Northrop Grumman Corp.                                                    5,700             309,852
Raytheon Co.                                                              7,200             279,576
Rockwell Collins, Inc.                                                  677,400          26,716,656
United Technologies Corp.                                                 7,600             785,460
                                                                                   ----------------
                                                                                         48,382,236
                                                                                   ----------------

APPAREL, TEXTILES & SHOES -- 2.3%
Coach, Inc.*                                                              1,900             107,160
The Gap, Inc.                                                            25,900             547,008
Jones Apparel Group, Inc.                                                23,900             874,023
Limited Brands                                                        1,209,500          27,842,690
Liz Claiborne, Inc.                                                       1,700              71,757
Nike, Inc. Cl. B                                                          4,100             371,829
Nordstrom, Inc.                                                          14,500             677,585
Reebok International
  Limited+                                                                1,000              44,000
VF Corp.+                                                                25,300           1,401,114
                                                                                   ----------------
                                                                                         31,937,166
                                                                                   ----------------

AUTOMOTIVE & PARTS -- 0.6%
American Axle &
  Manufacturing
  Holdings, Inc.                                                         15,800             484,428
Autoliv, Inc.                                                            19,700             951,510
AutoNation, Inc.*                                                         2,600              49,946
BorgWarner, Inc.                                                         16,200             877,554
Cooper Tire &
  Rubber Co.+                                                               900              19,395
Dana Corp.                                                               28,400             492,172
Ford Motor Co.+                                                          65,100             953,064
General Motors Corp.+                                                    31,800           1,273,908
Genuine Parts Co.                                                         4,100             180,646
The Goodyear Tire &
  Rubber Co.* +                                                           2,700              39,582
Harley-Davidson, Inc.                                                     2,700             164,025
Lear Corp.                                                               20,400           1,244,604
Magna International,
  Inc. Cl. A+                                                            11,400             941,070
Paccar, Inc.                                                              8,300    $        667,984
SPX Corp.+                                                                1,600              64,096
                                                                                   ----------------
                                                                                          8,403,984
                                                                                   ----------------

BANKING, SAVINGS & LOANS -- 15.1%
AmSouth Bancorporation+                                                   9,000             233,100
Bank of America Corp.                                                   736,400          34,603,436
Bank of New York
  Co., Inc.                                                               7,400             247,308
BB&T Corp.                                                                8,300             349,015
Capital One
  Financial Corp.                                                         2,600             218,946
Citigroup, Inc.+                                                      1,078,500          51,962,130
Comerica, Inc.                                                           28,100           1,714,662
Fannie Mae                                                               27,800           1,979,638
Fifth Third Bancorp                                                       8,600             406,608
First Horizon
  National Corp.+                                                         1,900              81,909
Freddie Mac                                                             382,000          28,153,400
Golden West
  Financial Corp.                                                         4,600             282,532
JP Morgan Chase & Co.                                                   216,952           8,463,298
KeyCorp+                                                                 57,500           1,949,250
M&T Bank Corp.                                                            1,700             183,328
Marshall and Ilsley Corp.                                                 3,400             150,280
Mellon Financial Corp.                                                    6,400             199,104
National City Corp.+                                                     68,700           2,579,685
North Fork
  Bancorporation, Inc.                                                    7,050             203,393
Northern Trust Corp.                                                      2,000              97,160
Providian
  Financial Corp.* +                                                     21,100             347,517
Regions Financial Corp.                                                  44,124           1,570,373
SLM Corp.                                                               381,100          20,346,929
Sovereign Bancorp, Inc.                                                   5,300             119,515
State Street Corp.                                                          100               4,912
SunTrust Banks, Inc.                                                     29,900           2,209,012
Synovus Financial Corp.                                                   4,800             137,184
U.S. Bancorp                                                            124,200           3,889,944
Wachovia Corp.                                                          285,349          15,009,357
Washington Mutual, Inc.                                                  64,200           2,714,376
Wells Fargo & Co.                                                       513,700          31,926,455
Zions Bancorp                                                             1,400              95,242
                                                                                   ----------------
                                                                                        212,428,998
                                                                                   ----------------

BEVERAGES -- 2.6%
Brown-Forman
  Corp. Cl. B                                                             1,900              92,492
The Coca-Cola Co.                                                        21,700             903,371
Coca-Cola
  Enterprises, Inc.                                                       7,800             162,630
Coors (Adolph) Co. Cl. B+                                                   600              45,402
Diageo PLC
  Sponsored ADR
  (United Kingdom)+                                                     580,200    $     33,581,976
The Pepsi Bottling
  Group, Inc.+                                                           10,100             273,104
PepsiCo, Inc.                                                            28,300           1,477,260
                                                                                   ----------------
                                                                                         36,536,235
                                                                                   ----------------

BROADCASTING, PUBLISHING & PRINTING -- 4.2%
Clear Channel
  Communications, Inc.+                                                   9,300             311,457
Comcast Corp. Cl. A*                                                     85,700           2,852,096
Dow Jones & Co., Inc.+                                                    1,400              60,284
Gannett Co., Inc.                                                       308,900          25,237,130
Knight Ridder, Inc.+                                                      1,300              87,022
The McGraw-Hill
  Companies, Inc.                                                         3,800             347,852
Meredith Corp.                                                            2,900             157,180
New York Times
  Co. Cl. A+                                                              2,300              93,840
Time Warner, Inc.*                                                      167,100           3,248,424
Tribune Co.                                                               2,900             122,206
Univision
  Communications,
  Inc. Cl. A* +                                                             400              11,708
Viacom, Inc. Cl. A+                                                      36,100           1,338,588
Viacom, Inc. Cl. B                                                      676,740          24,626,569
                                                                                   ----------------
                                                                                         58,494,356
                                                                                   ----------------

BUILDING MATERIALS & CONSTRUCTION -- 0.1%
Louisiana-Pacific Corp.                                                   2,800              74,872
Martin Marietta
  Materials, Inc.                                                        12,000             643,920
Masco Corp.                                                               6,900             252,057
Vulcan Materials Co.                                                      2,500             136,525
                                                                                   ----------------
                                                                                          1,107,374
                                                                                   ----------------

CHEMICALS -- 4.0%
Air Products &
  Chemicals, Inc.                                                         2,200             127,534
Ashland, Inc.                                                            10,400             607,152
Dow Chemical Co.                                                        435,200          21,546,752
Du Pont (E.I.) de
  Nemours & Co.                                                          24,000           1,177,200
Eastman Chemical Co.                                                      4,800             277,104
Engelhard Corp.                                                           1,600              49,072
International Flavors &
  Fragrances, Inc.                                                        1,400              59,976
Monsanto Co.                                                             17,900             994,345
PPG Industries, Inc.                                                    459,700          31,333,152
Rohm & Haas Co.                                                           3,600             159,228
                                                                                   ----------------
                                                                                         56,331,515
                                                                                   ----------------

    The accompanying notes are an integral part of the financial statements.

                                                                   NUMBER OF            MARKET
                                                                    SHARES               VALUE
                                                               ----------------    ----------------
COMMERCIAL SERVICES -- 2.1%
Apollo Group, Inc. Cl. A*                                                   100    $          8,071
Block (H&R), Inc.+                                                        2,900             142,100
Cendant Corp.                                                            30,000             701,400
Cintas Corp.                                                              2,600             114,036
Convergys Corp.*                                                          2,200              32,978
Donnelley (R.R.) &
  Sons Co.                                                                1,200              42,348
eBay, Inc.* +                                                            10,500           1,220,940
Ecolab, Inc.+                                                             2,400              84,312
Equifax, Inc.                                                             7,300             205,130
Moody's Corp.                                                             3,100             269,235
Paychex, Inc.                                                             5,100             173,808
PerkinElmer, Inc.                                                        20,700             465,543
Quest Diagnostics, Inc.+                                                  1,300             124,215
Robert Half
  International, Inc.                                                     1,300              38,259
Ryder System, Inc.                                                        1,000              47,770
Waste Management, Inc.                                                  885,660          26,516,660
                                                                                   ----------------
                                                                                         30,186,805
                                                                                   ----------------

COMMUNICATIONS -- 1.8%
ADC
  Telecommunications, Inc.*                                             246,700             661,156
Avaya, Inc.* +                                                            7,300             125,560
BCE, Inc.+                                                              732,400          17,672,812
Citizens
  Communications Co.                                                      4,800              66,192
Lucent
  Technologies, Inc.* +                                                 209,000             785,840
Network
  Appliance, Inc.* +                                                      5,200             172,744
Nextel Communications,
  Inc. Cl. A*                                                             4,800             144,000
Nortel Networks Corp.*                                                  165,400             577,246
Qualcomm, Inc.                                                           18,300             775,920
SBC Communications, Inc.                                                144,700           3,728,919
Scientific-Atlanta, Inc.                                                  2,400              79,224
Tellabs, Inc.*                                                          118,500           1,017,915
                                                                                   ----------------
                                                                                         25,807,528
                                                                                   ----------------

COMMUNICATIONS EQUIPMENT -- 0.1%
Motorola, Inc.                                                           68,300           1,174,760
                                                                                   ----------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.1%
Autodesk, Inc.                                                            7,200             273,240
Computer Sciences Corp.*                                                  5,800             326,946
Parametric
  Technology Corp.*                                                      31,700             186,713
Sun Microsystems, Inc.*                                                 140,900             758,042
Unisys Corp.*                                                             4,600              46,828
                                                                                   ----------------
                                                                                          1,591,769
                                                                                   ----------------

COMPUTER PROGRAMMING SERVICES -- 0.0%
Mercury
  Interactive Corp.* +                                                    1,200              54,660
                                                                                   ----------------
COMPUTER RELATED SERVICES -- 0.1%
Ingram Micro, Inc. Cl. A*                                                40,600    $        844,480
                                                                                   ----------------

COMPUTERS & INFORMATION -- 3.4%
Apple Computer, Inc.*                                                   236,400          15,224,160
Cisco Systems, Inc.*                                                    109,200           2,107,560
Comverse
  Technology, Inc.*                                                       2,400              58,680
Dell, Inc.*                                                              39,300           1,656,102
EMC Corp.*                                                               37,900             563,573
International Business
  Machines Corp.                                                        268,800          26,498,304
International
  Game Technology                                                         3,800             130,644
Jabil Circuit, Inc.*                                                      3,200              81,856
Lexmark
  International, Inc.*                                                    2,100             178,500
Quantum Corp.*                                                           49,300             129,166
Solectron Corp.*                                                        155,700             829,881
Symbol
  Technologies, Inc.+                                                     3,000              51,900
Tech Data Corp.* +                                                       17,600             799,040
                                                                                   ----------------
                                                                                         48,309,366
                                                                                   ----------------

COMPUTERS & OFFICE EQUIPMENT -- 0.4%
Electronic Data
  Systems Corp.                                                           7,400             170,940
Hewlett-Packard Co.                                                     199,124           4,175,630
Pitney Bowes, Inc.                                                        3,500             161,980
Xerox Corp.*                                                             31,400             534,114
                                                                                   ----------------
                                                                                          5,042,664
                                                                                   ----------------

CONTAINERS -- 0.0%
Ball Corp.                                                                3,000             131,940
Bemis Co., Inc.                                                           1,400              40,726
Pactiv Corp.*                                                             2,500              63,225
Sealed Air Corp.*                                                         2,100             111,867
Temple-Inland, Inc.                                                         900              61,560
                                                                                   ----------------
                                                                                            409,318
                                                                                   ----------------
COSMETICS & PERSONAL CARE -- 0.3%
Alberto-Culver Co.                                                        1,500              72,855
Avon Products, Inc.                                                       7,900             305,730
Colgate-Palmolive Co.                                                       300              15,348
The Gillette Co.                                                         16,900             756,782
Kimberly-Clark Corp.                                                      7,900             519,899
The Procter & Gamble Co.                                                 42,600           2,346,408
                                                                                   ----------------
                                                                                          4,017,022
                                                                                   ----------------

DATA PROCESSING & PREPARATION -- 0.9%
Affiliated Computer
  Services, Inc. Cl. A* +                                                 2,000             120,380
Automatic Data
  Processing, Inc.                                                        7,900             350,365
Deluxe Corp.+                                                             2,600              97,058
First Data Corp.                                                         12,500    $        531,750
Fiserv, Inc.*                                                           262,600          10,553,894
IMS Health, Inc.                                                          3,600              83,556
NCR Corp.*                                                                5,500             380,765
                                                                                   ----------------
                                                                                         12,117,768
                                                                                   ----------------

ELECTRIC UTILITIES -- 4.3%
Alliant Energy Corp.                                                     25,200             720,720
Ameren Corp.+                                                             2,600             130,364
American Electric
  Power Co.+                                                             45,800           1,572,772
CenterPoint Energy, Inc.+                                                 4,700              53,110
Cinergy Corp.                                                             2,600             108,238
CMS Energy Corp.* +                                                       2,700              28,215
Consolidated
  Edison, Inc.+                                                           3,800             166,250
Constellation Energy
  Group, Inc.                                                            31,500           1,376,865
Dominion Resources, Inc.                                                  5,100             345,474
DTE Energy Co.                                                            2,700             116,451
Duke Energy Corp.                                                        27,500             696,575
Edison International                                                     69,400           2,222,882
Entergy Corp.                                                           324,300          21,919,437
Exelon Corp.+                                                           403,700          17,791,059
FirstEnergy Corp.                                                         5,100             201,501
FPL Group, Inc.                                                           2,700             201,825
NiSource, Inc.                                                            4,300              97,954
Northeast Utilities                                                      35,125             662,106
NSTAR                                                                   178,900           9,710,692
PG&E Corp.*                                                               6,100             203,008
Pinnacle West
  Capital Corp.                                                           1,300              57,733
PPL Corp.                                                                29,800           1,587,744
Progress Energy, Inc.+                                                    3,400             153,816
Public Service Enterprise
  Group, Inc.                                                             5,500             284,735
Southern Co.+                                                            10,100             338,552
Teco Energy, Inc.+                                                        2,700              41,418
TXU Corp.+                                                                4,100             264,696
                                                                                   ----------------
                                                                                         61,054,192
                                                                                   ----------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 1.9%
Agere Systems, Inc. Cl. A*                                              216,100             296,057
Altera Corp.*                                                               900              18,630
American Power
  Conversion Corp.                                                        3,100              66,340
Analog Devices, Inc.                                                      2,300              84,916
Arrow Electronics, Inc.*                                                 30,600             743,580
Avnet, Inc.*                                                             32,800             598,272
Broadcom Corp. Cl. A*                                                       500              16,140
Celestica, Inc.* +                                                       42,800             603,908
Emerson Electric Co.                                                     10,700             750,070
Flextronics International
  Limited*                                                               53,900             744,898

    The accompanying notes are an integral part of the financial statements.

                                                                   NUMBER OF            MARKET
                                                                    SHARES               VALUE
                                                               ----------------    ----------------
Freescale Semiconductor,
  Inc. Cl. B*                                                             7,541    $        138,453
General Electric Co.                                                    472,000          17,228,000
Hubbell, Inc. Cl. B                                                      16,500             862,950
Intel Corp.                                                             101,300           2,369,407
Johnson Controls, Inc.                                                    1,800             114,192
Kla-Tencor Corp.*                                                           500              23,290
Linear Technology Corp.+                                                  4,700             182,172
Maxim Integrated
  Products, Inc.                                                            900              38,151
Micron
  Technology, Inc.* +                                                       600               7,410
National
  Semiconductor Corp.                                                       300               5,385
Qlogic Corp.*                                                             1,500              55,095
Rockwell Automation, Inc.                                                 6,900             341,895
Sanmina-SCI Corp.* +                                                     39,000             330,330
Texas Instruments, Inc.                                                  27,300             672,126
Thomas & Betts Corp.* +                                                  19,600             602,700
Xilinx, Inc.                                                              1,500              44,475
                                                                                   ----------------
                                                                                         26,938,842
                                                                                   ----------------

ENERGY -- 8.1%
Amerada Hess Corp.                                                        2,800             230,664
Anadarko Petroleum Corp.                                                  5,500             356,455
Apache Corp.                                                              4,900             247,793
BJ Services Co.                                                           1,600              74,464
BP PLC Sponsored ADR
  (United Kingdom)                                                      434,800          25,392,320
Burlington Resources, Inc.                                                6,000             261,000
ChevronTexaco Corp.                                                     116,300           6,106,913
ConocoPhillips                                                           51,347           4,458,460
Devon Energy Corp.                                                       10,700             416,444
Dynegy, Inc. Cl. A* +                                                     5,600              25,872
El Paso Corp.                                                            16,600             172,640
EOG Resources, Inc.                                                       1,600             114,176
Exxon Mobil Corp.                                                       988,000          50,644,880
Halliburton Co.                                                           7,100             278,604
Kerr-McGee Corp.                                                          4,600             265,834
KeySpan Corp.                                                             2,400              94,680
Kinder Morgan, Inc.                                                       2,600             190,138
Marathon Oil Corp.                                                       41,600           1,564,576
Nabors Industries
  Limited*                                                                3,200             164,128
Nicor, Inc.+                                                                700              25,858
Noble Corp.*                                                              2,800             139,272
Occidental
  Petroleum Corp.                                                       324,200          18,920,312
Peoples Energy Corp.                                                        600              26,370
Rowan Companies, Inc.*                                                    2,300              59,570
Schlumberger Limited                                                      5,500             368,225
Sempra Energy+                                                           40,200           1,474,536
Sunoco, Inc.                                                              1,200              98,052
Transocean, Inc.*                                                         4,100    $        173,799
Unocal Corp.                                                              3,600             155,664
Valero Energy Corp.                                                       6,300             286,020
The Williams
  Companies, Inc.                                                        11,200             182,448
Xcel Energy, Inc.                                                        26,400             480,480
                                                                                   ----------------
                                                                                        113,450,647
                                                                                   ----------------

ENTERTAINMENT & LEISURE -- 1.4%
Brunswick Corp.                                                             900              44,550
Harrah's
  Entertainment, Inc.+                                                    2,000             133,780
News Corp., Inc. Cl. A+                                                  18,700             348,942
The Walt Disney Co.                                                     700,600          19,476,680
                                                                                   ----------------
                                                                                         20,003,952
                                                                                   ----------------

FINANCIAL SERVICES -- 5.0%
American Express Co.                                                    467,500          26,352,975
Apartment Investment &
  Management Co. Cl. A                                                    1,400              53,956
Bear Stearns
  Companies, Inc.                                                        15,200           1,555,112
CIT Group, Inc.                                                           3,200             146,624
Countrywide
  Financial Corp.                                                         5,498             203,481
E Trade Financial Corp.*                                                  5,500              82,225
Federated Investors,
  Inc. Cl. B                                                              1,700              51,680
Franklin Resources, Inc.                                                  3,900             271,635
The Goldman Sachs
  Group, Inc.                                                            26,000           2,705,040
Huntington
  Bancshares, Inc.+                                                      53,000           1,313,340
Janus Capital Group, Inc.                                                 3,900              65,559
Lehman Brothers
  Holdings, Inc.                                                         27,100           2,370,708
MBNA Corp.                                                               19,200             541,248
Merrill Lynch & Co., Inc.                                                45,300           2,707,581
Morgan Stanley                                                          561,240          31,160,045
PNC Financial Services
  Group, Inc.                                                             4,300             246,992
Price (T. Rowe)
  Group, Inc.                                                             1,200              74,640
ProLogis Trust                                                            2,800             121,324
The Schwab
  (Charles) Corp.                                                         5,600              66,976
Simon Property
  Group, Inc.                                                             3,200             206,944
Standard and Poor's
  Depository Receipts
  Trust Series 1                                                          4,000             483,600
                                                                                   ----------------
                                                                                         70,781,685
                                                                                   ----------------

FOODS -- 3.7%
Archer-Daniels-Midland Co.                                               81,600    $      1,820,496
Campbell Soup Co.                                                         6,800             203,252
ConAgra Foods, Inc.                                                       8,800             259,160
Heinz (H. J.) Co.                                                       643,200          25,078,368
Hershey Foods Corp.                                                       6,400             355,456
Kellogg Co.                                                             452,600          20,213,116
The Kroger Co.*                                                          40,800             715,632
McCormick & Co., Inc.                                                     2,300              88,780
Safeway, Inc.*                                                           74,400           1,468,656
Sara Lee Corp.                                                           53,500           1,291,490
Starbucks Corp.*                                                          6,200             386,632
SuperValu, Inc.                                                          10,000             345,200
Wrigley (Wm.) Jr. Co.                                                     2,200             152,218
                                                                                   ----------------
                                                                                         52,378,456
                                                                                   ----------------

FOREST PRODUCTS & PAPER -- 2.7%
Georgia-Pacific Corp.                                                    45,300           1,697,844
International Paper Co.                                                     100               4,200
MeadWestvaco Corp.                                                       41,300           1,399,657
Neenah Paper, Inc.*                                                         239               7,791
Plum Creek Timber
  Co., Inc.                                                               6,500             249,860
Weyerhaeuser Co.                                                        516,400          34,712,408
                                                                                   ----------------
                                                                                         38,071,760
                                                                                   ----------------

HEALTHCARE -- 0.2%
Caremark Rx, Inc.*                                                        7,500             295,725
Express Scripts, Inc.*                                                    1,900             145,236
GlaxoSmithKline PLC ADR
  (United Kingdom)+                                                      18,700             886,193
HCA, Inc.                                                                 6,600             263,736
Humana, Inc.*                                                             2,600              77,194
Laboratory Corp. of
  America Holdings*                                                       3,500             174,370
Manor Care, Inc.                                                          1,200              42,516
UnitedHealth Group, Inc.                                                 10,400             915,512
                                                                                   ----------------
                                                                                          2,800,482
                                                                                   ----------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 0.1%
Centex Corp.+                                                             1,600              95,328
KB Home                                                                     700              73,080
Leggett & Platt, Inc.                                                    37,800           1,074,654
Pulte Homes, Inc.                                                         1,100              70,180
Whirlpool Corp.+                                                          1,400              96,894
                                                                                   ----------------
                                                                                          1,410,136
                                                                                   ----------------

HOUSEHOLD PRODUCTS -- 0.4%
Black & Decker Corp.+                                                     2,600             229,658
The Clorox Co.                                                            2,600             153,218
Corning, Inc.*                                                          101,450           1,194,067
Fortune Brands, Inc.                                                      1,900             146,642
Newell Rubbermaid, Inc.+                                                 62,400           1,509,456

    The accompanying notes are an integral part of the financial statements.

                                                                   NUMBER OF            MARKET
                                                                    SHARES               VALUE
                                                               ----------------    ----------------
Sherwin-Williams Co.                                                      8,500    $        379,355
Snap-On, Inc.                                                               800              27,488
The Stanley Works+                                                        6,900             338,031
Unilever NV NY Shares
  (Netherlands)                                                          16,200           1,080,702
                                                                                   ----------------
                                                                                          5,058,617
                                                                                   ----------------

INDUSTRIAL - DISTRIBUTION -- 0.0%
Grainger (W.W.), Inc.                                                     1,800             119,916
                                                                                   ----------------

INDUSTRIAL - DIVERSIFIED -- 2.5%
3M Co.                                                                    6,700             549,869
Cooper Industries
  Limited Cl. A                                                          21,800           1,480,002
Danaher Corp.                                                             7,400             424,834
Eaton Corp.                                                              22,500           1,628,100
Illinois Tool Works, Inc.                                                 4,700             435,596
ITT Industries, Inc.                                                      1,400             118,230
Textron, Inc.                                                            26,000           1,918,800
Tyco International Limited                                              818,600          29,256,764
                                                                                   ----------------
                                                                                         35,812,195
                                                                                   ----------------

INFORMATION RETRIEVAL SERVICES -- 0.1%
Yahoo!, Inc.*                                                            18,400             693,312
                                                                                   ----------------

INSURANCE -- 9.0%
ACE Limited                                                              15,500             662,625
Aetna, Inc.                                                               2,500             311,875
AFLAC, Inc.                                                             689,000          27,449,760
Allstate Corp.                                                          378,400          19,570,848
Ambac Financial
  Group, Inc.                                                             1,800             147,834
American International
  Group, Inc.                                                           492,500          32,342,475
Aon Corp.                                                                 5,000             119,300
Chubb Corp.                                                              21,800           1,676,420
Cigna Corp.                                                               5,200             424,164
Cincinnati Financial Corp.                                                2,520             111,535
Everest Re Group Limited                                                147,400          13,201,144
Genworth Financial,
  Inc. Cl. A                                                             44,000           1,188,000
The Hartford Financial
  Services Group, Inc.                                                   27,700           1,919,887
Jefferson-Pilot Corp.                                                     2,200             114,312
Lincoln National Corp.                                                    6,200             289,416
Loews Corp.+                                                              6,300             442,890
Manulife Financial Corp.+                                                22,757           1,051,373
MBIA, Inc.+                                                               2,000             126,560
Metlife, Inc.                                                            51,700           2,094,367
MGIC Investment Corp.+                                                   18,100           1,247,271
PartnerRe Limited                                                         6,500             402,610
Principal Financial
  Group, Inc.                                                             4,900             200,606
Progressive Corp.                                                         3,200    $        271,488
Prudential Financial, Inc.                                               37,900           2,082,984
Radian Group, Inc.                                                      316,800          16,866,432
Safeco Corp.                                                              2,200             114,928
St. Paul
  Travelers Companies                                                    17,247             639,346
Torchmark Corp.                                                           1,600              91,424
UnumProvident Corp.                                                       7,800             139,932
WellPoint, Inc.*                                                          4,700             540,500
XL Capital Limited Cl. A+                                                14,900           1,156,985
                                                                                   ----------------
                                                                                        126,999,291
                                                                                   ----------------

LODGING -- 0.1%
Hilton Hotels Corp.                                                      13,500             306,990
Marriott International,
  Inc. Cl. A                                                              3,800             239,324
Starwood Hotels &
  Resorts Worldwide, Inc.                                                 3,700             216,080
                                                                                   ----------------
                                                                                            762,394
                                                                                   ----------------

MACHINERY & COMPONENTS -- 0.1%
Baker Hughes, Inc.                                                        5,300             226,151
Cummins, Inc.                                                             1,700             142,443
Deere & Co.                                                                 100               7,440
Dover Corp.                                                               3,000             125,820
Ingersoll-Rand Co. Cl. A                                                  7,200             578,160
Pall Corp.+                                                               2,100              60,795
Parker-Hannifin Corp.                                                     3,900             295,386
                                                                                   ----------------
                                                                                          1,436,195
                                                                                   ----------------

MANUFACTURING -- 0.0%
American Standard
  Companies, Inc.*                                                        3,200             132,224
Applied Materials, Inc.*                                                 12,700             217,170
                                                                                   ----------------
                                                                                            349,394
                                                                                   ----------------

MEDICAL SUPPLIES -- 0.2%
Agilent Technologies, Inc.*                                               1,200              28,920
Applied Biosystems
  Group-Applera Corp.                                                     3,300              69,003
Bard (C.R.), Inc.                                                         1,600             102,368
Bausch & Lomb, Inc.                                                       2,700             174,042
Becton, Dickinson & Co.                                                   6,600             374,880
Boston Scientific Corp.*                                                  1,200              42,660
Fisher Scientific
  International*                                                          2,000             124,760
Guidant Corp.                                                            15,400           1,110,340
Medtronic, Inc.                                                           5,400             268,218
St. Jude Medical, Inc.* +                                                 6,200             259,966
Tektronix, Inc.                                                           1,500              45,315
Thermo Electron Corp.*                                                   10,300             310,957
Waters Corp.*                                                             1,800              84,222
                                                                                   ----------------
                                                                                          2,995,651
                                                                                   ----------------

METALS & MINING -- 0.5%
Alcan, Inc.+                                                             20,200    $        990,608
Alcoa, Inc.                                                              16,600             521,572
Crane Co.                                                                 5,700             164,388
Nucor Corp.+                                                             39,600           2,072,664
Phelps Dodge Corp.                                                        4,000             395,680
United States Steel Corp.+                                               37,500           1,921,875
Worthington
  Industries, Inc.                                                       20,300             397,474
                                                                                   ----------------
                                                                                          6,464,261
                                                                                   ----------------

PHARMACEUTICALS -- 5.0%
Abbott Laboratories                                                      33,300           1,553,445
AmerisourceBergen Corp.+                                                  2,700             158,436
Amgen, Inc.*                                                             14,200             910,930
Biogen Idec, Inc.*                                                        3,700             246,457
Bristol-Myers Squibb Co.                                                 66,000           1,690,920
Cardinal Health, Inc.+                                                    8,400             488,460
Eli Lilly & Co.                                                           6,400             363,200
Forest
  Laboratories, Inc.* +                                                   4,000             179,440
Genzyme Corp.*                                                            2,500             145,175
Gilead Sciences, Inc.*                                                    1,200              41,988
Hospira, Inc.*                                                            1,870              62,645
Johnson & Johnson                                                        53,300           3,380,286
King
  Pharmaceuticals, Inc.*                                                  4,500              55,800
McKesson Corp.                                                            6,900             217,074
Medco Health
  Solutions, Inc.*                                                       39,600           1,647,360
Merck & Co., Inc.                                                       453,500          14,575,490
Mylan Laboratories, Inc.+                                                   200               3,536
Pfizer, Inc.                                                          1,158,990          31,165,241
Sanofi-Aventis ADR
  (France)                                                               25,900           1,037,295
Sigma-Aldrich Corp.                                                       1,000              60,460
Teva Pharmaceutical
  Sponsored ADR (Israel)+                                               403,300          12,042,538
Wyeth                                                                    23,100             983,829
                                                                                   ----------------
                                                                                         71,010,005
                                                                                   ----------------

PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 2.1%
Eastman Kodak Co.+                                                      904,800          29,179,800
                                                                                   ----------------

PREPACKAGED SOFTWARE -- 1.6%
Adobe Systems, Inc.                                                       3,700             232,138
BMC Software, Inc.*                                                      18,000             334,800
Citrix Systems, Inc.*                                                    14,000             343,420
Computer Associates
  International, Inc.+                                                   14,100             437,946
Compuware Corp.*                                                          6,000              38,820
Intuit, Inc.*                                                             4,500             198,045
Microsoft Corp.                                                         683,000          18,242,930

    The accompanying notes are an integral part of the financial statements.

                                                                   NUMBER OF            MARKET
                                                                    SHARES               VALUE
                                                               ----------------    ----------------
Novell, Inc.*                                                             5,500    $         37,125
Oracle Corp.*                                                           114,100           1,565,452
Peoplesoft, Inc.*                                                         5,600             148,288
Siebel Systems, Inc.*                                                     7,400              77,700
SunGard Data
  Systems, Inc.*                                                          4,400             124,652
Symantec Corp.*                                                          21,200             546,112
Veritas Software Corp.*                                                   6,300             179,865
                                                                                   ----------------
                                                                                         22,507,293
                                                                                   ----------------

REAL ESTATE -- 0.0%
Equity Office Properties Trust                                            6,100             177,632
Equity Residential                                                        2,700              97,686
                                                                                   ----------------
                                                                                            275,318
                                                                                   ----------------

RESTAURANTS -- 2.1%
Darden Restaurants, Inc.                                                  2,800              77,672
McDonald's Corp.                                                        901,800          28,911,708
Wendy's International, Inc.                                                 100               3,926
Yum! Brands, Inc.                                                         5,500             259,490
                                                                                   ----------------
                                                                                         29,252,796
                                                                                   ----------------

RETAIL -- 0.7%
AutoZone, Inc.*                                                           1,500             136,965
Best Buy Co., Inc.                                                        5,700             338,694
Circuit City Stores, Inc.+                                               26,100             408,204
Costco Wholesale Corp.                                                   12,300             595,443
Dillards, Inc. Cl. A                                                      1,500              40,305
Dollar General Corp.                                                        100               2,077
Federated Department
  Stores, Inc.                                                            2,900             167,591
The Home Depot, Inc.                                                     37,900           1,619,846
J.C. Penney Co., Inc.                                                     7,900             327,060
Kohl's Corp.*                                                               900              44,253
Lowe's Companies, Inc.                                                    1,600              92,144
The May Department
  Stores Co.                                                              4,900             144,060
Office Depot, Inc.*                                                      51,900             900,984
RadioShack Corp.                                                          2,900              95,352
Sears, Roebuck and Co.                                                    3,700             188,811
Staples, Inc.                                                             8,800             296,648
Target Corp.                                                             26,500           1,376,145
TJX Companies, Inc.+                                                      8,200             206,066
Wal-Mart Stores, Inc.                                                    57,200           3,021,304
                                                                                   ----------------
                                                                                         10,001,952
                                                                                   ----------------

RETAIL - GROCERY -- 0.0%
Albertson's, Inc.+                                                        6,200             148,056
                                                                                   ----------------

TELEPHONE UTILITIES -- 2.8%
Alltel Corp.                                                              7,000             411,320
AT&T Corp.                                                               26,700             508,902
BellSouth Corp.                                                          69,100           1,920,289
CenturyTel, Inc.                                                          3,200             113,504
Qwest Communications
  International, Inc.*                                                    3,300    $         14,652
Sprint Corp. (FON Group)                                                166,849           4,146,198
Verizon
  Communications, Inc.                                                  799,400          32,383,694
                                                                                   ----------------
                                                                                         39,498,559
                                                                                   ----------------

TOBACCO -- 1.2%
Altria Group, Inc.                                                      233,900          14,291,290
Reynolds American, Inc.+                                                  2,400             188,640
UST, Inc.                                                                36,400           1,751,204
                                                                                   ----------------
                                                                                         16,231,134
                                                                                   ----------------

TOYS, GAMES -- 0.0%
Hasbro, Inc.                                                              2,200              42,636
Mattel, Inc.                                                              5,200             101,348
                                                                                   ----------------
                                                                                            143,984
                                                                                   ----------------

TRANSPORTATION -- 2.2%
Burlington Northern
  Santa Fe Corp.                                                         45,400           2,147,874
Carnival Corp.                                                              100               5,763
CSX Corp.                                                                35,300           1,414,824
FedEx Corp.                                                               8,800             866,712
Norfolk Southern Corp.                                                   59,000           2,135,210
Union Pacific Corp.                                                     352,900          23,732,525
United Parcel Service,
  Inc. Cl. B                                                             11,300             965,698
                                                                                   ----------------
                                                                                         31,268,606
                                                                                   ----------------

TRAVEL -- 0.0%
Sabre Holdings Corp.                                                      1,400              31,024
                                                                                   ----------------

TOTAL EQUITIES
(COST $1,088,843,196)                                                                 1,400,878,157
                                                                                   ----------------

                                                                   PRINCIPAL
                                                                    AMOUNT
                                                               ----------------
SHORT-TERM INVESTMENTS -- 6.5%

CASH EQUIVALENTS**
American AAdvanage
  Select Money
  Market Fund                                                         1,063,034           1,063,034
Bank of America
  Bank Note
  2.260% 02/15/2005                                            $        794,149             794,149
Bank of America
  Bank Note
  2.270% 01/18/2005                                                   1,853,017           1,853,017
Bank of America
  Bank Note
  2.270% 03/03/2005                                                   3,441,315           3,441,315
Bank of America
  Bank Note
  2.300% 06/09/2005                                            $      1,853,017    $      1,853,017
Bank of Montreal
  Eurodollar Time Deposit
  2.125% 02/02/2005                                                     807,385             807,385
Bank of Montreal
  Eurodollar Time Deposit
  2.260% 01/28/2005                                                     838,935             838,935
BGI Institutional Money
  Market Fund                                                         9,529,796           9,529,796
BNP Paribas
  Eurodollar Time Deposit
  2.300% 01/03/2005                                                     529,433             529,433
Calyon
  Eurodollar Time Deposit
  2.435% 03/16/2005                                                   2,265,973           2,265,973
Canadian Imperial
  Bank of Commerce
  Bank Note
  2.030% 05/18/2005                                                   5,294,332           5,294,332
Citigroup
  Eurodollar Time Deposit
  2.080% 01/28/2005                                                   2,078,025           2,078,025
Den Danske Bank
  Eurodollar Time Deposit
  2.260% 01/20/2005                                                   3,176,599           3,176,599
Dexia Group
  Eurodollar Time Deposit
  2.040% 01/21/2005                                                   1,058,865           1,058,865
Federal Home Loan
  Bank Discount Note
  2.184% 01/05/2005                                                   3,288,553           3,288,553
Fortis Bank
  Eurodollar Time Deposit
  2.140% 01/12/2005                                                   1,058,866           1,058,866
Fortis Bank
  Eurodollar Time Deposit
  2.200% 02/11/2005                                                     794,149             794,149
Fortis Bank
  Eurodollar Time Deposit
  2.260% 01/05/2005                                                   4,367,823           4,367,823
Freddie Mac
  Discount Note
  2.184% 01/04/2005                                                   3,699,973           3,699,973
Freddie Mac
  Discount Note
  2.228% 02/01/2005                                                     987,775             987,775
Freddie Mac
  Discount Note
  2.277% 02/01/2005                                                   4,622,572           4,622,572
General Electric
  Capital Corp.
  2.294% 01/21/2005                                                   1,507,472           1,507,472

    The accompanying notes are an integral part of the financial statements.

                                                                  PRINCIPAL             MARKET
                                                                    AMOUNT              VALUE
                                                               ----------------    ----------------
General Electric
  Capital Corp.
  2.295% 01/10/2005                                            $      2,579,164    $      2,579,164
HBOS Halifax
  Bank of Scotland
  Eurodollar Time Deposit
  2.025% 01/21/2005                                                   1,217,696           1,217,696
Lloyds TSB Bank
  Eurodollar Time Deposit
  2.280% 02/02/2005                                                   1,297,111           1,297,111
Merrill Lynch Premier
  Institutional Money
  Market Fund                                                         1,747,137           1,747,137
Merrimac Cash Fund,
  Premium Class                                                       3,970,748           3,970,748
Morgan Stanley Dean
  Witter & Co.
  2.393% 07/19/2005                                                   3,494,259           3,494,259
Royal Bank of Canada
  Eurodollar Time Deposit
  2.250% 01/19/2005                                                   2,647,166           2,647,166
Royal Bank of Canada
  Eurodollar Time Deposit
  2.260% 02/01/2005                                                   2,117,733           2,117,733
Royal Bank of Scotland
  Eurodollar Time Deposit
  2.015% 01/21/2005                                                   3,054,830           3,054,830
Royal Bank of Scotland
  Eurodollar Time Deposit
  2.270% 02/02/2005                                                   1,588,300           1,588,300
Royal Bank of Scotland
  Eurodollar Time Deposit
  2.360% 02/17/2005                                                     264,716             264,716
Toronto Dominion Bank
  Eurodollar Time Deposit
  2.420% 03/01/2005                                                   2,647,165           2,647,165
Wells Fargo
  Eurodollar Time Deposit
  2.270% 01/25/2005                                                     661,792             661,792
Wells Fargo
  Eurodollar Time Deposit
  2.310% 01/28/2005                                                   2,647,166           2,647,166
Wells Fargo
  Eurodollar Time Deposit
  2.320% 01/14/2005                                            $      6,342,607    $      6,342,607
                                                                                   ----------------
                                                                                         91,188,648
                                                                                   ----------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                                      91,188,648
                                                                                   ----------------

TOTAL INVESTMENTS -- 106.0%
(COST $1,180,031,844)***                                                              1,492,066,805

OTHER ASSETS/
(LIABILITIES) -- (6.0%)                                                                 (84,152,188)
                                                                                   ----------------

NET ASSETS -- 100.0%                                                               $  1,407,914,617
                                                                                   ================

NOTES TO PORTFOLIO OF INVESTMENTS
 ADR - American Depository Receipt.
 *   Non-income producing security.
 ** Represents investments of security lending collateral. (NOTE 2). *** See Note 7 for aggregate cost for Federal tax purposes.
 +   Denotes all or a portion of security on loan.

    The accompanying notes are an integral part of the financial statements.

MML SERIES INVESTMENT FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                                  MML                MML
                                                                 MONEY              MANAGED             MML               MML
                                                                 MARKET              BOND              BLEND            EQUITY
                                                                  FUND               FUND              FUND              FUND
                                                            -----------------   ---------------   ---------------   ---------------
ASSETS:
      Investments, at value (NOTE 2)(a)                     $               -   $   376,019,425   $   944,535,744   $ 1,400,878,157
      Short-term investments, at value (NOTE 2)(b)                116,504,312        39,759,464       136,296,970        91,188,648
                                                            -----------------   ---------------   ---------------   ---------------
      Total Investments(c)                                        116,504,312       415,778,889     1,080,832,714     1,492,066,805
                                                            -----------------   ---------------   ---------------   ---------------
      Cash                                                                834             3,245            17,943         5,139,382
      Receivables from:
         Investments sold                                                   -               259             2,161                 -
         Fund shares sold                                             228,312           335,930            52,792            60,813
         Interest and dividends                                             5         4,083,321         4,237,048         3,367,281
         Foreign taxes withheld                                             -                 -                 -            17,987
                                                            -----------------   ---------------   ---------------   ---------------
          Total assets                                            116,733,463       420,201,644     1,085,142,658     1,500,652,268
                                                            -----------------   ---------------   ---------------   ---------------
LIABILITIES:
      Payables for:
         Investments purchased                                              -         2,427,581         4,773,726           228,486
         Dividends (NOTE 2)                                           151,518                 -                 -                 -
         Fund shares repurchased                                      873,044            97,681           277,513           702,307
         Variation margin on open futures
          contracts (NOTE 2)                                                -                 -             2,000                 -
         Securities on loan (NOTE 2)                                        -        32,171,750        49,561,768        91,188,648
         Directors' fees and expenses (NOTE 3)                         16,138            34,417           103,695           124,289
         Affiliates (NOTE 3):
               Investment management fees                              48,654           146,961           343,162           452,131
      Accrued expenses and other liabilities                           27,256            22,341            39,724            41,790
                                                            -----------------   ---------------   ---------------   ---------------
               Total liabilities                                    1,116,610        34,900,731        55,101,588        92,737,651
                                                            -----------------   ---------------   ---------------   ---------------
      NET ASSETS                                            $     115,616,853   $   385,300,913   $ 1,030,041,070   $ 1,407,914,617
                                                            =================   ===============   ===============   ===============
NET ASSETS CONSIST OF:
      Paid-in capital                                       $     115,793,269   $   379,861,435   $ 1,105,569,327   $ 1,299,784,474
      Undistributed net investment income
         (distributions in excess of net investment income)            26,416        (1,181,964)         (390,072)         (106,185)
      Accumulated net realized loss on
         investments, futures contracts and foreign
         currency translations                                       (202,832)       (3,009,583)     (259,985,494)     (203,798,633)
      Net unrealized appreciation on investments and
         futures contracts                                                  -         9,631,025       184,847,309       312,034,961
                                                            -----------------   ---------------   ---------------   ---------------
      NET ASSETS                                            $     115,616,853   $   385,300,913   $ 1,030,041,070   $ 1,407,914,617
                                                            =================   ===============   ===============   ===============
      Shares outstanding:                                         115,738,982        30,911,722        66,401,380        59,495,070
                                                            =================   ===============   ===============   ===============
      Net asset value, offering price and redemption
         price per share:                                   $            1.00   $         12.46   $         15.51   $         23.66
                                                            =================   ===============   ===============   ===============

 (a)  Cost of investments:                                  $               -   $   366,388,400   $   759,715,087   $ 1,088,843,196
 (b)  Cost of short-term investments:                       $     116,504,312   $    39,759,464   $   136,296,970   $    91,188,648
 (c)  Securities on loan with market value of:              $               -   $    31,472,559   $    47,537,318   $    87,746,382

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                    MML               MML
                                                                  MONEY             MANAGED             MML               MML
                                                                  MARKET             BOND              BLEND            EQUITY
                                                                   FUND              FUND              FUND              FUND
                                                            -----------------   ---------------   ---------------   ---------------
INVESTMENT INCOME (NOTE 2):
      Dividends(a)                                          $               -   $        32,812   $    13,403,157   $    32,076,361
      Interest(b)                                                   1,657,549        18,179,536        17,094,329           160,670
                                                            -----------------   ---------------   ---------------   ---------------
         Total investment income                                    1,657,549        18,212,348        30,497,486        32,237,031
                                                            -----------------   ---------------   ---------------   ---------------
EXPENSES (NOTE 2):
      Investment management fees (NOTE 3)                             622,120         1,702,829         4,094,742         5,113,168
      Custody fees                                                      8,169                 -           124,436           125,230
      Trustee reporting                                                 4,481                 -             6,356             7,045
      Audit and legal fees                                             24,172            21,593            37,434            42,303
      Proxy fees                                                          527                 -               127               942
      Shareholder reporting fees                                        2,508                 -            20,506            25,953
      Directors' fees (NOTE 3)                                         11,532            20,720            95,017           123,756
                                                            -----------------   ---------------   ---------------   ---------------
         Total expenses                                               673,509         1,745,142         4,378,618         5,438,397
                                                            -----------------   ---------------   ---------------   ---------------
               NET INVESTMENT INCOME                                  984,040        16,467,206        26,118,868        26,798,634
                                                            -----------------   ---------------   ---------------   ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized gain (loss) on:
         Investment transactions                                       (2,106)        2,303,471        52,058,864        86,258,160
         Closed futures contracts                                           -                 -           (68,739)                -
         Foreign currency transactions                                      -                 -                 -             2,579
                                                            -----------------   ---------------   ---------------   ---------------
               Net realized gain (loss)                                (2,106)        2,303,471        51,990,125        86,260,739
                                                            -----------------   ---------------   ---------------   ---------------
      Net change in unrealized appreciation
       (depreciation) on:
         Investments                                                        -        (2,146,074)        7,458,785        84,743,459
         Open futures contracts                                             -                 -            26,652                 -
                                                            -----------------   ---------------   ---------------   ---------------
               Net unrealized gain (loss)                                   -        (2,146,074)        7,485,437        84,743,459
                                                            -----------------   ---------------   ---------------   ---------------
               NET REALIZED AND UNREALIZED GAIN (LOSS)                 (2,106)          157,397        59,475,562       171,004,198
                                                            -----------------   ---------------   ---------------   ---------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  $         981,934   $    16,624,603   $    85,594,430   $   197,802,832
                                                            =================   ===============   ===============   ===============

 (a)  Net of withholding tax of:                            $               -   $             -   $             -   $       311,869
 (b)  Including securities lending income of:               $               -   $        41,152   $        55,740   $       100,299

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              MML MONEY MARKET FUND
                                                                                      -------------------------------------
                                                                                            YEAR                YEAR
                                                                                            ENDED               ENDED
                                                                                      DECEMBER 31, 2004   DECEMBER 31, 2003
                                                                                      -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income                                                            $         984,040   $       1,051,782
     Net realized gain (loss) on investment transactions, futures contracts and
       foreign currency transactions                                                             (2,106)              6,912
     Net change in unrealized appreciation (depreciation) on investments and
       futures contracts                                                                              -                   -
                                                                                      -----------------   -----------------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     981,934           1,058,694
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
     From net investment income                                                                (981,495)         (1,051,782)
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                        (26,005,097)        (50,637,354)
                                                                                      -----------------   -----------------
     TOTAL INCREASE (DECREASE) IN NET ASSETS                                                (26,004,658)        (50,630,442)

NET ASSETS:
     Beginning of year                                                                      141,621,511         192,251,953
                                                                                      -----------------   -----------------
     End of year                                                                      $     115,616,853   $     141,621,511
                                                                                      =================   =================
     Undistributed net investment income (distributions in excess of net
       investment income) included in net assets at end of the year                   $          26,416   $          23,871
                                                                                      =================   =================

    The accompanying notes are an integral part of the financial statements.

                                                                                              MML MANAGED BOND FUND
                                                                                      -------------------------------------
                                                                                            YEAR                YEAR
                                                                                            ENDED               ENDED
                                                                                      DECEMBER 31, 2004   DECEMBER 31, 2003
                                                                                      -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income                                                            $      16,467,206   $      18,209,424
     Net realized gain (loss) on investment transactions, futures contracts and
       foreign currency transactions                                                          2,303,471           4,113,006
     Net change in unrealized appreciation (depreciation) on investments and
       futures contracts                                                                     (2,146,074)           (790,234)
                                                                                      -----------------   -----------------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  16,624,603          21,532,196
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
     From net investment income                                                             (17,870,402)        (20,809,869)
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                          7,555,800          (7,958,705)
                                                                                      -----------------   -----------------
     TOTAL INCREASE (DECREASE) IN NET ASSETS                                                  6,310,001          (7,236,378)

NET ASSETS:
     Beginning of year                                                                      378,990,912         386,227,290
                                                                                      -----------------   -----------------
     End of year                                                                      $     385,300,913   $     378,990,912
                                                                                      =================   =================
     Undistributed net investment income (distributions in excess of net
       investment income) included in net assets at end of the year                   $      (1,181,964)  $      (1,094,753)
                                                                                      =================   =================

                                                                                                 MML BLEND FUND
                                                                                      -------------------------------------
                                                                                            YEAR                YEAR
                                                                                            ENDED               ENDED
                                                                                      DECEMBER 31, 2004   DECEMBER 31, 2003
                                                                                      -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income                                                            $      26,118,868   $      25,393,868
     Net realized gain (loss) on investment transactions, futures contracts and
       foreign currency transactions                                                         51,990,125          (7,325,284)
     Net change in unrealized appreciation (depreciation) on investments and
       futures contracts                                                                      7,485,437         160,549,385
                                                                                      -----------------   -----------------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  85,594,430         178,617,969
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
     From net investment income                                                             (27,603,935)        (27,002,708
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                       (113,091,847)       (114,913,552
                                                                                      -----------------   -----------------
     TOTAL INCREASE (DECREASE) IN NET ASSETS                                                (55,101,352)         36,701,709

NET ASSETS:
     Beginning of year                                                                    1,085,142,422       1,048,440,713
                                                                                      -----------------   -----------------
     End of year                                                                      $   1,030,041,070   $   1,085,142,422
                                                                                      =================   =================
     Undistributed net investment income (distributions in excess of net
       investment income) included in net assets at end of the year                   $        (390,072)  $        (335,246
                                                                                      =================   =================

                                                                                                 MML EQUITY FUND
                                                                                      -------------------------------------
                                                                                            YEAR                YEAR
                                                                                            ENDED               ENDED
                                                                                      DECEMBER 31, 2004   DECEMBER 31, 2003
                                                                                      -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income                                                            $      26,798,634   $      21,105,964
     Net realized gain (loss) on investment transactions, futures contracts and
       foreign currency transactions                                                         86,260,739         (81,586,348)
     Net change in unrealized appreciation (depreciation) on investments and
       futures contracts                                                                     84,743,459         355,529,848
                                                                                      -----------------   -----------------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 197,802,832         295,049,464
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
     From net investment income                                                             (26,837,006)        (21,136,767)
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                       (101,489,287)        (90,714,246)
                                                                                      -----------------   -----------------
     TOTAL INCREASE (DECREASE) IN NET ASSETS                                                 69,476,539         183,198,451

NET ASSETS:
     Beginning of year                                                                    1,338,438,078       1,155,239,627
                                                                                      -----------------   -----------------
     End of year                                                                      $   1,407,914,617   $   1,338,438,078
                                                                                      =================   =================
     Undistributed net investment income (distributions in excess of net
       investment income) included in net assets at end of the year                   $        (106,185)  $         (69,461)
                                                                                      =================   =================

MML MONEY MARKET FUND -- FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                            12/31/04       12/31/03       12/31/02       12/31/01       12/31/00
                                                           ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR                         $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                           ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                          0.01           0.01           0.01           0.04           0.06
  Net realized and unrealized gain (loss) on
    investments                                                 (0.00)+         0.00+          0.00+         (0.00)+            -
                                                           ----------     ----------     ----------     ----------     ----------
       Total income from investment operations                   0.01           0.01           0.01           0.04           0.06
                                                           ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                    (0.01)         (0.01)         (0.01)         (0.04)         (0.06)
                                                           ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                               $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                           ==========     ==========     ==========     ==========     ==========
TOTAL RETURN(a)                                                  0.79%          0.62%          1.29%          3.66%          6.03%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of year (000's)                          $  115,617     $  141,622     $  192,252     $  203,691     $  182,008
  Net expenses to average daily net assets                       0.53%          0.52%          0.52%          0.50%          0.51%
  Net investment income to average daily net assets              0.77%          0.63%          1.27%          3.67%          5.86%

  + NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS IS LESS THAN $0.01 PER SHARE.
  (a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

    The accompanying notes are an integral part of the financial statements.

MML MANAGED BOND FUND -- FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                            12/31/04       12/31/03       12/31/02      12/31/01(b)     12/31/00
                                                           ----------     ----------     ----------     -----------    ----------
NET ASSET VALUE, BEGINNING OF YEAR                         $    12.51     $    12.49     $    12.27     $     12.19    $    11.61
                                                           ----------     ----------     ----------     -----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                          0.56           0.57           0.67            0.74          0.77*
  Net realized and unrealized gain (loss) on
    investments                                                 (0.01)          0.11           0.33            0.20          0.50
                                                           ----------     ----------     ----------     -----------    ----------
       Total income from investment operations                   0.55           0.68           1.00            0.94          1.27
                                                           ----------     ----------     ----------     -----------    ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                    (0.60)         (0.66)         (0.70)          (0.86)        (0.69)
  From net realized gains                                           -              -          (0.08)              -             -
                                                           ----------     ----------     ----------     -----------    ----------
       Total distributions                                      (0.60)         (0.66)         (0.78)          (0.86)        (0.69)
                                                           ----------     ----------     ----------     -----------    ----------
NET ASSET VALUE, END OF YEAR                               $    12.46     $    12.51     $    12.49     $     12.27    $    12.19
                                                           ==========     ==========     ==========     ===========    ==========
TOTAL RETURN(a)                                                  4.47%          5.59%          8.40%           7.89%        11.19%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of year (000's)                          $  385,301     $  378,991     $  386,227     $   293,109    $  232,431
  Net expenses to average daily net assets                       0.46%          0.46%          0.47%           0.48%         0.49%
  Net investment income to average daily net assets              4.38%          4.56%          5.51%           5.98%         6.54%
  Portfolio turnover rate                                         102%            77%            41%             53%           20%

  *   PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARE METHOD.
  (a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
  (b) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME PER SHARE OF $0.01, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE OF $0.01 AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 6.11% TO 5.98%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

    The accompanying notes are an integral part of the financial statements.

MML BLEND FUND -- FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                        12/31/04        12/31/03        12/31/02       12/31/01(b)      12/31/00
                                                       -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, BEGINNING OF YEAR                     $     14.66     $     12.67     $     14.76     $     19.51     $     23.51
                                                       -----------     -----------     -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                       0.38            0.34            0.39            0.47            0.76*
  Net realized and unrealized gain (loss) on
    investments                                               0.87            2.01           (2.08)          (1.69)          (0.73)
                                                       -----------     -----------     -----------     -----------     -----------
       Total income (loss) from investment
         operations                                           1.25            2.35           (1.69)          (1.22)           0.03
                                                       -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                 (0.40)          (0.36)          (0.40)          (0.56)          (0.70)
  From net realized gains                                        -               -               -           (2.97)          (3.33)
                                                       -----------     -----------     -----------     -----------     -----------
       Total distributions                                   (0.40)          (0.36)          (0.40)          (3.53)          (4.03)
                                                       -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, END OF YEAR                           $     15.51     $     14.66     $     12.67     $     14.76     $     19.51
                                                       ===========     ===========     ===========     ===========     ===========
TOTAL RETURN(a)                                               8.68%          18.71%         (11.53)%         (5.75)%          0.02%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of year (000's)                      $ 1,030,041     $ 1,085,142     $ 1,048,441     $ 1,451,123     $ 1,836,095
  Net expenses to average daily net assets                    0.42%           0.42%           0.42%           0.40%           0.39%
  Net investment income to average daily net assets           2.51%           2.44%           2.80%           2.85%           3.30%
  Portfolio turnover rate                                      113%            101%             90%             87%            103%

  *   PER SHARE AMOUNT CALCULATED USING THE AVERAGE SHARES METHOD.
  (a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
  (b) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM AND DISCOUNTS ON DEBT SECUTITIES. THE EFFECT OF THIS CHARGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME PER SHARE OF $0.003, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES OF $0.003 AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 2.87% TO 2.85%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

    The accompanying notes are an integral part of the financial statements.

MML EQUITY FUND -- FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                        12/31/04        12/31/03        12/31/02        12/31/01        12/31/00
                                                       -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, BEGINNING OF YEAR                     $     20.82     $     16.60     $     21.28     $     34.30     $     36.56
                                                       -----------     -----------     -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                       0.46            0.33            0.27            0.35            0.53*
  Net realized and unrealized gain (loss) on
    investments                                               2.84            4.22           (4.41)          (5.23)           0.53
                                                       -----------     -----------     -----------     -----------     -----------
       Total income (loss) from investment
         operations                                           3.30            4.55           (4.14)          (4.88)           1.06
                                                       -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                 (0.46)          (0.33)          (0.27)          (0.62)          (0.30)
  From net realized gains                                        -               -           (0.27)          (7.52)          (3.02)
                                                       -----------     -----------     -----------     -----------     -----------
       Total distributions                                   (0.46)          (0.33)          (0.54)          (8.14)          (3.32)
                                                       -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, END OF YEAR                           $     23.66     $     20.82     $     16.60     $     21.28     $     34.30
                                                       ===========     ===========     ===========     ===========     ===========
TOTAL RETURN(a)                                              15.85%          27.49%         (19.55)%        (14.72)%          2.86%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of year (000's)                      $ 1,407,915     $ 1,338,438     $ 1,155,240     $ 1,667,665     $ 2,180,741
  Net expenses to average daily net assets                    0.41%           0.41%           0.42%           0.40%           0.40%
  Net investment income to average daily net assets           2.01%           1.77%           1.33%           1.22%           1.47%
  Portfolio turnover rate                                       36%             61%             67%            101%             69%

  *   PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  (a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1.   THE FUND

MML Series Investment Fund ("MML Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are four series of the Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Money Market Fund ("Money Market Fund"), MML Managed Bond Fund ("Managed Bond Fund"), MML Blend Fund ("Blend Fund") and MML Equity Fund ("Equity Fund"). The MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML Trust are not offered to the general public.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

INVESTMENT VALUATION

Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees "), which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. For the Managed Bond Fund, Blend Fund and Equity Fund, short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. The Money Market Fund's portfolio securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a per-share net asset value of $1.00. All other securities and other assets, including debt securities for which the prices supplied by a pricing agent are deemed by MassMutual not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. Securities are typically valued on the basis of valuations furnished by a primary pricing service or, if no such valuation is available, from a secondary pricing service. However, valuation methods approved by the Trust's Board of Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund's value for a security is likely to be different from the last quoted market price or pricing service information. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

SECURITIES LENDING

The Managed Bond Fund, Blend Fund and Equity Fund may lend their securities to qualified brokers; however, securities lending cannot exceed 10% of the total assets of the Managed Bond Fund taken at current value, and 33% of the total assets of the Blend Fund and the Equity Fund taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At December 31, 2004, the Funds loaned securities having the following market values, collateralized by cash, which was invested in short-term instruments in the following amounts:

                                              SECURITIES ON LOAN     COLLATERAL
                                              ------------------   --------------
Managed Bond Fund                             $       31,472,559   $   32,171,750
Blend Fund                                            47,537,318       49,561,768
Equity Fund                                           87,746,382       91,188,648

REPURCHASE AGREEMENTS

The Money Market Fund, Managed Bond Fund and Blend Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

ACCOUNTING FOR INVESTMENTS

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAX

It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared and paid quarterly for the Managed Bond and Blend Fund and annually for the Equity Fund and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

During the year ended December 31, 2004, the following amounts were reclassified due to the differences between book and tax accounting:

                                                     ACCUMULATED
                                                    NET REALIZED     UNDISTRIBUTED
                                       PAID-IN     GAIN (LOSS) ON    NET INVESTMENT
                                       CAPITAL       INVESTMENTS         INCOME
                                     ----------    --------------    --------------
Managed Bond Fund                    $   (5,114)   $   (1,310,871)   $    1,315,985
Blend Fund                              (53,602)       (1,376,639)        1,430,241
Equity Fund                             (10,103)            8,455             1,648

FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

FORWARD FOREIGN CURRENCY CONTRACTS

The Managed Bond and Blend Funds may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At December 31, 2004, the Funds had no open forward foreign currency contracts.

FORWARD COMMITMENTS

Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Funds instruct the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Forward commitments are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

At December 31, 2004, the Funds had no open forward commitments.

FINANCIAL FUTURES CONTRACTS

The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

A summary of open futures contracts for the Blend Fund at December 31, 2004, is as follows:

                                                      NOTIONAL
  NUMBER OF                                           CONTRACT      NET UNREALIZED
  CONTRACTS          TYPE         EXPIRATION DATE       VALUE        APPRECIATION
--------------   -------------    ---------------   ------------    --------------
MML BLEND FUND
BUYS
8                S&P 500 Index       03/17/05       $  2,427,400    $       26,652

3.   MANAGEMENT FEES AND OTHER TRANSACTIONS

INVESTMENT MANAGEMENT FEE

Under agreements between the Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees monthly from each Fund at the annual rate of 0.50% of the first $100,000,000, 0.45% of the next $200,000,000, 0.40% of the next $200,000,000 and 0.35% of any excess over
$500,000,000 of the average daily net asset value of each Fund.

MassMutual has entered into investment sub-advisory agreements with Babson Capital Management LLC ("Babson Capital"), (formerly known as David L. Babson & Company Inc.) pursuant to which Babson Capital serves as each Fund's sub-adviser providing day-to-day management of each Fund's investments. Babson Capital is a wholly-owned subsidiary of DLB Acquisition Corporation, which is a controlled subsidiary of MassMutual. Babson Capital receives a fee from MassMutual equal to an annual rate of 0.13% of the average daily net asset value of the portion of the assets of the Equity Fund that Babson Capital manages, 0.13% of the average daily net assets of the Equity Segment of the Blend Fund, 0.09% of the average daily net assets of the Money Market and Bond Segments of the Blend Fund, 0.05% of the average daily net assets of the Money Market Fund and 0.10% of the average daily net assets of the Managed Bond Fund.

MassMutual has also entered into an investment sub-advisory agreement with Alliance Capital Management L.P. ("Alliance Capital"). Alliance Capital is a limited partnership, the majority ownership interests in which are held by its affiliates: Alliance Capital Management Holding L.P., a publicly traded partnership; and AXA Financial, Inc. ("AXA Financial") together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. The sub-advisory agreement with Alliance Capital provides that Alliance Capital manage a portion of the investment and reinvestment of the assets of the Equity Fund. MassMutual pays a sub-advisory fee to Alliance Capital based upon the aggregate net assets under management which include (1) the average daily net asset value of the portion of the assets of the Equity Fund that Alliance Capital manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which Alliance Capital provides sub-advisory services and which have substantially the same investment objectives, policies and investment strategies.

EXPENSE WAIVERS

MassMutual has agreed, at least through April 30, 2005, to bear the expenses of each Fund to the extent that the aggregate expenses (excluding each Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.11% of the average daily net asset value of each Fund for such year. No waivers have been required as a result of this agreement for the year ended December 31, 2004.

OTHER

Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of each trustee who is not an officer or employee of MassMutual is borne by the Funds.

DEFERRED COMPENSATION

Trustees of the Funds that are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest at a rate equal to eight percent (8%) per annum.

For the year ended December 31, 2004, no significant amounts have been deferred.

4.   PURCHASES AND SALES OF INVESTMENTS

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2004, were as follows:

                                               LONG-TERM U.S.       OTHER LONG-TERM
                                            GOVERNMENT SECURITIES     SECURITIES
                                            ---------------------   ---------------
           PURCHASES
           Managed Bond Fund                $         261,398,597   $   121,781,403
           Blend Fund                                 194,403,105       880,394,536
           Equity Fund                                          -       473,690,912

           SALES
           Managed Bond Fund                $         258,918,342   $   109,771,041
           Blend Fund                                 219,185,812       973,430,342
           Equity Fund                                          -       567,277,993

5.   CAPITAL SHARE TRANSACTIONS

The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:

                                                 YEAR ENDED DECEMBER 31, 2004          YEAR ENDED DECEMBER 31, 2003
                                                  SHARES             AMOUNT             SHARES             AMOUNT
                                              ---------------    ---------------    ---------------    ---------------
MONEY MARKET FUND
   Sold                                            71,129,709    $    71,054,507        105,705,023    $   105,590,864
   Issued as reinvestment of dividends                887,723            887,133          1,152,760          1,151,593
   Redeemed                                       (98,050,412)       (97,946,737)      (157,549,810)      (157,379,811)
                                              ---------------    ---------------    ---------------    ---------------
   Net increase (decrease)                        (26,032,980)   $   (26,005,097)       (50,692,027)   $   (50,637,354)
                                              ===============    ===============    ===============    ===============
MANAGED BOND FUND
   Sold                                             5,011,724    $    62,646,073          7,918,246    $    99,825,935
   Issued as reinvestment of dividends              1,433,549         17,870,402          1,653,061         20,809,869
   Redeemed                                        (5,825,234)       (72,960,675)       (10,213,932)      (128,594,509)
                                              ---------------    ---------------    ---------------    ---------------
   Net increase (decrease)                            620,039    $     7,555,800           (642,625)   $    (7,958,705)
                                              ===============    ===============    ===============    ===============
BLEND FUND
   Sold                                             1,875,417    $    27,896,784          2,306,539    $    31,049,864
   Issued as reinvestment of dividends              1,834,465         27,603,936          1,979,001         27,002,708
   Redeemed                                       (11,332,892)      (168,592,567)       (12,990,744)      (172,966,124)
                                              ---------------    ---------------    ---------------    ---------------
   Net increase (decrease)                         (7,623,010)   $  (113,091,847)        (8,705,204)   $  (114,913,552)
                                              ===============    ===============    ===============    ===============
EQUITY FUND
   Sold                                             2,161,283    $    46,694,417          2,869,073    $    51,938,991
   Issued as reinvestment of dividends              1,132,862         26,837,006          1,019,277         21,136,767
   Redeemed                                        (8,073,229)      (175,020,710)        (9,220,071)      (163,790,004)
                                              ---------------    ---------------    ---------------    ---------------
   Net increase (decrease)                         (4,779,084)   $  (101,489,287)        (5,331,721)   $   (90,714,246)
                                              ===============    ===============    ===============    ===============

6.   FOREIGN SECURITIES

The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

7.   FEDERAL INCOME TAX INFORMATION

At December 31, 2004, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

                                                  FEDERAL           TAX BASIS          TAX BASIS
                                                INCOME TAX         UNREALIZED          UNREALIZED      NET UNREALIZED
                                                   COST           APPRECIATION       DEPRECIATION       APPRECIATION
                                              ---------------    ---------------    ---------------    ---------------
Managed Bond Fund                             $   407,973,650    $     9,852,800    $    (2,047,561)   $     7,805,239
Blend Fund                                        921,468,907        168,020,145         (8,656,338)       159,363,807
Equity Fund                                     1,195,185,638        304,952,025         (8,070,858)       296,881,167

Note: The aggregate cost for investments for the Money Market Fund as of December 31, 2004, is the same for financial reporting and Federal income tax purposes.

At December 31, 2004, the following Funds had available, for Federal income tax purposes, unused capital losses:

                                                 EXPIRING           EXPIRING            EXPIRING          EXPIRING
                                                   2009               2010                2011              2012
                                              ---------------    ---------------      -------------    ---------------
Money Market Fund                             $       200,726    $             -      $           -    $           618
Managed Bond Fund                                           -          1,214,149                  -                  -
Blend Fund                                         93,837,108         96,826,930         44,174,039                  -
Equity Fund                                                 -         94,716,471         93,924,996                  -

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Certain differences exist from the amounts reflected in the Statement of Changes in Net Assets primarily due to the character of short-term capital gains treated as ordinary income for tax purposes. The tax character of distributions paid during the year ended December 31, 2004 was as follows:

                                                                    ORDINARY           LONG TERM          RETURN OF
                                                                     INCOME          CAPITAL GAIN          CAPITAL
                                                                 ---------------    ---------------    ---------------
Money Market Fund                                                $       981,495    $             -    $             -
Managed Bond Fund                                                     17,870,402                  -                  -
Blend Fund                                                            27,603,935                  -                  -
Equity Fund                                                           26,837,006                  -                  -

The tax character of distributions paid during the year ended December 31, 2003 was as follows:

                                                                    ORDINARY           LONG TERM          RETURN OF
                                                                     INCOME          CAPITAL GAIN          CAPITAL
                                                                 ---------------    ---------------    ---------------
Money Market Fund                                                $     1,051,782    $             -    $             -
Managed Bond Fund                                                     20,809,869                  -                  -
Blend Fund                                                            27,002,708                  -                  -
Equity Fund                                                           21,136,767                  -                  -

At December 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                               UNDISTRIBUTED
                                                 ORDINARY         CAPITAL LOSS      OTHER TEMPORARY      UNREALIZED
                                                  INCOME            CARRYOVER         DIFFERENCES       APPRECIATION*
                                              ---------------    ---------------    ---------------    ---------------
Money Market Fund                             $        39,459    $      (201,344)   $       (14,531)   $             -
Managed Bond Fund                                           -         (1,214,149)        (1,151,612)         7,805,239
Blend Fund                                             13,814       (234,838,077)           (94,453)       159,390,459
Equity Fund                                             2,631       (188,641,467)          (112,188)       296,881,167

* INCLUDES UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS, DERIVATIVES AND FOREIGN CURRENCY DENOMINATED ASSETS AND LIABILITIES IF ANY.

The following Funds have elected to defer to January 1, 2005 post-October losses:

                                                                                                           AMOUNT
                                                                                                       ---------------
Money Market Fund                                                                                      $         1,488
Managed Bond Fund                                                                                            1,120,583

8.   PROXY VOTING (UNAUDITED)

A description of the policies and procedures that each Fund's investment adviser and sub-advisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/retire and on the Securities and Exchange Commission's website at http://www.sec.gov.

9.   QUARTERLY REPORTING (UNAUDITED)

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room, which may be obtained by calling 1-800-SEC-0330.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF MML SERIES INVESTMENT FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MML Money Market Fund, the MML Managed Bond Fund, the MML Blend Fund, and the MML Equity Fund (collectively the "Funds") which are components of the MML Series Investment Fund ("The MML Trust"), as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for the two years in the period ended December 31, 2004 and the financial highlights for each of the five years in the period ended December 31, 2004. The financial statements and financial highlights are the responsibility of the MML Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2004, the results of their operations, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Boston, Massachusetts
February 11, 2005

TRUSTEES AND OFFICERS (UNAUDITED)

The following table lists the Trust's trustees and officers as of December 31, 2004; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing.

DISINTERESTED TRUSTEES

                                            TERM                                    NUMBER OF
                                         OF OFFICE**                              PORTFOLIOS IN
                                             AND                                      FUND
                           POSITION(S)     LENGTH             PRINCIPAL              COMPLEX                OTHER
    NAME, ADDRESS*,         HELD WITH      OF TIME       OCCUPATION(S) DURING      OVERSEEN BY          DIRECTORSHIPS
        AND AGE               TRUST        SERVED            PAST 5 YEARS            TRUSTEE           HELD BY TRUSTEE
------------------------   -----------   -----------   ------------------------   -------------   -------------------------
Richard H. Ayers           Trustee of       Since      Retired                         39         Director, Applera
Age: 62                    the Trust        1999                                                  Corporation; Director
                                                                                                  (since 2002), Instron
                                                                                                  Corporation.

Mary E. Boland             Trustee of       Since      Attorney at Law (since          39         Director (since 1999),
Age: 65                    the Trust        1973       2004); Attorney at Law                     BankNorth Massachusetts;
                                                       (1965-2004), Egan,                         Director (since 1999),
                                                       Flanagan and Cohen, P.C.                   Massachusetts Educational
                                                       (law firm), Springfield,                   Financing Authority.
                                                       MA.

Richard W. Greene          Trustee of       Since      Retired; Vice President         39
Age: 69                    the Trust        1999       for Investments and
                                                       Treasurer (1998-2000),
                                                       University of Rochester
                                                       (private university).

F. William Marshall, Jr.   Trustee of       Since      Consultant (since 1999);        39         Trustee (since 2000),
Age: 62                    the Trust        1996       Chairman (1999), Family                    Board II Oppenheimer
                                                       Bank, F.S.B. (formerly                     Funds.
                                                       SIS Bank); Executive Vice
                                                       President (1999), Peoples
                                                       Heritage Financial Group;
                                                       President, Chief
                                                       Executive Officer and
                                                       Director (1993-1999), SIS
                                                       Bancorp, Inc. and SIS
                                                       Bank (formerly,
                                                       Springfield Institution
                                                       for Savings).

Allan W. Blair             Trustee of       Since      President and Chief             39         Director (since 2001),
Age: 56                    the Trust        2003       Executive Officer (since                   Future Works, Inc.
                                                       1996), Economic
                                                       Development Council of
                                                       Western Massachusetts;
                                                       President and Chief
                                                       Operating Officer (since
                                                       1993), Westmass Area
                                                       Development Corporation;
                                                       President and Chief
                                                       Operating Officer (since
                                                       1984), Westover
                                                       Metropolitan Development
                                                       Corporation.

R. Alan Hunter, Jr.        Trustee of       Since      Retired.                        39
Age: 58                    the Trust        2003

INTERESTED TRUSTEES

                                            TERM                                    NUMBER OF
                                         OF OFFICE**                              PORTFOLIOS IN
                                             AND                                      FUND
                           POSITION(S)     LENGTH             PRINCIPAL              COMPLEX                OTHER
    NAME, ADDRESS*,         HELD WITH      OF TIME       OCCUPATION(S) DURING      OVERSEEN BY          DIRECTORSHIPS
        AND AGE               TRUST        SERVED            PAST 5 YEARS            TRUSTEE           HELD BY TRUSTEE
------------------------   -----------   -----------   ------------------------   -------------   -------------------------
Stuart H. Reese            Chairman         Since      Executive Vice President        41         Chairman (since 1999),
Age: 49                    and              1999       and Chief Investment                       President (1995-1999),
                           Trustee of                  Officer (since 1999),                      MassMutual Corporate
                           the Trust                   Chief Executive Director                   Investors and MassMutual
                                                       (1997-1999), MassMutual;                   Participation Investors
                                                       Chairman and Chief                         (closed-end investment
                                                       Executive Officer (since                   companies); Director
                                                       2001), President and                       (since 1999), Merrill
                                                       Chief Executive Officer                    Lynch Derivative
                                                       (1999-2001), Babson                        Products; Chairman (since
                                                       Capital Management LLC                     1999), Director (since
                                                       (investment adviser).                      1996), Antares Capital
                                                                                                  Corporation (finance
                                                                                                  company); Director (since
                                                                                                  1996), HYP Management,
                                                                                                  Inc. (managing member of
                                                                                                  MassMutual High Yield
                                                                                                  Partners LLC), and MMHC
                                                                                                  Investment, Inc.
                                                                                                  (investor in funds
                                                                                                  sponsored by MassMutual);
                                                                                                  Director (since 1994),
                                                                                                  MassMutual Corporate
                                                                                                  Value Partners Limited
                                                                                                  (investor in debt and
                                                                                                  equity securities) and
                                                                                                  MassMutual Corporate
                                                                                                  Value Limited (parent of
                                                                                                  MassMutual Corporate
                                                                                                  Value Partners Limited);
                                                                                                  President (since 1997),
                                                                                                  MassMutual/ Darby CBO IM
                                                                                                  Inc. (manager of
                                                                                                  MassMutual/ Darby CBO
                                                                                                  LLC, a high yield bond
                                                                                                  fund); Advisory Board
                                                                                                  Member (since 1995),
                                                                                                  Kirtland Capital
                                                                                                  Partners.

Frederick C. Castellani    Trustee of    Since 2001    Executive Vice President        39
Age: 58                    the Trust                   (since 2001), Senior Vice
                                                       President (1996-2001),
                                                       MassMutual.

                                            TERM                                    NUMBER OF
                                         OF OFFICE**                              PORTFOLIOS IN
                                             AND                                      FUND
                           POSITION(S)     LENGTH             PRINCIPAL              COMPLEX                OTHER
    NAME, ADDRESS*,         HELD WITH      OF TIME       OCCUPATION(S) DURING      OVERSEEN BY          DIRECTORSHIPS
        AND AGE               TRUST        SERVED            PAST 5 YEARS            TRUSTEE           HELD BY TRUSTEE
------------------------   -----------   -----------   ------------------------   -------------   -------------------------
Robert E. Joyal            Trustee of    Since 2003    Retired; President              41         Trustee (since 2003),
Age: 59                    the Trust                   (2001-2003), Managing                      President (1999-2003),
                                                       Director (2000-2001) and                   MassMutual Corporate
                                                       Executive Director                         Investors and MassMutual
                                                       (1999-2000), David L.                      Participation Investors
                                                       Babson & Company Inc.;                     (closed-end investment
                                                       Executive Director                         companies); Director
                                                       (1997-1999),                               (since 1996), Antares
                                                       Massachusetts Mutual Life                  Capital Corporation (bank
                                                       Insurance Company.                         loan syndication);
                                                                                                  Director (since 1996),
                                                                                                  First Israel Mezzanine
                                                                                                  Investors Ltd. (general
                                                                                                  partner and manager of
                                                                                                  The Israel Mezzanine
                                                                                                  Fund, L.P.); Director
                                                                                                  (since 2003), Pemco
                                                                                                  Aviation Group, Inc.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                                              NUMBER OF
                                                                                                            PORTFOLIOS IN
                                                                                                                FUND
                           POSITION(S)      LENGTH                         PRINCIPAL                           COMPLEX
    NAME, ADDRESS*,         HELD WITH       OF TIME                   OCCUPATION(S) DURING                   OVERSEEN BY
        AND AGE               TRUST         SERVED                        PAST 5 YEARS                         TRUSTEE
------------------------   ------------   -----------   --------------------------------------------------  -------------
David W. O'Leary           President         Since      Senior Vice President (since 2001), MassMutual;          14
Age: 44                    of the Trust      2004       Senior Vice President (1999-2001), Vice President
                                                        (1996-1999), Aetna Financial Services.

James S. Collins           Chief             Since      Vice President (since 1999), Second Vice President       39
Age: 46                    Financial         2000       (1990-1999), MassMutual.
                           Officer and
                           Treasurer of
                           Trust

Thomas M. Kinzler          Vice              Since      Vice President and Associate General Counsel             59
Age: 49                    President         1999       (since 1999), Second Vice President and Associate
                           and                          General Counsel (1996-1999), MassMutual.
                           Secretary of
                           the Trust

Toby Slodden               Vice              Since      Executive Vice President (since 2003), Senior Vice       39
Age: 47                    President of      2003       President (1999-2003), Vice President (1997-1999),
                           the Trust                    MassMutual.

Michael A. Chong           Vice              Since      Vice President, Compliance (since 2004), Vice            59
Age: 47                    President         2004       President and Associate General Counsel
                           and Chief                    (1999-2004), Second Vice President (1996-1999),
                           Compliance                   MassMutual.
                           Officer of
                           the Trust

Ian W. Sheridan            Vice              Since      Vice President (since 2003), MassMutual; Vice            39
Age: 39                    President         2004       President of Marketing and Business Development
                           of the Trust                 (1999-2003), Automatic Data Processing (ADP).

* The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

** Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, a Trustee shall retire and cease to serve as a Trustee as of the first board meeting following the date on which the Trustee attains the age of seventy-two

FEDERAL TAX INFORMATION (UNAUDITED)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2004 qualified for the dividends received deduction, as follows:

Managed Bond Fund                                         0.19%
Blend Fund                                               46.00%
Equity Fund                                             100.00%

OTHER INFORMATION (UNAUDITED)

FUND EXPENSES DECEMBER 31, 2004

EXPENSE EXAMPLES

The following information is in regards to expenses for the six month period ended December 31, 2004:

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested for the six month period ended December 31, 2004.

ACTUAL EXPENSES

The first line of each table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

The Funds incur ongoing operating expenses during the normal course of business, such as management fees and other expenses. The following tables, assuming a $1,000 investment in a class of shares, disclose the ending account value and operating expenses incurred for the six months ended December 31, 2004, based on, (1) the Fund's actual return and actual expenses, and (2) a hypothetical annualized 5% return and the Fund's actual expenses:

MONEY MARKET FUND

                                                                           OPERATING
                                            BEGINNING        ENDING        EXPENSE
                                              VALUE           VALUE        INCURRED*
                                          -------------   -------------   ----------
1) Actual                                 $    1,000.00   $    1,005.50   $     2.67
2) Hypothetical                                1,000.00        1,022.47         2.69

* EXPENSES ARE CALCULATED USING THE ANNUALIZED EXPENSE FOR THE SIX MONTHS ENDED DECEMBER 31, 2004 OF 0.53%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE PERIOD, DIVIDED BY THE NUMBER OF DAYS IN THE YEAR.

MANAGED BOND FUND

                                                                           OPERATING
                                            BEGINNING        ENDING         EXPENSE
                                              VALUE           VALUE        INCURRED*
                                          -------------   -------------   ----------
1) Actual                                 $    1,000.00   $    1,041.70   $     2.36
2) Hypothetical                                1,000.00        1,022.82         2.34

* EXPENSES ARE CALCULATED USING THE ANNUALIZED EXPENSE FOR THE SIX MONTHS ENDED DECEMBER 31, 2004 OF 0.46%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE PERIOD, DIVIDED BY THE NUMBER OF DAYS IN THE YEAR.

BLEND FUND

                                                                           OPERATING
                                            BEGINNING        ENDING         EXPENSE
                                              VALUE           VALUE        INCURRED*
                                          -------------   -------------   ----------
1) Actual                                 $    1,000.00   $    1,060.40   $     2.18
2) Hypothetical                                1,000.00        1,023.03         2.14

* EXPENSES ARE CALCULATED USING THE ANNUALIZED EXPENSE FOR THE SIX MONTHS ENDED DECEMBER 31, 2004 OF 0.42%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE PERIOD, DIVIDED BY THE NUMBER OF DAYS IN THE YEAR.

EQUITY FUND

                                                                           OPERATING
                                            BEGINNING        ENDING         EXPENSE
                                              VALUE           VALUE        INCURRED*
                                          -------------   -------------   ----------
1) Actual                                 $    1,000.00   $    1,118.40   $     2.18
2) Hypothetical                                1,000.00        1,023.08         2.08

* EXPENSES ARE CALCULATED USING THE ANNUALIZED EXPENSE FOR THE SIX MONTHS ENDED DECEMBER 31, 2004 OF 0.41%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE PERIOD, DIVIDED BY THE NUMBER OF DAYS IN THE YEAR.

                    [This page is intentionally left blank.]

[MASSMUTUAL FINANCIAL GROUP(SM) LOGO]

Massachusetts Mutual Life Insurance Company and affiliates, Springfield, MA 01111-0001

www.massmutual.com


MassMutual Financial Group is a marketing designation (or fleet name) for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliates.

                                                                       L4540 205

ITEM 2 CODE OF ETHICS.

        As of December 31, 2004, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2004, there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under item 10 (a).

ITEM 3 AUDIT COMMITTEE FINANCIAL EXPERT.

        The Registrant's Board of Trustees has determined that Richard H.
Ayers and Richard W. Greene, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the "SEC"). Mr. Ayers and Mr. Greene are "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4 PRINCIPAL ACCOUNTANT FEES AND SERVICES.

        (a) AUDIT FEES: The aggregate fees paid and accrued by the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant's annual financial statements for 2004 and 2003 were $76,300 and $74,871, respectively.
        (b) AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2004 and 2003.
        (c) TAX FEES: The aggregate fees paid or accrued by the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for 2004 and 2003 were $10,829 and $12,114, respectively.
        (d) ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2004 or 2003.
        (e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2004 and 2003 were pre-approved by the committee. (2) Not applicable.
        (f)    Not applicable.
        (g)    Not applicable.
        (h)    Not applicable.

ITEM 5 AUDIT COMMITTEE OF LISTED REGISTRANTS.

        Not applicable to this filing.

ITEM 6 SCHEDULE OF INVESTMENTS

        Not applicable to this filing.

ITEM 7 DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

        Not applicable to this filing.

ITEM 8 PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

        Not applicable to this filing.

ITEM 9 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

        Not applicable to this filing.

ITEM 10 CONTROLS AND PROCEDURES.

        (a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective based as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures as of the Evaluation Date.

        (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11 (EXHIBITS):

        (a)(1) Code of Ethics Described in Item 2 is attached.

        (a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a) are attached hereto as Exhibit 99CERT.

        (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

        (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)               MML Series Investment Fund

By (Signature and Title):  /s/ David W. O'Leary
                           --------------------------------------------------
                           David W. O'Leary, President and Principal Executive Officer

                           Date 2/24/05
                                --------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.

By (Signature and Title):  /s/ David W. O'Leary
                           --------------------------------------------------
                           David W. O'Leary, President and Principal Executive Officer

                           Date 2/24/05
                                --------

By (Signature and Title):  /s/ James S. Collins
                           ---------------------------------------------------
                           James S. Collins, Treasurer and Principal Financial Officer

                           Date 3/1/05
                                --------